Exhibit 10.3
PORTIONS OF THIS EXHIBIT 10.3 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION VERSION
PLEDGE AND SECURITY AGREEMENT
Dated as of June 17, 2011
among
Warnaco Inc.,
Calvin Klein Jeanswear Company and
Warnaco Swimwear Products Inc.
as Grantors
and
Each Other Grantor
From Time to Time Party Hereto
and
JPMorgan Chase Bank, N.A.
as Collateral Agent

i

TABLE OF CONTENTS
(continued)

ii

ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment
Annex 2	Form of Joinder Agreement
Annex 3	Form of Short Form Copyright Security Agreement
Annex 4	Form of Short Form Patent Security Agreement
Annex 5	Form of Short Form Trademark Security Agreement

Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Commercial Tort Claims
Schedule 7	Deposit Accounts and Securities Accounts

iii

This Pledge and Security Agreement (this “Agreement”), dated as of June 17, 2011, by Warnaco Inc., a Delaware corporation (the “Borrower”), Calvin Klein Jeanswear Company, a Delaware corporation (the “CK Borrower”), Warnaco Swimwear Products Inc., a Delaware corporation (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc., a Delaware corporation (“Group”), and each of the other entities listed on the signature pages hereof or that from time to time becomes a party hereto pursuant to Section 7.11 (each a “Grantor” and, collectively, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A. (“JPMCB”), as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”).
w i t n e s s e t h:
Whereas, the Borrowers, Group, the lenders party thereto from time to time and JPMCB, as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders (together with the Administrative Agent, the “Agents”), have entered into a certain Term Loan Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
Whereas, the Grantors other than the Borrowers are party to the Guaranty pursuant to which they have guaranteed the Obligations of the Borrowers under the Credit Agreement;
Whereas, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent;
Whereas, each Grantor will receive substantial direct and indirect benefits from the making of the Loans to the Borrowers under the Credit Agreement;
Now, Therefore, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
ARTICLE I. Defined Terms
Section 1.1 Definitions
(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.
(b) Terms used herein without definition that are defined in the UCC (as defined below) have the meanings given to them in the UCC, including the following terms (which are capitalized herein):
“Account”
“Account Debtor”
“Certificated Security”
“Chattel Paper”

“Commercial Tort Claim”
“Commodity Account”
“Deposit Account”
“Documents”
“Entitlement Holder”
“Entitlement Order”
“Equipment”
“Financial Asset”
“General Intangibles”
“Goods”
“Instruments”
“Inventory”
“Investment Property”
“Letter-of-Credit Right”
“Proceeds”
“Securities Account”
“Securities Intermediary”
“Security”
“Security Entitlement”
“Supporting Obligation”
(c) The following terms shall have the following meanings:
“ABL Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.
“ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.
“ABL Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Additional Pledged Collateral” means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to Section 2.2, including, to the extent a security interest is granted therein pursuant to Section 2.2, (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles (including Intellectual Property), Instruments or Investment Property.
“Agents” has the meaning specified in the recitals to this Agreement.

“Agreement” means this Pledge and Security Agreement (as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time).
“Collateral” has the meaning specified in Section 2.1.
“Collateral Agent” shall include, in addition to the Collateral Agent referred to in the preamble hereto, any successors and assigns to the Collateral Agent appointed pursuant to the Credit Agreement and means the “Collateral Agent” in its capacity as collateral agent for the benefit of the Secured Parties with respect to the Secured Obligations.
“Copyright Licenses” means any written agreement providing for the grant by or to any Grantor of any right under any Copyright, including the grant of any right to use, copy, publicly perform, display, create derivative works of, manufacture, distribute, exploit or sell materials derived from any Copyright.
“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications for registration or recording in connection therewith, including all registrations, recordings and applications for registration or recording in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals, reversions and extensions thereof.
“Discharge of Lender Claims” means the payment in full in cash of the principal of, interest and premium, if any, on all Secured Obligations arising under the Credit Agreement following the termination of all commitments to extend credit under the Credit Agreement (other than contingent indemnification obligations and expense reimbursement as to which no claim has been asserted) and, with respect to Hedging Obligations and Cash Management Obligations that constitute Secured Obligations, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the terms thereof, payment in full in cash of any other Secured Obligations that are due and payable at or prior to the time such Secured Obligations are repaid and commitments are terminated.
“Excluded Equity” means, collectively, any Voting Stock of any direct Foreign Subsidiary of any Grantor in excess of 65% of the total outstanding Voting Stock of such Subsidiary. For the purposes of this definition, “Voting Stock” means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)).
“Excluded Property” means, collectively, (i) Excluded Equity, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that validly prohibits the creation by such Grantor of a Lien thereon, or any permit, lease, license, contract, instrument or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law; (iii) any Equipment owned by any Grantor that is Purchase-Money Collateral (as defined in the UCC) or subject to a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than any Grantor as a condition to the creation of any other Lien on such Equipment; (iv) any Deposit Accounts used solely for payroll, payroll taxes and other employee and benefit plans; (v) any property and assets the pledge of which would require governmental consent, approval, license or authorization that has not been obtained; (vi) any “intent to use” trademark application, until such time as a “Statement of Use” or an “Amendment to Allege Use” is accepted for an application by the USPTO; (vii) any treasury stock of Group; and (viii) assets in circumstances where the Collateral Agent and the Borrowers agree in writing that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets is excessive in relation to the practical benefit afforded thereby, provided, however, “Excluded Property” shall not include (a) any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property) or (b) any Pledged Certificated Stock.
“Grantor” has the meaning specified in the recitals to this Agreement.
“Hedging Obligations” means all obligations of any Person under any Hedging Contract.
“Intellectual Property” means, collectively, (a) all right, title and interest of any Grantor in intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets, Internet domain names, Websites, advertising rights, rights in designs, including registrations thereof, and rights in data, and (b) all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under and with respect thereto, including all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of June 17, 2011, by and among Bank of America, N.A., as ABL Agent, the Administrative Agent and the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified or replaced from time to time).
“LLC” means each limited liability company in which a Grantor has an equity interest, including those set forth on Schedule 2.
“LLC Agreement” means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.
“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to any Grantor’s business.
“Partnership” means each partnership in which a Grantor has an equity interest, including those set forth on Schedule 2.

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.
“Patent License” means all written agreements providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, lease, sell or offer for sale any product, design or process covered in whole or in part by a Patent.
“Patents” means (a) all patents of the United States or any other country or patent rights arising under multinational laws, (b) all applications for patents of the United States or any other country or patent rights arising under multinational laws and (c) all rights to obtain any reissues, extensions, divisions, continuations and continuations-in-part of the foregoing.
“Pledged Certificated Stock” means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2, but excluding Excluded Equity.
“Pledged Collateral” means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor (other than Pledged Stock, Pledged Debt Instruments and other Investment Property whose value, in the aggregate, does not exceed $1,000,000), all chattel paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.
“Pledged Debt Instruments” means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein.
“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock.
“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock (excluding Excluded Equity), including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.
“Securities Act” means the Securities Act of 1933, as amended.
“Third Party Intellectual Property Rights” means any right, title or interest of any Person under patent, copyright, trademark or trade secret law or any other statutory provision or common law doctrine relating to intellectual property or proprietary rights.
“Trademark License” means any written agreement providing for the grant by or to any Grantor of any right under any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications for registration or recording in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the perfection or priority of the Collateral Agent’s (for the benefit of the Secured Parties) security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” (as it applies to such security interest) shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.
“Vehicles” means all vehicles covered by a certificate of title law of any state of the United States of America or the District of Columbia.
Certain Other Terms
(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”
(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.
(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in, this Agreement.
(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.
(f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.
(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Lender,” “Administrative Agent,” “Collateral Agent” and “Secured Party” include their respective successors.
(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.
ARTICLE II. Grant of Security Interest
Section 2.1 Collateral
For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests (other than, in each case, Excluded Property) is collectively referred to as the “Collateral”:
(i) all Accounts;
(ii) all Chattel Paper;
(iii) all Deposit Accounts;
(iv) all Documents;
(v) all Equipment;
(vi) all General Intangibles;
(vii) all Instruments;
(viii) all Inventory;
(ix) all Investment Property;
(x) all Letter of Credit Rights;
(xi) all Vehicles;
(xii) the Commercial Tort Claims described on Schedule 6 and on any supplement thereto received by the Collateral Agent pursuant to Section 4.10;
(xiii) all Intellectual Property and goodwill associated therewith;
(xiv) all books and records pertaining to any or all of the other property described in this Section 2.1;
(xv) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located; and
(xvi) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

Section 2.2 Grants of Security Interests in Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that the foregoing grant of security interest shall not include a security interest in any Excluded Property; and provided, further, that, if and when any property shall cease to be Excluded Property, the Collateral Agent for the benefit of the Secured Parties shall have, and at all times from and after the date hereof be deemed to have had, a security interest in such property.
ARTICLE III. Representations and Warranties
To induce the Lenders, the Collateral Agent and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Lenders, the Collateral Agent, the Administrative Agent and the other Secured Parties:
Section 3.1 Title; No Other Liens
Except for the Liens granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to collaterally transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien (other than Liens for taxes not yet due and payable).
Section 3.2 Perfection and Priority
The security interests granted pursuant to this Agreement shall constitute valid and continuing perfected security interests in favor of the Collateral Agent in the rights of such Grantor in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office or with the United States Patent and Trademark Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form), (ii) the delivery to the Collateral Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Collateral Agent or in blank and (iii) all appropriate filings having been made with the United States Copyright Office. Such security interests shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Collateral Agent’s Liens by operation of law or otherwise as permitted hereunder or under the Credit Agreement or the Intercreditor Agreement.

Section 3.3 Jurisdiction of Organization; Chief Executive Office
On the Closing Date, such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business is specified on Schedule 1 and, to the extent different from that on the Closing Date, such Schedule 1 also lists all jurisdictions of organization, legal names and locations of such Grantor’s chief executive office or sole place of business for the period beginning five years preceding the date hereof.
Section 3.4 Inventory and Equipment
On the Closing Date, Schedule 4 sets forth each location at which such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) is kept on the Closing Date.
Section 3.5 Pledged Collateral
(a) The Pledged Stock that constitutes Pledged Collateral pledged hereunder by such Grantor as of the Closing Date is listed on Schedule 2 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.
(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) that constitutes Pledged Collateral has been duly and validly issued and are fully paid and nonassessable.
(c) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Collateral Agent in accordance with Section 4.4(a) and Section 6.11 of the Credit Agreement.
(d) Other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than (i) that represented by Certificated Securities or (ii) Instruments in the possession of the Collateral Agent or ABL Agent or that consisting of Financial Assets held in a Securities Account.
Section 3.6 Deposit Accounts; Securities Accounts
The only Deposit Accounts, Securities Accounts or Commodity Accounts maintained by any Grantor on the Closing Date are those listed on Schedule 7, which sets forth such information separately for each Grantor and which clearly identifies each Deposit Account which is maintained as a concentration account by such Grantor.
Section 3.7 Accounts
No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent or ABL Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.5.

Section 3.8 Intellectual Property
(a) Schedule 5 (i) sets forth a true and complete list of all Intellectual Property of such Grantor on the date hereof (other than licenses to commercial off-the-shelf software), separately identifying that owned by such Grantor and that licensed by or to such Grantor and (ii) sets forth a true and complete list of all Material Intellectual Property owned by or licensed to such Grantor on the date hereof (other than licenses to commercial off-the-shelf software), separately identifying that owned by such Grantor and that licensed by or to such Grantor. The Material Intellectual Property set forth on Schedule 5 constitutes all of the material intellectual property rights necessary for the Grantors to conduct their business as currently and as proposed to be conducted.
(b) On the Closing Date, all Material Intellectual Property owned by such Grantor is valid, in full force and effect, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned. To the knowledge of such Grantor, the business of such Grantor, and the use of the Material Intellectual Property in connection therewith, does not infringe, misappropriate, dilute or violate any Third Party Intellectual Property Rights. Such Grantor is not party to or the subject of any pending or, to such Grantor’s knowledge, threatened claim of infringement, misappropriation, dilution or violation of any Third Party Intellectual Property Rights, and there are no facts or circumstances that such Grantor reasonably believes are likely to form the basis for any such claim, and such Grantor has not received written notice of any such claim, or a written offer of a license to any Third Party Intellectual Property Rights, or any written notice regarding the existence of any Third Party Intellectual Property Rights that would be likely to have a Material Adverse Effect on any Grantor or otherwise would impair any Material Intellectual Property.
(c) Except as set forth in Schedule 5(c), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.
(d) On the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority challenging such Grantor’s rights in the Material Intellectual Property or that would limit or otherwise impair the ownership, use, validity or enforceability of any Material Intellectual Property.
(e) No action or proceeding challenging such Grantor’s rights in the Intellectual Property or the ownership, use, validity or enforceability of any Material Intellectual Property owned by such Grantor is on the date hereof pending or, to the knowledge of such Grantor, threatened. On the date hereof, there are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property. To such Grantor’s knowledge, no Person has been or is infringing, misappropriating, diluting or violating the Material Intellectual Property owned by such Grantor on the date hereof.
(f) On the date hereof, no Grantor is in material breach of any Copyright License, Patent License or Trademark License and no Grantor in breach of any Material License. The consummation of the transactions contemplated by this Agreement shall not impair any of such Grantor’s right in, cause a breach of, or impair the validity or enforceability of, any Material Intellectual Property.

Section 3.9 Commercial Tort Claims
The only Commercial Tort Claims (with a reasonable expectation of recovery of at least $1,000,000) of any Grantor existing on the Closing Date (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 6, which sets forth such information separately for each Grantor.
ARTICLE IV. Covenants
Each Grantor agrees with the Collateral Agent to the following, as long as the Discharge of Lender Claims has not occurred or any Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 4.1 Generally
Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 7.2 of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any other Loan Document, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Collateral except in connection with an Asset Sale (i) that is permitted under Section 7.4 of the Credit Agreement or (ii) that is pursuant to a contract which contains a condition precedent that consent under the Credit Agreement be obtained.
Section 4.2 Maintenance of Perfected Security Interest; Further Documentation
(a) Such Grantor shall maintain the security interests created by this Agreement as perfected security interests having at least the priority described in Section 3.2.
(b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request in writing, all in detail and in form and substance reasonably satisfactory to the Collateral Agent.
(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request (or be directed to request by the Administrative Agent at the Administrative Agent’s reasonable request) for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

Section 4.3 Changes in Locations, Name, Etc.
(a) Except upon prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements and other documents reasonably requested in writing by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, such Grantor shall not do any of the following:
(i) change its jurisdiction of organization from that referred to in Section 3.3; or
(ii) change its legal name, or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.
(b) Such Grantor shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.
Section 4.4 Pledged Collateral
(a) Such Grantor shall (i) deliver to the Collateral Agent for the benefit of the Secured Parties, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 1, an acknowledgment and agreement to a Joinder Agreement duly executed by any new Grantor, in substantially the form in the form of Annex 2, or such other documentation acceptable to the Collateral Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Securities Account. Such Grantor authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement. The Collateral Agent shall have the right, following an Event of Default and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Collateral Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.
(b) Except as provided in ARTICLE V, such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends). Upon the occurrence and during the continuance of an Event of Default, any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof (except, in each case, to the extent resulting in cash being distributed to a Grantor) shall, unless otherwise subject to a perfected security interest (with the priorities contemplated herein) in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.
(c) Except as provided in ARTICLE V, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral.
(d) Except as permitted under the Credit Agreement, such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Collateral Agent and the ABL Agent.
(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Collateral Agent hereunder (including those described in Section 5.3), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Collateral Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).
(f) Such Grantor shall not, and shall not permit any of its Subsidiaries (to the extent the Stock of such Subsidiary constitutes Collateral), without the consent of the Collateral Agent, agree to any amendment of any Constituent Document that in any way materially adversely affects the perfection of the security interest of the Collateral Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a “security” under Section 8-103 of the UCC, or any election to turn any previously uncertificated Stock that is part of the Pledged Collateral into certificated Stock unless such certificated stock is promptly delivered to the Collateral Agent.

Section 4.5 Delivery of Instruments and Chattel Paper
If any amount in excess of $250,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall promptly deliver such Instrument or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of JPMorgan Chase Bank, N.A., as Collateral Agent for the benefit of the Secured Parties” (which legend shall be modified to reflect successor Collateral Agents).
Section 4.6 Intellectual Property
(a) Such Grantor (either itself or through licensees) shall (and shall cause all licensees or sublicensees thereof to) (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) execute and file all documents necessary to perfect a security interest pursuant to this Agreement in favor of the Collateral Agent promptly upon adopting or using any mark that is confusingly similar or a colorable imitation of such Trademark (it being understood that no Grantor shall be required to take any action to perfect such security interest outside the United States) and (v) not do any act or knowingly omit to do any act (and not permit or direct by express act or omission any licensee or sublicensee thereof to do any act) whereby such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way; provided, however, that (i)-(iii) and (v) above shall be subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices.
(b) Such Grantor shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.
(c) Such Grantor (i) shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.
(d) Such Grantor shall not knowingly (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act, or knowingly omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

(e) Such Grantor shall not (and shall not permit or direct by express act or omission any licensee or sublicensee thereof to) do any act that knowingly infringes, misappropriates, dilutes or violates any Third Party Intellectual Property Rights.
(f) Such Grantor shall notify the Collateral Agent promptly if it knows, or has reason to know, that any application for registration or recording, registration or recording relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity or enforceability of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.
(g) As set forth below, whenever such Grantor, either by itself or through its counsel or any agent or designee, shall file an application for the registration or recording of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any such Copyright, Patent, Trademark or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.
(h) Such Grantor shall take all reasonable actions that are (i) necessary (subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices) or (ii) requested in writing by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application for registration or recording (and to obtain the relevant registration or recording) and to maintain each registration and recording of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.
(i) In the event that any Material Intellectual Property is infringed, misappropriated, diluted or violated by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to any infringement, misappropriation, dilution or violation of the Material Intellectual Property, including promptly bringing suit for infringement, misappropriation, dilution or violation and to recover all damages for such infringement, misappropriation, dilution or violation, and shall take such other actions may be appropriate under the circumstances to protect such Intellectual Property; provided, however, that the foregoing shall be subject to the good faith exercise by such Grantor of its reasonable business judgment consistent with past practices.

(j) Unless otherwise agreed to by the Collateral Agent such Grantor shall execute and deliver to the Collateral Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 3 for all Copyrights of such Grantor, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 4 for all Patents of such Grantor, (iii) the United States Patent and Trademark Office and with the appropriate department or division of all appropriate States of the United States a short-form trademark security agreement in form attached hereto as Annex 5 for all Trademarks of such Grantor and (iv) with the appropriate Internet domain name registrar, a duly executed form of assignment of all Internet domain names of such Grantor to the Collateral Agent (together with appropriate supporting documentation as may be requested by the Collateral Agent) in form and substance reasonably acceptable to the Collateral Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Collateral Agent to file such assignment in such Grantor’s name and to otherwise perform in the name of such Grantor all other necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions deemed necessary by the Collateral Agent for the Collateral Agent to ensure such Internet domain name is registered in the name of the Collateral Agent.
Section 4.7 [Reserved]
Section 4.8 [Reserved]
Section 4.9 Payment of Obligations
Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with Agreement Accounting Principles with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.
Section 4.10 Notice of Commercial Tort Claims
Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim with a reasonable expectation of recovery of at least $1,000,000 (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, within a reasonable time after such acquisition (but in any event within 30 days thereof), deliver to the Collateral Agent, in each case in form and substance reasonably satisfactory to the Collateral Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 6 containing a specific description of such Commercial Tort Claim, (ii) the provision of Section 2.1 shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Collateral Agent, in each case in form and substance reasonably satisfactory to the Collateral Agent, any certificate, agreement and other document, and take all other action, deemed by the Collateral Agent to be reasonably necessary for the Collateral Agent to obtain, on behalf of the Secured Parties, a perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 6 delivered pursuant to this Section 4.10 shall, after the receipt thereof by the Collateral Agent, become part of Schedule 6 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

ARTICLE V. Remedial Provisions
Section 5.1 Code and Other Remedies
During the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent and any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s written request, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable and documented costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable and documented attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent, as the case may be, account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by any of them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition and specifies the place of such sale or the time after which any private sale is to be made.

Section 5.2 Accounts and Payments in Respect of General Intangibles.
(a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement and subject to the terms of the Intercreditor Agreement, if required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent. Until so turned over, such payment shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor.
(b) Subject to the terms of the Intercreditor Agreement, at the Collateral Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.
(c) Subject to the terms of the Credit Agreement and the Intercreditor Agreement, the Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.
(d) [Reserved].
(e) [Reserved].
(f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Pledged Collateral
(a) Subject to the terms of the Intercreditor Agreement, during the continuance of an Event of Default, upon written notice by the Collateral Agent to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in the Credit Agreement and (ii) the Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Stock and the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(b) In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request in writing and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon Discharge of Lender Claims.
(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) upon receipt of a notice described in the foregoing clause (i), pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Agent.
Section 5.4 [Reserved]

Section 5.5 Registration Rights
(a) Subject to the terms of the Intercreditor Agreement, during the continuance of an Event of Default, if the Collateral Agent shall determine to exercise its right to sell any of the Pledged Collateral pursuant to Section 5.1, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof, registered under the provisions of the Securities Act, the relevant Grantor shall use its reasonable efforts to cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.
(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.
(c) During the continuance of an Event of Default, each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.
Section 5.6 Deficiency
Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable and documented fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.

ARTICLE VI. The Collateral Agent
Section 6.1 Collateral Agent’s Appointment as Attorney-in-Fact
(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:
(i) subject to the terms of the Intercreditor Agreement, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;
(ii) subject to the terms of the Intercreditor Agreement, in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent’s security interests in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;
(iii) subject to the terms of the Intercreditor Agreement, pay or discharge taxes and Liens levied or placed on or threatened against any of the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);
(iv) subject to the terms of the Intercreditor Agreement, execute, in connection with any sale provided for in Section 5.1 or Section 5.5, any endorsement, assignment or other instrument of conveyance or transfer with respect to any of the Collateral; or
(v) subject to the terms of the Intercreditor Agreement (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon any or all of the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.
(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans that are Alternate Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.
(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
Section 6.2 Duty of Collateral Agent
The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
Section 6.3 Authorization of Financing Statements
Each Grantor authorizes the Collateral Agent and each of its Affiliates, counsel and other representatives, at any time and from time to time until Discharge of Lender Claims, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor whether now owned or hereafter acquired”, “all personal property of the debtor”, in each case, “in which the debtor now has or at any time in the future may acquire any right, title or interest” or words of similar effect. Each Grantor hereby also authorizes the Collateral Agent and each of its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
Section 6.4 Authority of Collateral Agent
(a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties, with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
(b) Each Grantor and the Collateral Agent hereby agrees and acknowledges that, to the extent that the Collateral Agent has a security interest in or possession of any Collateral, the Collateral Agent is holding, and shall hold, such Collateral (and the security interest therein) for the benefit of and on behalf of each Secured Party (including the Collateral Agent) in accordance with Section 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC, if applicable.

ARTICLE VII. Miscellaneous
Section 7.1 Amendments in Writing
None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and Annex 2 respectively, in each case duly executed by the Collateral Agent and each Grantor directly affected thereby and any update or revision to the schedules delivered by any Grantor pursuant to the terms herein shall not constitute an amendment for purposes of this Section 7.1 or Section 10.1 of the Credit Agreement.
Section 7.2 Notices
All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.8 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrowers’ notice address set forth in such Section 10.8.
Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies
Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
Section 7.4 Effectiveness
This Agreement shall not become effective until the Closing Date.
Section 7.5 Successors and Assigns
This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

Section 7.6 Counterparts
This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart.
Section 7.7 Severability
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 7.8 Section Headings
The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.
Section 7.9 Entire Agreement
This Agreement, together with the other Loan Documents, represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereto concerning the Secured Obligations.
Section 7.10 Governing Law
This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York.
Section 7.11 Additional Grantors
If, pursuant to Section 6.11 of the Credit Agreement, the Borrowers shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Annex 2 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

Section 7.12 Release of Collateral
(a) At the time provided in Section 9.7(b)(i) of the Credit Agreement, the Collateral shall be released from the Liens hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor, at the sole expense of the Borrowers, such documents as such Grantor shall reasonably request to evidence such termination.
(b) If the Collateral Agent shall be directed or permitted pursuant to Section 9.7(b)(ii) or (iii) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 9.7(b)(ii) or (iii) of the Credit Agreement. In connection therewith but subject to the terms of the Credit Agreement, the Collateral Agent, at the request and sole expense of the Borrowers, shall execute and deliver to the Borrowers, all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.
(c) At the request and sole expense of the Grantors, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed (but only so long as such sale or other disposition is permitted under the Credit Agreement and such sale or other disposition is not to another Grantor); provided, however, that the Borrowers shall have delivered to the Collateral Agent, reasonably in advance of the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrowers in form and substance reasonably satisfactory to the Collateral Agent stating that such transaction is in compliance with the Loan Documents.
Section 7.13 Reinstatement
Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to any of the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party or other Person, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated, such Lien or other Collateral shall be reinstated in full force and effect, and such prior release or termination shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.14 Submission to Jurisdiction; Service of Process
(a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Grantor hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(b) Each Grantor hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such Grantor at the address specified in Section 7.2. Each of the Grantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c) Nothing contained in this Section 7.14 shall affect the right of the Collateral Agent or any other Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.
Section 7.15 Intercreditor Agreement
Notwithstanding anything herein to the contrary, each of Collateral Agent, on behalf of the Secured Parties, and each Grantor acknowledges that the Lien and security interest granted to Collateral Agent pursuant to this Agreement and the other Security Documents and the exercise of any right or remedy by Collateral Agent thereunder and the obligations of the Grantors under this Agreement and the other Collateral Documents are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the Collateral Documents, the terms of the Intercreditor Agreement shall govern and control and notwithstanding anything to the contrary herein, Collateral Agent and the Secured Parties hereby agree and acknowledge that prior to the Discharge of ABL Obligations (as such term is defined in the Intercreditor Agreement) any requirement of this Agreement to deliver any ABL Priority Collateral (as such term is defined in the Intercreditor Agreement) to the Collateral Agent shall be deemed satisfied by delivery of such ABL Priority Collateral to the ABL Agent.
[Signature Pages Follow]

In Witness Whereof, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Warnaco Inc.,
as Grantor

By:	/s/ Lawrence R. Rutkowski

	Name:	Lawrence R. Rutkowski
	Title:	Executive Vice President and Chief Financial Officer

Calvin Klein Jeanswear Company, as Grantor

By:	/s/ Lawrence R. Rutkowski

	Name:	Lawrence R. Rutkowski
	Title:	Vice President and Treasurer

Warnaco Swimwear Products Inc., as Grantor

By:	/s/ Lawrence R. Rutkowski

	Name:	Lawrence R. Rutkowski
	Title:	Vice President and Treasurer

The Warnaco Group, Inc.,
as Grantor

By:	/s/ Lawrence R. Rutkowski

	Name:	Lawrence R. Rutkowski
	Title:	Executive Vice President and Chief Financial Officer

Authentic Fitness On-Line, Inc.
CCC Acquisition Corp.
CKJ Holdings, Inc.
Designer Holdings Ltd.
Ocean Pacific Apparel Corp.
Warnaco Puerto Rico, Inc.
Warnaco Retail Inc.
Warnaco Swimwear Inc.
CKU.COM Inc.
Warnaco U.S., Inc.,
as Grantors

By:	/s/ Lawrence R. Rutkowski

	Name:	Lawrence R. Rutkowski
	Title:	Vice President and Treasurer

2

Accepted and Agreed
as of the date first above written:

JPmorgan Chase Bank, N.A.,
as Collateral Agent for the Secured Parties,

By:	/s/ Sarah Freedman

	Name:	Sarah Freedman
	Title:	Vice President

3

Annex 1
to
Pledge and Security Agreement
Form of Pledge Amendment
This Pledge Amendment, dated as of _____ ___, 20_____, is delivered pursuant to Section 4.4(a) of the Pledge and Security Agreement, dated as of June 17, 2011, by Warnaco Inc. (the “Borrower”), Calvin Klein Jeanswear Company (the “CK Borrower”), Warnaco Swimwear Products Inc. (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc. (“Group”) and the [undersigned Grantor and the other], subsidiaries of Group from time to time party thereto as Grantors in favor of JPMorgan Chase Bank, N.A., as collateral agent for the Secured Parties, each as referred to therein (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[Grantor]

By:
Name:
Title:
Pledged Stock

Number of
		Certificate		Shares, Units
Issuer	Class	No(s).	Par Value	or Interests

Pledged Debt Instruments

	Description of	Certificate		Principal
Issuer	Debt	No(s).	Final Maturity	Amount

Acknowledged and Agreed as of the date first above written:

JPMorgan Chase Bank, N.A., as Collateral Agent

By:
Name:
Title:

2

Annex 2
to
Pledge and Security Agreement
Form of Joinder Agreement
This Joinder Agreement, dated as of ______ ___, 20___, is delivered pursuant to Section 7.11 of the Pledge and Security Agreement, dated as of June 17, 2011, by Warnaco Inc. (the “Borrower”), Calvin Klein Jeanswear Company (the “CK Borrower”), Warnaco Swimwear Products Inc. (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc. (“Group”), and the subsidiaries of Group from time to time party thereto in favor of JPMorgan Chase Bank, N.A., as collateral agent for the Secured Parties (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.11 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, the undersigned hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.
The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Pledge and Security Agreement. The undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Agreement shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in ARTICLE III of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the internal law of the State of New York.

The undersigned agrees that:
(a) The Collateral Agent and each of its Affiliates, counsel and other representatives, is authorized, at any time and from time to time until Discharge of Lender Claims, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral without the signature of the undersigned Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor whether now owned or hereafter acquired”, “all personal property of the debtor”, in each case, “in which the debtor now has or at any time in the future may acquire any right, title or interest” or words of similar effect. The undersigned Grantor hereby also authorizes the Collateral Agent and each of its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
(b) Any legal action or proceeding with respect to this Joinder Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Joinder Agreement, the undersigned hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The undersigned irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(c) The undersigned hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Joinder Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the undersigned at the address specified in Section 7.2 of the Pledge and Security Agreement. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(d) Nothing contained herein shall affect the right of any Agent or any other Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the undersigned in any other jurisdiction.
[Signature Page Follows]

2

In Witness Whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Additional Grantor]

By:
Name:
Title:

Acknowledged and Agreed as of the date first above written:

JPmorgan Chase Bank, N.A., as Collateral Agent

By:
Name:
Title:

3

Annex 3
to
Pledge and Security Agreement
Form of Short Form Copyright Security Agreement
Copyright Security Agreement, dated as of June _____, 2011, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of JPMorgan Chase Bank, N.A. (“JPMCB”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of June 17, 2011 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), Calvin Klein Jeanswear Company (the “CK Borrower”), Warnaco Swimwear Products Inc. (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc. (“Group”), the Lenders party thereto, JPMCB, as administrative agent and collateral agent for the Lenders, and certain other parties thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrowers are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrowers under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of June 17, 2011. in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2. Grant of Security Interest in Copyright Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby conveys, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):
(a) all of its Copyrights and Copyright Licenses pursuant to which it has been granted any exclusive rights to Copyrights, including, without limitation, those referred to on Schedule I hereto;
(b) all renewals, reversions and extensions of the foregoing; and
(c) all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Copyright and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In Witness Whereof, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantor],
as Grantor

By:
Name:
Title:

Accepted and Agreed as of the date first above written:

JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties

By:
Name:
Title:
[Acknowledgement of Grantor for Copyright Security Agreement]

Schedule I
to
Copyright Security Agreement
Copyright Registrations
A.	REGISTERED COPYRIGHTS

[Include Copyright Title, Country, Author, Claimant, Registration Number and Date]

B.	COPYRIGHT APPLICATIONS

[Include Copyright Title, Country, Claimant and Date Filed]

C.	EXCLUSIVE COPYRIGHT LICENSES

4

Annex 4
to
Pledge and Security Agreement
Form of Short Form Patent Security Agreement
Patent Security Agreement, dated as of June  _____, 2011, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of JPMorgan Chase Bank, NA (“JPMCB”), as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of June 17, 2011 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), Calvin Klein Jeanswear Company (the “CK Borrower”), Warnaco Swimwear Products Inc. (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc. (“Group”), the Lenders party thereto, JPMCB, as administrative agent and collateral agent for the Lenders, and certain other parties thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrowers are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrowers under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of June 17, 2011, in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Patent Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby conveys, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Patent Collateral”):
(a) all of its Patents, including, without limitation, those referred to on Schedule I hereto;
(b) all reissues, continuations, divisions, continuations, renewals and extensions of the foregoing; and
(c) all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Patent and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In Witness Whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantor],
as Grantor

By:
Name:
Title:

Accepted and Agreed as of the date first above written:

JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties

By:
Name:
Title:
[Acknowledgement of Grantor for Patent Security Agreement]

Schedule I
to
Patent Security Agreement
Patent Registrations
A.	PATENTS

[Include Patent Title, Patent Number, Country, Owner and Issue Date]

B.	PATENT APPLICATIONS

[Include Patent Title, Serial Number, Country, Owner and Filing Date]

4

Annex 5
to
Pledge and Security Agreement
Form of Short Form Trademark Security Agreement
Trademark Security Agreement, dated as of June  _____, 2011, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”) in favor of JPMorgan Chase Bank, NA (“JPMCB”), as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to a Credit Agreement, dated as of June 17, 2011 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warnaco Inc. (the “Borrower”), Calvin Klein Jeanswear Company (the “CK Borrower”), Warnaco Swimwear Products Inc. (the “Swimwear Borrower” and, together with the Borrower and the CK Borrower, the “Borrowers”), The Warnaco Group, Inc. (“Group”), the Lenders party thereto, JPMCB, as administrative agent and collateral agent for the Lenders, and certain other parties thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
Whereas, the Grantors other than the Borrowers are party to a Guaranty pursuant to which they have guaranteed the Obligations of the Borrowers under the Credit Agreement; and
Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of June 17, 2011, in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Trademark Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):
1. all of its Trademarks, including, without limitation, those referred to on Schedule I hereto;
2. all renewals and extensions of the foregoing;
3. all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and
4. all Proceeds of any or all of the foregoing, including, without limitation, all rights to income, royalties, proceeds and damages now or hereafter due and/or payable under any Trademark and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3. Security Agreement
The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

2

In Witness Whereof, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantor],
as Grantor

By:
Name:
Title:

Accepted and Agreed as of the date first above written:

JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties

By:
Name:
Title:
Acknowledgement of Grantor for Pleadge and Security Agreement

Schedule I
to
Trademark Security Agreement
Trademark Registrations
A.	REGISTERED TRADEMARKS

[Include Trademark, Country, Owner, Registration Number and Date of Registration]

B.	TRADEMARK APPLICATIONS

[Include Trademark, Country, Owner, Application Number and Date of Filing]

4

SCHEDULE 1
JURISDICTION OF ORGANIZATION; PRINCIPAL EXECUTIVE OFFICE

		Chief Executive Office/Sole Place of
Legal Name	Jurisdiction of Incorporation	Business	Organizational ID Number
Authentic Fitness On-Line, Inc.	Nevada	501 7th Avenue New York, NY 10018	C27022-1998

CCC Acquisition Corp.	Delaware	501 7th Avenue New York, NY 10018	2351253

Calvin Klein Jeanswear Company	Delaware	501 7th Avenue New York, NY 10018	2411512

CKJ Holdings, Inc.	Delaware	501 7th Avenue New York, NY 10018	2691368

CKU.com Inc.	Delaware	501 7th Avenue New York, NY 10018	3088934

Designer Holdings Ltd.	Delaware	501 7th Avenue New York, NY 10018	2491119

Ocean Pacific Apparel Corp.	Delaware	501 7th Avenue New York, NY 10018	2315553

The Warnaco Group, Inc.	Delaware	501 7th Avenue	2085832
		New York, NY 10018

Warnaco Inc.	Delaware	501 7th Avenue	0731101
		New York, NY 10018

Warnaco Puerto Rico, Inc.	Delaware	501 7th Avenue	3243676
		New York, NY 10018

		Chief Executive Office/Sole Place of
Legal Name	Jurisdiction of Incorporation	Business	Organizational ID Number
Warnaco Retail Inc.	Delaware	501 7th Avenue	2349578
		New York, NY 10018

Warnaco Swimwear Inc.	Delaware	Los Angeles Center Studios	2227587
		1201 West 5th Street
		Los Angeles, California 90017

Warnaco Swimwear Products Inc.	Delaware	Los Angeles Center Studios	2226825
		1201 West 5th Street
		Los Angeles, California 90017

Warnaco U.S., Inc.	Delaware	501 7th Avenue	2687301
		New York, NY 10018

SCHEDULE 2
PLEDGED COLLATERAL
Part I: U.S. Subsidiaries

			Stock		Percentage of
			Certificate	Number of	Outstanding
Grantor	Stock Issuer	Class of Stock	No(s)	Shares	Shares
Calvin Klein Jeanswear Company	CKJ Holdings, Inc.	Common Stock	2	1,000	100%
Designer Holdings Ltd. (f/k/a Jeanswear Holdings, Inc.)	Calvin Klein Jeanswear Company	Common Stock	2	1,000	100%
The Warnaco Group, Inc.	Warnaco Inc.	Common Stock	43	100,000	100%
Warnaco Inc.	CKU.com Inc.	Common Stock	2	1,000	100%
	Designer Holdings Ltd.	Common Stock	2	1,000	100%
	Ocean Pacific Apparel Corp.	Common Stock	9	5,589	100%
	Warnaco Puerto Rico, Inc.	Common Stock	1	1,000	100%
	Warnaco Swimwear Inc. (f/k/a Authentic Fitness Corporation)	Common Stock	3	1,000	100%
	Warnaco U.S., Inc.	Common Stock	1	1,000	100%
Warnaco Swimwear Inc. (f/k/a Authentic Fitness Corporation)	Warnaco Swimwear Products Inc. (f/k/a Authentic Fitness Products Inc.)	Common Stock	6	100	100%
Warnaco Swimwear Products Inc. (f/k/a	Authentic Fitness On-Line, Inc.	Common Stock	1	100	100%
Authentic Fitness Products Inc.)	Warnaco Retail Inc. (f/k/a Authentic Fitness Retail Inc.)	Common Stock	1	100	100%
	CCC Acquisition Corp.	Common Stock	3	100	100%

Part II: First-Tier Foreign Subsidiaries

			Stock		Percentage of
			Certificate	Number of	Outstanding
Grantor	Stock Issuer	Class of Stock	No(s)	Shares	Shares
Warnaco Inc.	Vista de Yucatan S.A. de C.V.	Series B	[_]	329	66%
	Warnaco Intimo S.A.	Common Stock	Uncertificated	7,260	66%
	WF Overseas Fashion C.V.	Partnership Interests	Uncertificated	Uncertificated	65%
	Warner’s de Mexico S.A. de C.V.	Series A Series B	1 4	33,000 39,959,844	66 66	% %
Warnaco U.S., Inc.	Warnaco (Macao) Company Limited	Uncertificated	Uncertificated	Uncertificated	66%
Part III: Pledged Notes
None.

SCHEDULE 3
FILINGS
Secretary of State of the State of Delaware
CCC Acquisition Corp.
Calvin Klein Jeanswear Company
CKJ Holdings, Inc.
CKU.com Inc.
Designer Holdings Ltd.
Ocean Pacific Apparel Corp.
The Warnaco Group, Inc.
Warnaco Inc.
Warnaco Puerto Rico, Inc.
Warnaco Retail Inc.
Warnaco Swimwear Inc.
Warnaco Swimwear Products Inc.
Warnaco U.S., Inc.
Secretary of State of the State of Nevada
Authentic Fitness On-Line, Inc.
US Copyright Office
US Patent and Trademark Office

SCHEDULE 4
LOCATION OF INVENTORY AND EQUIPMENT
(As of the Closing Date)

Company	Inventory and Equipment Location
Authentic Fitness On-Line, Inc.	Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

501 7th Avenue
New York, NY 10018

5305 Rivergrade Road
Irwindale, CA 91706

CCC Acquisition Corp.	501 7th Avenue
New York, NY 10018

Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

Calvin Klein Jeanswear Company	501 7th Avenue
New York, NY 10018

Ward Warehouse
500 Eighth Avenue
Altoona, PA 16601

Ward Warehouse
700 N. Third Avenue
Altoona, PA 16601

Butterick BLDG.
2900 Beale Ave.
Altoona, PA 16601

Puritan Building
2408-2430 8th Avenue
Altoona, PA 16601

Fleming Building
RD # 4 Industrial Park
Huntingdon, PA 16652

U.S. Sport Building
RD # 4 Industrial Park
Huntingdon, PA 16652

Company	Inventory and Equipment Location
US Routes 22 & 220
Duncansville, PA 16635

CKJ Holdings, Inc.	501 7th Avenue
New York, NY 10018

CKU.com Inc.	470 Wheelers Farms Road
Milford, CT 06460

501 7th Avenue
New York, NY 10018

Designer Holdings Ltd.	501 7th Avenue
New York, NY 10018

Ocean Pacific Apparel Corp.	501 7th Avenue
New York, NY 10018

470 Wheelers Farms Road
Milford, CT 06460

Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

5305 Rivergrade Road
Irwindale, CA 91706

3 Studebaker
Irvine, CA 92618

The Warnaco Group, Inc.	501 7th Avenue
New York, NY 10018

Warnaco Inc.	501 7th Avenue
New York, NY 10018

Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

Ward Warehouse
500 Eighth Avenue
Altoona, PA 16602

Butterick BLDG
2900 Beale Avenue
Altoona, PA 16601

Company	Inventory and Equipment Location
470 Wheelers Farms Road
Milford, CT 06460

U.S. Routes 22 & 220
Duncansville, PA 16635

Puritan Building
2408-2430 8th Avenue
Altoona, PA 16602

Fleming Building
Rd #4 Industrial Park
Huntingdon, PA 16652

U.S. Sports Building
Rd #4 Industrial Park
Huntingdon, PA 16652

Warnaco Puerto Rico, Inc.	501 7th Avenue
New York, NY 10018

265 Isabel La catolica
Hyde Park, Hato Rey
Puerto Rico

470 Wheelers Farms Road
Milford, CT 06460

Warnaco Retail Inc.	Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

5305 Rivergrade Road
Irwindale, CA 91706

501 7th Avenue
New York, NY 10018

Space 502, Second Level
525 F.D. Roosevelt Avenue
Hato Rey, PR 00918

Fortaleza #65
Corner of Cristo St.
Old San Juan, PR 00901

Company	Inventory and Equipment Location
Warnaco Swimwear Inc.	Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

501 7th Avenue
New York, NY 10018

5305 Rivergrade Road
Irwindale, CA 91706

5651 Rickenbacker Rd.
Commerce, CA 90040

Warnaco Swimwear Products Inc.	5305 Rivergrade Road
Irwindale, CA 91706

Los Angeles Center Studios
1201 West 5th Street
Los Angeles, California 90017

501 7th Avenue
New York, NY 10018

Warnaco U.S., Inc.	470 Wheelers Farms Road
Milford, CT 06460

501 7th Avenue
New York, NY 10018

SCHEDULE 5

INTELLECTUAL PROPERTY
Intellectual Property:
License Agreements and Store Agreements
1.
Jeans License Agreement by and between Calvin Klein, Inc (“CKI”) as the Licensor and Calvin Klein Jeanswear (“CKJ”) as Licensee dated August 4, 1994, as amended (Men’s and Women’s U.S.,— Central America, South America and Canada)

A.	Amendment dated December 7, 1994, re: Production of certain style or styles of baseball cap(s)

B.	Amendment dated January 10, 1995, re: Addition of the jurisdiction of Canada

C.	Amendment dated February 28, 1995, re: “Articles” as defined under the Agreement may hereinafter be referred to as “Khaki Articles” and/or “Articles.”

D.	Amendment dated April 22, 1996, re: Amendment of § § 1.1, 2.1, 2.2, 7.1, 7.4, 11.1, of the License Agreement and §§ 8, 4,6,5 and 3 of the Khaki Amendment

E.	Amendment dated July 19, 1996, re: Defining the Territory of the British West Indies and the Greater Antilles

F.	Amendment dated October 31, 1996, re: the definition of “Close-out Articles” and “Net Sales”

G.	Amendment dated December 31, 1996, re: Addition of Argentina and Uruguay to the Territory

H.	Amendment dated February 24, 1997, re: Production of certain styles of knit scarves and certain styles of hats

I.	Sublicense Agreement by and between CKJ Holdings, Inc. (“Holdings”) and CKJ dated as of January 1, 1997

J.	Amendment dated January 15, 2002, re: Shortfall amount and accumulated unpaid interest

K.	Amendment dated July 10, 2002, re: Calculation of Net Sales.

L.	CKJ Waiver: Letter re: Sale of Jeanswear by Warnaco amounted to no more than 15%, dated October 8, 2002

M.
Letter dated June 12, 2003 from Warnaco, Inc. to Calvin Klein, Inc. re: permission to produce and sell “CK/CALVIN KLEIN” men’s accessories to and in Japan in lieu of the CKI/Warnaco, Inc. Men’s Accessories License

N.	*Amendment and Agreement dated June 5, 2003 by and among CKI, Phillips-Van Heusen Corporation, Warnaco Inc., CKJ and CKJ Holdings Inc.
a. Letter Agreement dated March 16, 2006 between Warnaco Inc., Calvin Klein Jeanswear Company, Warnaco Swimwear, Inc. re: June 5, 2003 amendment, women’s swimwear license, and underwear outlet license agreement
b. Letter Agreement dated December 1, 2006 between Calvin Klein, Inc., CKJ Holdings, Inc., Calvin Klein Jeanswear Company re: amendment of product definition and discounts to Warnaco Parties as defined in the June 2003 Agreement, and provisions re: distribution of women’s “plus” sizes in the U.S.

O.
Sub-License Agreement — by and between Calvin Klein Jeanswear Company, CKJ Holdings Inc. [Happy Kids Inc. and Happy Kids Jeanswear, Inc.] dated June 18, 2003. (amended November 15, 2004), and assigned by letter dated December 1, 2005 to Wear Me Apparel Corp./ Kids Headquarters, as amendments for Jeanswear and Underwear dated  _____  2005, and on March 21, 2007, March 22, 2007, May 14, 2007, August 8, 2007 and November 27, 2007

a. Children’s Underwear Amendment dated November 15, 2004 between Calvin Klein Jeanswear and CKJ Holdings, Inc. and Happy Kids Jeanswear Inc. and Warnaco Inc.
b. Letter dated December 1, 2005 assigning Agreement to Wear Me Apparel/ Kids Headquarters from C. Silverstein
c. Children’s Jeanswear Amendment and Assignment dated  _____  2005 between Calvin Klein Jeanswear, CKJ Holdings, Inc., Happy Kids Inc., Happy Kids Jeanswear Inc. and Wear Me Apparel Corp.
d. Children’s Underwear Amendment and Assignment dated  _____  2005 between Calvin Klein Jeanswear, CKJ Holdings, Inc., Happy Kids Inc., Happy Kids Jeanswear Inc., Wear Me Apparel Corp. and Warnaco Inc.
e. Letter dated October 25, 2006 from F. Tworecke of Warnaco to C. Silverstein re: Limited Sell-Off Under Sub-License
f. Letter Agreement dated March 21, 2007 between Wear Me Apparel Corp., Calvin Klein Jeanswear Company and CKJ Holdings, Inc. re: merger of Wear Me Apparel Corp. into Wear Me Apparel LLC.
g. Letter Agreement dated March 22, 2007 between Calvin Klein Jeanswear Company, CKJ Holdings, Inc. and Wear Me Apparel Corp. re: penalty reimbursement payment for additional sales of Articles at off-price in excess of the amounts approved by CKJ
h. Letter Agreement dated October 2007 between CKI, CKJC, CKJ Holdings and Warnaco Inc. re: Percentage Fees and Sales of Close-Out Articles.
i. Letter dated June 17, 2008 from Warnaco, Inc. to Calvin Klein, Inc. re: Kids Headquarters shipment of articles outside of defined territory.
P.	Letter of Consent dated June 18, 2003 from Holdings and CKJ to CKI re: request of CKI’s consent of the Happy Kids, Inc. Sub-License Agreement

Q.
Letter dated December 4, 2003 from CKI to Warnaco, Inc. re: permission to sell an additional US$30 Million of Net Sales of Articles over the limit of 17.5% of Gross Sales of Articles to warehouse clubs

R.	Letter dated May 27, 2004 from CKI to Warnaco Inc. re: black label “CALVIN KLEIN” Collection five pocket jeans

S.	Amendment dated July 26, 2003 re: Revised Net Sales Threshold Amounts. (effective July 1, 2003) for Central and South America.

T.	*Central and South America Store License Agreement dated July 6, 2004 and effective as of June 1, 2004 between CKI and CKJ Holdings & Calvin Klein Jeanswear Company (with Summary)

U.	*Amendment #1 to Central and South America Store License Agreement between CKI and CKJ Holdings & Calvin Klein Jeanswear Company dated January 31, 2006

V.	Letter dated November 8, 2004 from CKI to Warnaco Inc. re: consent to sell an additional $30 million of Net Sales over the limit of 17.5% of Gross Sales of Articles to warehouse clubs

W.
Letter Agreement dated March 16, 2006 between Warnaco Inc., Calvin Klein Jeanswear Company, Warnaco Swimwear, Inc. re: June 5, 2003 amendment, Women’s Swimwear License, and Underwear Outlet License Agreement

X.
Letter Agreement dated December 1, 2006 between Calvin Klein, Inc., CKJ Holdings, Inc., Calvin Klein Jeanswear Company re: amendment of product definition and discounts to Warnaco Parties as defined in the June 2003 Agreement, provisions re: distribution of women’s “plus” sizes in the U.S.

Y.	CKI/ CKJC “Plus Size” Term Sheet dated December 8, 2006

Z.
Letter Agreement between Calvin Klein Inc., CK Jeanswear Company, CKJ Holdings Inc., Warnaco Inc., Warnaco Swimwear Inc., CKJE, CKJA, CKJAU, CKJNZ, CKJK, CKJSH, CKJNV, and WF Overseas Fashion, C.V. dated November 6, 2007 re: Close-Outs

AA.	Letter Agreement dated October 2007 between CKI, CKJC, CKJ Holdings and Warnaco Inc. re: Percentage Fees and Sales of Close-Out Articles

BB.
E-Commerce Agreement dated January 31, 2008 re: CKI’s Calvin Klein e-commerce Website and Warnaco’s E-Commerce Rights, between Calvin Klein, Inc., and WF Overseas Fashion C.V., itself, or by or through CK Jeanswear N.V., CK Jeanswear Asia Limited, CK Jeanswear Europe S.r.l., Calvin Klein Jeanswear Company, CKJ Holdings, Inc. (with Summary)

a. Letter Agreement dated April 6, 2009 between CKI and W and Warnaco re: E-Commerce Agreement (adding Women’s and Men’s Swimwear rights).
CC.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

DD.	Letter Agreement dated June 23, 2010 between Warnaco and Calvin Klein Cosmetic Corporation Coty Inc., re: Warnaco’s use of CK ONE Trademark.
a. Letter Agreement dated May 6, 1994 between Warnaco Inc, and Calvin Klein Inc. re: CK ONE
b. Letter Agreement dated March 11, 2011 between CKI, Coty, Inc., Warnaco Group, Inc. and Warnaco B.V. re: CK One Pop-Up Shop in London.
EE.	Indemnification Letter dated November 18, 2010 between Warnaco Inc. and Calvin Klein, Inc. re: taxation, royalty and deductibility issues in China

2.	Amended and Restated Europe Jeans License Agreement dated January 1, 1997 between Calvin Klein, Inc. and Warnaco Italy S.r.l (as successor in interest to CK Jeanswear Europe, S.p.A.)

A.
Letter Agreement dated January 31, 2006 between Calvin Klein, Inc., WF Overseas Fashion C.V. by Warnaco, Inc. and CK Jeanswear Europe, S.p.A. re: Agreement term, Minimum Net Sales Threshold, Minimum Guaranteed Fees, Assignment within Warnaco

B.	Assignment Agreement effective as of December 31, 2008 between CK Jeanswear Europe S.r.l WF Overseas Fashion C.V. and Warnaco Italy S.r.l

C.	Letter Agreement dated October 29, 2009 between Calvin Klein Inc., WF Overseas Fashion C.V., Warnaco Italy S.r.l, Warnaco B.V. and CK Jeanswear Asia Limited re: sale of jeans to South Africa.

D.	Letter Amendment dated January 5, 2010 adding Tunisia to the CKJE Territory.

E.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

F.	Letter Amendment dated February 10, 2011 adding Mongolia to the CKJE Territory.

3.	Amended and Restated Asia Jeans License Agreement dated January 1, 1997 between Calvin Klein, Inc. and Warnaco Asia Limited (as successor in interest to Calvin Klein Jeanswear Asia Ltd.)

A.
Letter Agreement dated January 31, 2006 between Calvin Klein, Inc., WF Overseas Fashion C.V. by Warnaco, Inc., and CKJA, CKJAU, CKJNZ, CKJK, CKJS, CKJE (CKJA Group Entities), and CK Jeanswear N.V. (CKJ Entities), re: Agreement term, Minimum Net Sales Thresholds, Change of Control Transfer, Assignment within Warnaco

B.	Indemnification Letter dated November 18, 2010 between Warnaco Inc. and Calvin Klein, Inc. re: taxation, royalty and deductibility issues in China.

4.
Amended and Restated “CK/Calvin Klein Jeans” Stores Agreement for Europe and Asia between CKI & CKJNV, Warnaco Asia Limited (as successor in interest to CKJA) and Warnaco Italy, S.r.l. (as successor in interest to CKJE) dated March 6, 2002.

A.
Amendment to the Restated Jeans Store License dated January 31, 2006 between CKI, WF Overseas Fashion C.V. by Warnaco U.S., Inc., CK Jeanswear N.V., CK Jeanswear Asia Ltd. and CK Jeanswear Europe, S.p. A. re: Agreement term, territory, ancillary products, number of jeans outlet stores, Assignment within Warnaco etc.

5.
Jeans Accessories License Agreement dated January 31, 2006 between Calvin Klein, Inc., Warnaco Asia Limited (as successor in interest to CKJA) and Warnaco Italy, S.r.l. (as successor in interest to CKJE), and WF Overseas Fashion C.V.

A.
Jeanswear Accessories Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF between Calvin Klein, Inc. (“Grantor”) and CK Jeanswear Europe S.r.l., CK Jeanswear Asia Limited (for itself and certain affiliates i.e. CKJ Korea, CKJ Australia, CKJ Shanghai), and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (collectively “Operator”)

B.
E-Commerce Agreement dated January 31, 2008 re: CKI’s Calvin Klein e-commerce Website and Warnaco’s E-Commerce Rights, between Calvin Klein, Inc., and WF Overseas Fashion C.V., itself, or by or through CK Jeanswear N.V., CK Jeanswear Asia Limited, CK Jeanswear Europe S.r.l., Calvin Klein Jeanswear Company, CKJ Holdings, Inc.

C.
E-Commerce Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF to sell Jeans Accessories via E-commerce between Calvin Klein, Inc., and CK Jeanswear Europe, S.r.l. and WF Overseas Fashion C.V. (by Warnaco U.S., Inc., its general partner)

D.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

6.	Jeans Accessories Only Retail Store Agreements

A.
Calvin Klein Jeans “Jeanswear Accessories Only” Retail Store Space Agreement dated January 31, 2008 between Calvin Klein, Inc. (“Grantor”) and WF Overseas Fashion C.V. (itself, or by and through Warnaco BV, as successor to CK Jeanswear N. V.), Warnaco Asia Limited (as successor in interest to CKJA) and Warnaco Italy, S.r.l. (as successor in interest to CKJE) (collectively “Operator”)

B.	Calvin Klein Jeans “Jeanswear Accessories Only” Retail Store Space Agreement — Central and South America dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V.

C.
Side Letter Permission dated January 31, 2008 for CKJE/CKJA et al/WFOF between Calvin Klein, Inc. (“Grantor”) and CK Jeanswear Europe S.r.l., CK Jeanswear Asia Limited (for itself and certain affiliates i.e. CKJ Korea, CKJ Australia, CKJ Shanghai), and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (collectively “Operator”)

7.	Bridge Accessories License Agreement dated January 31, 2006 between Calvin Klein, Inc., Warnaco Italy, S.r.l. (as successor in interest to CKJE), and WF Overseas Fashion C.V.

A.
Bridge Accessories Side Letter Permission dated January 31, 2008 for CKJE/WFOF between Calvin Klein, Inc., (“Grantor”) and CK Jeanswear Europe S.r.l. and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (“Operator”)

B.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

8.	Bridge Accessories Only Store Agreements

A.	CK/Calvin Klein “Bridge Accessories Only” Stores Agreement dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V., (itself or by or through C.V. Jeanswear Europe S.r.l.)

B.	CK/Calvin Klein “Bridge Accessories Only” Stores Agreement — Central and South America dated January 31, 2008 between Calvin Klein, Inc. and WF Overseas Fashion C.V.

C.
Bridge Accessories Side Letter Permission dated January 31, 2008 for CKJE/WFOF between Calvin Klein, Inc., (“Grantor”) and CK Jeanswear Europe S.r.l. and WF Overseas Fashions C.V. (by Warnaco U.S., Inc., its general partner) (“Operator”)

9.	Bridge Apparel License Agreement dated January 31, 2006 between Calvin Klein, Inc., Warnaco Italy, S.r.l. (as successor in interest to CKJE), and WF Overseas Fashion C.V.

A.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

10.	Bridge Store License Agreement dated January 31, 2006 between CK Jeanswear N.V., Warnaco Italy, S.r.l. (as successor in interest to CKJE), and WF Overseas Fashion C.V.

11.	Underwear — Administration Agreement dated March 14, 1994 between Calvin Klein, Inc. and Warnaco Inc.

12.	Calvin Klein Women’s Swimwear License Agreement dated as of January 1, 2004 between Calvin Klein, Inc. and Warnaco Swimwear Inc.

A.	Letter Agreement dated April 6, 2009 between Warnaco Swimwear Inc. and Warnaco, Inc. re: sale of men and women swimwear in Calvin Klein Underwear Stores.

B.	Letter Agreement dated April 6, 2009 between Calvin Klein, Inc., WSI and W re: amendment to Women’s Swim License.

C.	Letter Agreement dated April 6, 2009 between CKI and W and Warnaco re: E-Commerce Agreement.

D.	Letter Agreement dated April 13, 2009 between Warnaco, Inc. and Calvin Klein, Inc. re: renewal of Women’s Swim License Term.

E.	Letter Amendment dated May 26, 2009 between Warnaco, Inc. and Calvin Klein, Inc. re: CKI Swimwear in Sam’s Club.

F.	Letter Amendment dated May 31, 2009 between Warnaco Swimwear, Inc., Warnaco Inc, and Calvin Klein, Inc. re: sales to Costco and Sam’s club.

G.	Approval Form from CKI re: zappos.com

H.	Email dated January 15, 2010 re: consent of CKI for a one-time sale to Overstock.com for 2010.

I.	Authorization Letter dated May 25, 2010 re: right to sell Calvin Klein Swim Articles ( Swimwear and Accessories) in Calvin Klein Underwear Stores.

J.	CK One Consent Letter Agreement dated June 23, 2010

K.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

13.	Calvin Klein Men’s Swimwear License Agreement between Calvin Klein, Inc. and Warnaco Swimwear, Inc. (summary only)

A.	Letter Agreement dated April 6, 2009 between Warnaco Swimwear Inc. and Warnaco, Inc. re: sale of men and women swimwear in Calvin Klein Underwear Stores.

B.	Letter Agreement dated April 6, 2009 between Calvin Klein Inc., WSI and W re: amendment to Men’s Swim License.

C.	Letter Agreement dated April 6, 2009 between CKI and W and Warnaco re: E-Commerce Agreement.

D.	Letter Agreement dated April 13, 2009 between Warnaco, Inc. and Calvin Klein, Inc. re: renewal of Men’s Swim License Term.

E.	Letter Amendment dated May 26, 2009 between Warnaco, Inc. and Calvin Klein, Inc. re: CKI Swimwear in Sam’s Club.

F.	Letter Amendment dated May 31, 2009 between Warnaco Swimwear, Inc., Warnaco Inc, and Calvin Klein, Inc. re: sales to Costco and Sam’s club.

G.	Letter Amendment dated July 6, 2010 regarding allocation of royalty payments (partially signed)

14.	Speedo License Agreement dated May 10, 1990 between Speedo International B.V. and Speedo International Limited (“the Licensor”) and Warnaco Inc. and Warnaco International Inc. (“the Licensee”)

A.
Amendment to the Speedo Licenses dated November 25, 2002 by and between Speedo International Limited and Authentic Fitness Corporation and Authentic Fitness Products Inc. (Including Exhibits 1-6 of Speedo Licenses)

B.	Website Agreement November 25, 2002 by and between Speedo International Limited and Authentic Fitness Corporation and Authentic Fitness Products, Inc.

C.	Side Letter Agreement dated March 27, 2009 between Warnaco Swimwear and Speedo International Ltd. re: speedousa.com and speedo.com websites

D.	Side Letter Agreement dated April 27, 2009 between Warnaco Swimwear and Speedo International Limited re: Speedo website in Canada

E.	Side Letter Agreement dated November 4, 2009 between Speedo International Limited and Speedo International BV and Warnaco Swimwear Inc., relating to the Aqualab LZR Pro Intellectual Property

15.	Lifeguard License Corp. License Agreement (Amendment to the Lifeguard License dated 2008)

16.	Amended and Restated Chaps License Agreement dated as of January 1, 1996 by and between Polo Ralph Lauren L.P. and Warnaco Inc.

A.	Letter, dated June 2, 1998 from Lee S. Sporn to Stanley P. Silverstein re: addition of Mexico to the Territory

B.
Letter Agreement, dated June 16, 1999 from PRL USA, Inc., The Polo/Lauren Company L.P. & Polo Ralph Lauren Corporation to Stanley P. Silverstein, Esq. re: Modes Alto Regal Agreement and extension of the U.S. Agreement to December 31, 2008

C.
License Agreement and Design Services Agreement Amendment and Extension, effective September 1, 2003, by and among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation and Warnaco Inc. and Warnaco of Canada Company

D.	Amendment to License Agreement and Design Services Agreement with respect to Mexico and specifically “Annual Advertising Obligations”, and “Earned Royalty Rate” under Canada License signed April 2005

E.
Letter Permission from Polo Ralph Lauren to Warnaco Inc. and Warnaco of Canada Company granting permission to sublicense to Excelled Leather and Coat Corporation for CHAPS branded outerwear dated June 15, 2006

F.	Sub-License Agreement between Warnaco Inc. and Excelled Leather and Coat Corporation, effective January 1, 2006 for Men’s Leather and Wool Outerwear

G.
Letter Amendment dated May 9, 2007 between PRL Usa, Inc., The Polo/Lauren Company L.P., Polo Ralph Lauren Corp., Warnaco Inc. and Warnaco of Canada Company (effective April 1, 2006) re: change to description of “Licensed Products”

H.	Letter from Warnaco Inc. and Warnaco of Canada dated February 1, 2008 requesting to exercise its right to renew as per the September 19, 2003 amendment

I.	Follow up Letter from Warnaco Inc. and Warnaco of Canada dated February 15, 2008 requesting to exercise its right to renew as per the September 19, 2003 amendment

J.
Short form for License Agreement and Design Services Agreement Amendment and Extension, effective September 1, 2003, by and among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation and Warnaco Inc. and Warnaco of Canada Company (used for recordation purposes)

K.
*Renewal Letter dated March 19, 2008 from Warnaco Inc. and Warnaco of Canada Company enclosing payment for the difference between Minimum Earned Royalties and Royalties actually paid and confirmation of renewal of agreements for Second Renewal Term thru December 31, 2013

L.	Mexican Recordation of License Agreement dated February 12, 2008

M.	Letter from PRL USA, Inc. to Warnaco, Inc. dated June 30, 2009 re: Warnaco’s minimum royalty.

N.	Email dated March 3, 2010 re: Key Personnel and Liaison under the license agreement.

O.	Confirmatory Agreement between Warnaco Inc., and Warnaco U.S.

P.	Letter dated January 26, 2011 re: PRL Change of Address
All Trademarks, Copyrights and Patents
See attached.
Material Intellectual Property:
Trademarks
WARNER’S, owned by Warnaco U.S., Inc.
OLGA, owned by Warnaco U.S., Inc.
CALVIN KLEIN UNDERWEAR, beneficially owned by Warnaco Inc. (which owns the Class B and C shares of the Calvin Klein Trademark Trust)
License Agreements
Calvin Klein Underwear Administration Agreement between Calvin Klein, Inc. and Warnaco Inc., dated March 14, 1994, as amended.
Jeans License Agreement by and between Calvin Klein, Inc. and Calvin Klein Jeanswear Company, dated August 4, 1994, as amended.
Amended and Restated Europe Jeans License Agreement, dated January 1, 1997, as amended, by and among Calvin Klein, Inc., CK Jeanswear Europe, S.r.l. and WF Overseas Fashion C.V.
Amended and Restated Asia Jeans License Agreement, dated January 1, 1997, by and among Calvin Klein, Inc., Calvin Klein Jeanswear Asia Ltd. and WF Overseas Fashion C.V.
Speedo License Agreement dated May 10, 1990, as amended, among Speedo International Limited, Warnaco Swimwear Inc. and Warnaco Swimwear Products, Inc.

Warnaco Refinancing — 2011
Warnaco’s Intellectual Property
Table of Contents
Schedule Number
1.	Trademarks
A.	Warnaco Inc. and Warnaco U.S., Inc. — Trademark Applications / Registrations

B.	Warnaco Swimwear, Inc. and Warnaco Swimwear Products, Inc. — Trademark Applications / Registrations
2.	Copyrights
A.	Warnaco Inc. and Warnaco U.S., Inc. — Copyright Applications / Registrations

B.	Warnaco Swimwear, Inc. — Copyright Applications / Registrations
3.	Patents
A.	Warnaco Swimwear, Inc. — Patent Applications / Registrations

B.	Warnaco — Patent Applications / Registrations

C.	Warnaco / Olga — Patent Applications / Registrations

D.	Warnaco / Speedo — Patent Applications / Registrations

1. Trademarks

1.A. Warnaco Inc. and
Warnaco U.S., Inc. —
Trademark Applications /
Registrations

WARNACO U.S., INC. TRADEMARKS

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Afghanistan

	OLGA	25 Int.	1406	30-Nov-1992	4687	18-Mar-1993	30-Nov-2012
	WARNACO	IN 16, IN 25, IN 38, IN 42	2219	14-Aug-1996	5337	15-Dec-1996	14-Aug-2016
	WARNER’S	IN 25	1405	30-Nov-1992	4686	18-Mar-1993	30-Nov-2012

African Union Territories (OAPI)

	OLGA	25 Int.	PV.81792	04-Sep-1992	32127	04-Sep-1994	04-Sep-2002
	WARNER’S	IN 25	PV.81793	04-Sep-1992	32128	04-Sep-1992	04-Sep-2002

Albania

	BODY NANCY GANZ	IN 25	AL/M/2003/00577	24-Dec-2003	9934	28-Oct-2004	24-Dec-2013
	NANCY GANZ	25 Int.	ALM/99/00213	20-May-1999	8235	01-Dec-2000	20-May-2019
	WARNER’S	IN 25		03-Jun-1995
	YOUNG ATTITUDES	25 Int.	AL/M/2003/576	24-Dec-2003	9933	28-Oct-2004	24-Dec-2013

Algeria

	BODY NANCY GANZ	IN 25	032374	24-Dec-2003	66811	24-Dec-2003	24-Dec-2013
	BODYSLIMMERS	IN 25	032373	24-Dec-2003	66810	24-Dec-2003	24-Dec-2013
	BODYSLIMMERS NANCY GANZ	IN 25	032376	24-Dec-2003	66813	24-Dec-2003	24-Dec-2013
	OLGA	25 Int., 31 Int.	021858	15-Sep-2002	064260	15-Sep-2002	15-Sep-2012
	WARNER’S	IN 25	031865	06-Oct-2003	66751	06-Oct-2003	06-Oct-2013
	YOUNG ATTITUDES	25 Int.	032375	24-Dec-2003	66812	24-Dec-2003	24-Dec-2013

Tuesday, June 14, 2011	Page 1 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Andorra

	BODYSLIMMERS	25 Int.	13491	08-Jun-1999	13237	08-Jun-1999	08-Jun-2019
	NANCY GANZ	25 Int.	13497	08-Jun-1999	13235	08-Jun-1999	08-Jun-2019
	OLGA	IN 25	198	12-Dec-1996	915	12-Dec-1996	12-Dec-2016
	WARNACO	IN 25	174	12-Dec-1996	908	12-Dec-1996	12-Dec-2016
	WARNER’S	IN 25	2959	02-Jan-1997	1956	02-Jan-1997	02-Jan-2017

Anguilla

	WARNER’S (SCRIPT)	IN 25	2780	26-Feb-1997	2780	26-Feb-1997	19-May-2018

Antigua and Barbuda

	BODYSLIMMERS	IN 25	N/A	02-Aug-2000	5769	02-Aug-2000	02-Aug-2014
	BODYSLIMMERS NANCY GANZ	IN 25	NA	02-Aug-2000	5768	02-Aug-2000	02-Aug-2014
	NANCY GANZ	IN 25		02-Aug-2000	5639	02-Aug-2000	02-Aug-2014
	OLGA	NA 38	N/A		3532	25-Mar-1993	25-Mar-2021
	WARNER’S	NA 38	N/A	26-Oct-1966	1272	20-Apr-1967	26-Oct-2022

Tuesday, June 14, 2011	Page 2 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Argentina

	BODY NANCY GANZ	25 Int.	2,466,994	09-Oct-2003	2,023,401	26-Apr-2005	26-Apr-2015
	BODYSLIMMERS	IN 25	2994682	13-Apr-2010
	BODYSLIMMERS NANCY GANZ	25 Int.	3020626	03-Aug-2010
	NANCY GANZ	IN 25	3077677	04-Apr-2011
	OLGA	IN 25	2,644,050	06-Jan-2006	2,101,735	27-Jul-2006	27-Jul-2016
	PINKU AND DESIGN	25 Int.	2930118	17-Jul-2009
	WARNER’S	IN 25	2,447,401	28-Jul-2003	1,954,795	10-Oct-2003	10-Oct-2013
	WARNER’S	IN 25	2,447,402	28-Jul-2003	1,95,4798	10-Oct-2003	10-Oct-2013
	WARNER’S & W DESIGN	25	2,494,808	12-Feb-2004	1,984,309	28-Jun-2004	28-Jun-2014
	WARNER’S (SCRIPT)	IN 25	2,447,404	28-Jul-2003	1,954,807	10-Oct-2003	10-Oct-2013
	WARNER’S NOTHING BUT CURVES	IN 25	2,284,547	03-May-2000	1,846,501	04-Oct-2001	04-Oct-2011
	YOUNG ATTITUDES	25 Int.	2,471,329	29-Oct-2003	2,025,736	06-May-2005	06-May-2015

Armenia

	BODYSLIMMERS	IN 25	990423	20-May-1999
	BODYSLIMMERS NANCY GANZ	25 Int.	990422	20-May-1999	5300	11-Sep-2000	20-May-2019
	NANCY GANZ	25 Int.	990424	20-May-1999	5301	11-Sep-2000	20-May-2019
	WARNACO	IN 25, IN 9, IN 16	960230	29-Apr-1996	3526	28-Aug-1998	29-Apr-2016

Tuesday, June 14, 2011	Page 3 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Aruba

	BODYSLIMMERS	IN 25	IM-990611.13	11-Jun-1999	19951	25-Jun-1999	11-Jun-2019
	NANCY GANZ	IN 25	IM-990611.14	11-Jun-1999	19952	25-Jun-1999	11-Jun-2019
	OLGA	IN 25	90112613	26-Nov-1990	15045	24-Dec-1990	25-Nov-2020
	OLGA TREASURES	25 Int.	95061915	19-Jun-1995	17444	05-Jul-1995	19-Jun-2015
	SECRET SHAPERS	IN 25	IM-960306.16	06-Mar-1996	17858	29-May-1996	06-Mar-2016
	WARNER’S	IN 25	030814.20	14-Aug-2003	22514	28-Aug-2003	14-Aug-2013
	WARNER’S THE BETTER BODY PEOPLE	IN 25	9502311	05-Aug-1994	17222	07-Mar-1995	05-Aug-2014

Tuesday, June 14, 2011	Page 4 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Australia

	CUSTOM CURVES	IN 25	450,056	11-Aug-1986	A450,056	31-May-1990	11-Aug-2017
	NAKED TRUTH	IN 25	764589	11-Jun-1998	764589	29-Jan-1999	11-Jun-2018
	NOT SO INNOCENT	IN 25	779867	01-Dec-1998	779867	16-Jul-1999	01-Dec-2018
	OLGA	IN 25	158,084	26-Jan-1960	A158,084	26-Jan-1960	26-Jan-2019
	OLGA SIMPLY PERFECT	IN 25	793313	06-May-1999	793313	06-May-1999	06-May-2019
	OLGA SIMPLY PERFECT SATIN	IN 25	793309	06-May-1999	793309	06-May-1999	06-May-2019
	OLGA TREASURES	IN 25	700354	02-Jan-1996	700,354	09-Apr-1997	02-Jan-2016
	OLGA'S CHRISTINA	25 Int.	1134741	12-Sep-2006	1134741	12-Sep-2006	12-Sep-2016
	PLUSHLINE	IN 25	1061428	22-Jun-2005	1061428	22-Jun-2005	22-Jun-2015
	SATIN TUXEDO	IN 25	1061444	22-Jun-2005	1061444	22-Jun-2005	22-Jun-2015
	SECRET SHAPERS	IN 25	704176	11-Mar-1996	704176	06-Jun-1997	11-Mar-2016
	SHIMMER & SHINE	IN 25	700355	02-Jan-1996	700355	09-Apr-1997	02-Jan-2016
	SUDDENLY SLIM	25 Int.	116100	14-Feb-2007
	VINTAGE TOUCH	IN 25	1061427	22-Jun-2005	1061427	22-Jun-2005	22-Jun-2015
	WARNACO	IN 16, IN 25, IN 38, IN 42, IN 35	730231	19-Mar-1997	730231	19-Mar-1997	19-Mar-2017
	WARNACO.COM	IN 35, IN 38	734344	13-May-1997	734344	13-May-1997	13-May-2017

Tuesday, June 14, 2011	Page 5 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WARNER’S	IN 25	574,660	18-Mar-1992	574,660	03-Jul-1996	18-Mar-2012
	WARNER’S (SCRIPT)	IN 25	38,473	19-Mar-1924	A38,473	19-Mar-1924	19-Mar-2018
	WARNER’S SIMPLY PERFECT	IN 25	792,753	30-Apr-1999	792753	17-Dec-1999	30-Apr-2019
	WARNER’S SIMPLY PERFECT SATIN	IN 25	792754	30-Apr-1999	792754	30-Apr-1999	30-Apr-2019
	YOUNG ATTITUDES	25 Int.	968847	05-Sep-2003	968847	05-Sep-2003	05-Sep-2013

Austria

	OLGA	IN 25	AM 2038/87	27-May-1987	117,873	29-Oct-1987	31-Oct-2017
	WARNACO	IN 25	AM 209/96	12-Jan-1996	163,783	19-Apr-1996	30-Apr-2016
	WARNER’S	IN 25	AM 1730/74	15-Jul-1974	78,285	25-Sep-1974	30-Sep-2014
	WARNER’S	IN 25	AM 1777/71	09-Aug-1971	70,664	31-Dec-1971	31-Dec-2011

Azerbaijan

	NANCY GANZ	IN 25	99.4541	20-May-1999	2000 0802	22-Aug-2000	20-May-2019
	WARNACO	IN 9, IN 16, IN 25	96.2353	02-May-1996	990637	02-May-1996	02-May-2016

Bahamas

	BODYSLIMMERS	NA 38	21,873	03-Aug-1999	21,873	03-Aug-1999	03-Aug-2013
	BODYSLIMMERS NANCY GANZ	IN 25	21,875	03-Aug-1999	21,875	03-Aug-1999	03-Aug-2013
	NANCY GANZ	NA 38	21,874	03-Aug-1999	21,874	03-Aug-1999	03-Aug-2013
	OLGA	NA 38	15,447	15-Sep-1992	15,447	15-Sep-1992	15-Sep-2020
	WARNER’S	NA 38	15,446	15-Sep-1992	15,446	15-Sep-1992	15-Sep-2020

Tuesday, June 14, 2011	Page 6 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Bahrain

	BODYSLIMMERS	IN 25	1258/99	21-Jul-1999	25983	21-Jul-1999	21-Jul-2019
	NANCY GANZ	25 Int.	1259/99	21-Jul-1999	25984	21-Jul-1999	21-Jul-2019
	OLGA	25 Int.	980/90	25-Dec-1990	13912	08-Jun-1991	25-Dec-2015
	OLGA’S CHRISTINA	25 Int.	49540	12-Aug-2006	49540	12-Aug-2006	12-Aug-2016
	WARNACO	IN 42	1061/96	22-Jun-1996	SM 1995	02-Nov-1997	22-Jun-2016
	WARNACO	IN 38	1062/96	22-Jun-1996	SM 1996	02-Nov-1997	22-Jun-2016
	WARNACO	IN 16	1063/96	22-Jun-1996	20587	22-Jun-1996	22-Jun-2016
	WARNACO	IN 25	1060/96	22-Jun-1996	20586	22-Jun-1996	22-Jun-2016
	WARNACO.COM	IN 42	790/97	26-May-1997	2328	26-May-1997	26-May-2017
	WARNACO.COM	IN 38	788/97	26-May-1997	2326	26-May-1997	26-May-2017
	WARNACO.COM	IN 35	789/97	26-May-1997	2327	26-May-1997	26-May-2017
	WARNER’S (SCRIPT)	IN 25	74/85	26-Jan-1985	9209	27-May-1985	26-Jan-2015

Bangladesh

	BODYSLIMMERS	IN 25	60040	17-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	60039	17-May-1999
	NANCY GANZ	IN 25	60041	17-May-1999
	OLGA	IN 25	36078	04-Oct-1992	36078	04-Oct-1992	04-Oct-2014
	WARNACO	IN 9	46720	04-May-1996	46720	04-May-1996	04-May-2013
	WARNACO	25 Int.	45316	18-Nov-1995	45316	18-Nov-1995	18-Nov-2017
	WARNACO	IN 16	46721	04-May-1996
	WARNER’S	IN 25	36079	04-Oct-1992

Tuesday, June 14, 2011	Page 7 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Barbados

	BODYSLIMMERS	IN 25	P6867	06-Jul-1999	81/14551	26-Oct-2000	26-Oct-2020
	BODYSLIMMERS NANCY GANZ	IN 25	6869	06-Jul-1999	81/14542	26-Oct-2000	26-Oct-2020
	NANCY GANZ	IN 25	6868	06-Jul-1999	81/14529	01-Nov-2000	01-Nov-2020
	NO CLING EVER!	IN 25	N/A	23-Nov-1995
	OLGA	IN 25	N/A	22-Apr-1993	81/8232	20-Jan-1999	20-Jan-2019
	WARNER’S	IN 25	N/A	19-Jan-1994	81/9302	07-Dec-1999	07-Dec-2019
	WARNER’S (SCRIPT)	IN 25		24-May-1966	81/4025	19-May-1994	19-May-2014

Belarus

	BODY NANCY GANZ	IN 25	20032798	24-Dec-2003	22778	04-May-2006	24-Dec-2013
	BODYSLIMMERS	IN 25	19990762	19-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	19990760	19-May-1999
	NANCY GANZ	IN 25	19990761	19-May-1999
	WARNACO	IN 25	960,331	26-Feb-1996	8771	05-Jun-1998	26-Feb-2016
	YOUNG ATTITUDES	25 Int.	20040675	26-Mar-2004	23404	04-Sep-2006	26-Mar-2014

Belize

	OLG	IN 25		10-Sep-1957	6437	29-Apr-1991	10-Sep-2016
	WARNER’S	IN 25	N/A	16-Oct-2008	5762.08	16-Oct-2008	16-Oct-2018

Tuesday, June 14, 2011	Page 8 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Benelux

	BACK TO NATURE	IN 25	829,586	27-Jun-1994	829586	02-May-1995	27-Jun-2014
	NOT SO INNOCENT NUDES	IN 25	77,324	10-May-1994	549,066	03-Jan-1995	10-May-2014
	OLGA	IN 25	6665	25-Jun-1971	044,352	25-Jun-1971	25-Jun-2020
	OLGA TREASURES	IN 25	857,906	20-Oct-1995	586071	20-Oct-1995	20-Oct-2015
	SECRET SHAPERS	IN 25	864099	26-Jan-1996	592,996	26-Jan-1996	26-Jan-2016
	W AND DESIGN	25 Int.	687,907	23-Oct-1986	423,989	23-Oct-1986	23-Oct-2016
	WARNACO	18 Int., 25 Int.	603,448	21-May-1974	327,104	21-May-1974	21-May-2014
	WARNER	IN 25	6702	25-Jun-1971	044,385	25-Jun-1971	25-Jun-2017
	WARNER’S	IN 25	604,296	17-Jul-1974	327,127	17-Jul-1974	17-Jul-2014
	WARNER’S (SCRIPT)	IN 25, IN 26	6701	25-Jun-1971	044,384	25-Jun-1971	25-Jun-2020

Bermuda

	BODYSLIMMERS	IN 25	31137	21-Oct-1999	31137	21-Oct-1999	21-Oct-2020
	BODYSLIMMERS NANCY GANZ	IN 25	31139	21-Oct-1999
	NANCY GANZ	IN 25	31138	21-Oct-1999
	OLGA SHIMMERLACE	IN 25	28303	21-Nov-1996	28303	21-Nov-1996	21-Nov-2017
	SECRET SHAPERS	IN 25	28302	21-Nov-1996	28302	21-Nov-1996	21-Nov-2017
	WARNER’S	IN 25	22027	01-Mar-1993	22027	01-Mar-1993	01-Mar-2014
	WARNER’S THE BETTER BODY PEOPLE	IN 25	26721	22-Feb-1995

Tuesday, June 14, 2011	Page 9 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Bolivia

	BODYSLIMMERS	IN 25	012094	15-Jun-1999	78407-A	18-Oct-2010	18-Oct-2020
	BODYSLIMMERS NANCY GANZ	IN 25	012096	15-Jun-1999	78408-A	18-Oct-2010	18-Oct-2020
	NANCY GANZ	IN 25	012095	15-Jun-1999	78409-A	18-Oct-2010	18-Oct-2020
	OLGA	25 Int.	3399	29-Sep-1992	59396-C	03-Nov-1995	03-Nov-2015
	OLGA TREASURES	IN 25	5685	19-Jun-1995	73425-A	30-May-2007	30-May-2017
	SECRET SHAPERS	IN 25	6309	06-Feb-1996	66896-C	13-Aug-1998	13-Aug-2018
	WARNER’S	25 Int.	9611-C	17-May-1950	41,481	17-May-1950	17-May-2020

Bosnia and Herzegovina

	BODY NANCY GANZ	IN 25	BAZ037391A	25-Dec-2003	BAZ037391	11-Sep-2008	25-Dec-2013
	NANCY GANZ	IN 25	BAZ993657A	20-May-1999
	OLGA	IN 25	BAZR972825A	14-Oct-1997
	WARNACO	IN 25	N/A	19-Sep-1997
	WARNER’S	IN 25	BAZR972824A	14-Oct-1997
	YOUNG ATTITUDES	25 Int.	BAZ037392A	25-Dec-2003	BAZ037392	11-Sep-2008	25-Dec-2013

Botswana

	OLG	IN 25		10-Sep-1957	U.K. 1277	04-May-1993	10-Sep-2016
	WARNER’S (SCRIPT)	IN 25			U.K.1278	04-May-1993	19-May-2018

Tuesday, June 14, 2011	Page 10 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Brazil

	BODY NANCY GANZ	25 Int.	825947839	09-Oct-2003
	BODYSLIMMERS	IN 25	521625900	11-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	821625918	11-May-1999	821625918	21-Dec-2010	21-Dec-2020
	NANCY GANZ	IN 25	821625926	11-May-1999
	OLGA	25 Warnaco Standard	823187721	27-Sep-2000
	OLGA SHIMMERLACE	25 Int.	819113093	02-Feb-1996	819113093	13-Jun-2000	13-Jun-2020
	OLGA TREASURES	IN 25	818884738	27-Oct-1995	818884738	02-May-2000	02-May-2020
	PINKU AND DESIGN	25 Int.	901818534	27-Jul-2009
	SECRET SHAPERS	25 Int.	819122270	14-Feb-1996	819122270	02-Dec-2003	02-Dec-2013
	WARNER’S	IN 25	814609171	29-Nov-1988	814609171	25-Sep-1990	25-Sep-2020
	WARNER’S (SCRIPT)	IN 25			002724316	12-Jul-1962	24-Feb-2021
	WARNER’S (SCRIPT)	IN 25			003453880	16-Dec-1956	16-Dec-2016
	WARNER’S NOTHING BUT CURVES	IN 25	822968118	14-Jul-2000	822968118	22-May-2007	22-May-2017
	YOUNG ATTITUDES	25 Int.	830761861	16-Sep-2010

Brunei Darussalam

	OLGA	IN 25	27,290	12-Feb-1997	22,596	12-Feb-1997	12-Feb-2014
	WARNACO	IN 25	25,474	11-Nov-1995	21,183	11-Nov-1995	11-Nov-2012
	WARNACO	IN 16	26,091	24-Apr-1996	23,104	24-Apr-1996	24-Apr-2013
	WARNACO	IN 9	26,090	24-Apr-1996	21,433	24-Apr-1996	24-Apr-2013
	WARNER’S	IN 25	26,067	15-Apr-1996	B174	15-Apr-1996	15-Apr-2013

Tuesday, June 14, 2011	Page 11 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Bulgaria

	BODY NANCY GANZ	IN 25	68781	07-Jan-2004	52515	31-Aug-2005	07-Jan-2014
	NANCY GANZ	IN 25	45744	27-May-1999	37056	13-Dec-1999	27-May-2019
	OLGA	IN 25	11486	04-Jul-1990	25070	24-Nov-1994	04-Jul-2020
	WARNACO	25 Int.	33574	17-Jan-1996	29118	14-Oct-1996	17-Jan-2016
	WARNER’S	IN 25	11485	04-Jul-1990	N18825	29-May-1992	04-Jul-2020
	YOUNG ATTITUDES	25 Int.	68780	07-Jan-2004	52208	27-Jul-2005	07-Jan-2014

California

	OLGA’S CHRISTINA	NA 39			72,706	04-Apr-1984	04-Apr-2014

Cambodia

	NANCY GANZ	IN 25	12051	28-Jun-1999	011880	22-Jul-1999	28-Jun-2019
	OLGA	IN 25	2861	19-Apr-1993	2859	23-Apr-1993	19-Apr-2013
	WARNACO	IN 42	7285	08-May-1996	7283	17-May-1996	08-May-2016
	WARNACO	25 Int.	6507	21-Nov-1995	KH6505	01-Dec-1995	21-Nov-2015
	WARNACO	IN 16	7283	08-May-1996	7281	17-May-1996	08-May-2016
	WARNACO	IN 38	7284	08-May-1996	7282	17-May-1996	08-May-2016
	WARNER’S	IN 25	2863	19-Apr-1993	2861	23-Apr-1993	19-Apr-2013

Tuesday, June 14, 2011	Page 12 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Canada

	4 POINTS OF COMFORT	25	1248796	28-Feb-2005	709,242	11-Mar-2008	11-Mar-2023
	A’LURE	NA N/A	162,958	14-Sep-1933	N.S.4/1707	14-Sep-1933	14-Sep-2023
	A’LURE BY WARNER’S	NA N/A	700,632	11-Mar-1992	427,457	20-May-1994	20-May-2024
	ANY WHICH WAY BRA	NA N/A	793,963	02-Oct-1995	473,729	26-Mar-1997	26-Mar-2012
	BABY’N ME	NA N/A	894,722	28-Oct-1998	533,244	25-Sep-2000	25-Sep-2015
	BACK TO FASHION	NA	1186981	08-Aug-2003	635,020	11-Mar-2005	11-Mar-2020
	BACK TO SMOOTH	25 Int.	1526941	09-May-2011
	BE ACTIVE COLLECTION BY WARNER’S	NA N/A	1418125	13-Nov-2008
	BEAUTIFUL BOTTOMS	NA N/A	1413419	06-Oct-2008	769,427	11-Jun-2010	11-Jun-2025
	BELLY BUSTER	NA N/A	885843	29-Jul-1998	517,131	28-Sep-1999	28-Sep-2014
	BENEATH	NA	1186980	08-Aug-2003	682,408	27-Feb-2007	27-Feb-2022
	BEST OF ELEGANCE	25 Int.	1276822	24-Oct-2005	682,923	05-Mar-2007	05-Mar-2022
	BLISSFUL BENEFITS	25 Int.	1525122	27-Apr-2011
	BODY BY NANCY GANZ	NA N/A	1171506	18-Mar-2003	666,894	30-Jun-2006	30-Jun-2021
	BODY MAKEOVER	N/A	1057307	28-Apr-2000	573,700	15-Jan-2003	15-Jan-2018
	BODY NANCY GANZ	NA	1185499	16-Jul-2003	666,736	29-Jun-2006	29-Jun-2021
	BODY NANCY GANZ BODYESSENTIALS	NA N/A	1179552	29-May-2003	666,737	29-Jun-2006	29-Jun-2021
	BODYSLIMMERS	NA N/A	795,238	19-Oct-1995	554,452	27-Nov-2001	27-Nov-2016
	BODYSLIMMERS	NA N/A	681,450	06-May-1991	401,709	21-Aug-1992	21-Aug-2022
	BODYSLIMMERS BODY MAKEOVER	N/A	1057306	28-Apr-2000	573,699	15-Jan-2003	15-Jan-2018
	BODYSLIMMERS NANCY GANZ	NA N/A	1015988	17-May-1999	677,795	29-Nov-2006	29-Nov-2021
	BRIGHT STRIPES	NA	1171541	19-Mar-2003	610,942	21-May-2004	21-May-2019

Tuesday, June 14, 2011	Page 13 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	BUTT BOOSTER	NA N/A	885,842	29-Jul-1998	566,836	04-Sep-2002	04-Sep-2017
	CASUAL CONTROL	NA N/A	885,839	29-Jul-1998	532,930	19-Sep-2000	19-Sep-2015
	CASUAL SOLUTIONS	NA N/A	831,826	17-Dec-1996	511,666	10-May-1999	10-May-2014
	CASUAL SPORT BY WARNER’S	NA N/A	1,138,313	23-Apr-2002	604,211	04-Mar-2004	04-Mar-2019
	CASUAL STYLE WARNER’S	25 Int.	1258347	24-May-2005	663,296	25-Apr-2006	25-Apr-2021
	CHAFEZE	NA N/A	177,666	18-May-1940	NS 53/1415	18-May-1940	18-May-2015
	COMFORT BACK	25	1495080	08-Sep-2010
	COMFORT BY DESIGN	25 Int.	1357895	31-Jul-2007	773,415	30-Jul-2010	30-Jul-2025
	COMFORTSLEEK	25	1495086	08-Sep-2010
	COTTON LITES	NA N/A	510,237	30-Sep-1983	295,773	05-Oct-1984	05-Oct-2014
	COTTON LITES	NA	1172005	21-Mar-2003	621,433	01-Oct-2004	01-Oct-2019
	CULTURED PEARLS	NA N/A	809,308	09-Apr-1996	492,800	14-Apr-1998	14-Apr-2013
	CUT OUT FOR COMFORT	NA	1324050	14-Nov-2006	700,318	06-Nov-2007	06-Nov-2022
	DES OPTIONS CONCUES SPECIALMENT POUR LA GARDE-ROBE D'UNE SILHOUTTE PLUS PETITE	NA	1201238	13-Jan-2004	635,934	22-Mar-2005	22-Mar-2020
	EASE OF COMFORT	25	1495083	08-Sep-2010
	ELEGANT CONTROL	NA N/A	885,840	29-Jul-1998	530,772	03-Aug-2000	03-Aug-2015
	ELEMENTS OF BLISS	IN 25	1310118	21-Jul-2006	745,722	19-Aug-2009	19-Aug-2024
	ELEMENTS OF BLISS UP-A-CUP	25 Int.	1413248	03-Oct-2008
	FALL IN LUXE	25 Int.	1510743	11-Jan-2011
	FIT TO BE TRIED	NA N/A	425,007	18-May-1978	235,749	07-Sep-1979	07-Sep-2024
	FIT TO EMPOWER	25 Int.	1522153	04-Apr-2011
	FLORAL MYSTIQUE	N/A	1292072	01-Mar-2006	684,228	20-Mar-2007	20-Mar-2022
	FLOWER CHARMS	NA N/A	894718	28-Oct-1998	537,057	14-Nov-2000	14-Nov-2015

Tuesday, June 14, 2011	Page 14 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	FLOWER DANCE	NA	1171507	18-Mar-2003	616,849	18-Aug-2004	18-Aug-2019
	FLOWERING LACE	NA	1171543	19-Mar-2003	613,143	18-Jun-2004	18-Jun-2019
	FRENCH BOUQUET	NA N/A	826,723	23-Oct-1996	541,399	21-Feb-2001	21-Feb-2016
	HIPSLIP	NA N/A	681,447	06-May-1991	396,803	03-Apr-1992	03-Apr-2022
	IDEAL COMFORT	NA	1186978	08-Aug-2003	671,654	30-Aug-2006	30-Aug-2021
	INNERLUXE	25	1255198	25-Apr-2005	714,321	14-May-2008	14-May-2023
	INTIMATELY YOURS	NA N/A	548,608	04-Sep-1985	324,612	13-Mar-1987	13-Mar-2017
	INTIMATELY YOURS	NA N/A	783,787	29-May-1995	502,192	13-Oct-1998	13-Oct-2013
	INTIMATES WITH INSIGHT	25 Int.	1291855	28-Feb-2006	710,398	27-Mar-2008	27-Mar-2023
	INVISIBLE EDGE	NA N/A	1149025	07-Aug-2002	596,274	02-Dec-2003	02-Dec-2018
	INVISIBLY LACE	NA N/A	789,683	09-Aug-1995	531,711	24-Aug-2000	24-Aug-2015
	JUST YOUR FIT	NA N/A	615,361	19-Sep-1988	364,550	19-Jan-1990	19-Jan-2020
	JUST YOUR FIT CASUAL	NA N/A	836,860	18-Feb-1997	493,900	05-May-1998	05-May-2013
	JUST YOUR FIT COLOUR	NA N/A	855,959	12-Sep-1997	511,702	11-May-1999	11-May-2014
	JUST YOUR FIT FASHION	NA N/A	836,859	18-Feb-1997	511,653	10-May-1999	10-May-2014
	LACE CHARMERS	NA N/A	789,349	04-Aug-1995	473,878	26-Mar-1997	26-Mar-2012
	LACE NECKLACE	N/A	1292073	01-Mar-2006	687,775	15-May-2007	15-May-2022
	LACY LUXURIES	NA N/A	789,346	04-Aug-1995	499,346	26-Aug-1998	26-Aug-2013
	LEAF BOUQUET	N/A	1292079	01-Mar-2006	684,229	20-Mar-2007	20-Mar-2022
	LENGTH MEASURE DESIGN	NA N/A	776,456	24-Feb-1995	475,781	06-May-1997	06-May-2012
	LITTLE HUGGERS	NA N/A	1100357	23-Apr-2001	608,363	23-Apr-2004	23-Apr-2019
	LOVE YOUR BODY	25 Int.	1392407	22-Apr-2008
	LUXURY LIFT	25 Int.	1496851	22-Sep-2010
	MICROSATIONALS	NA N/A	843,236	24-Apr-1997	493,880	01-May-1998	01-May-2013
	MIX & MINGLE	NA N/A	1182566	23-Jun-2003	635,874	22-Mar-2005	22-Mar-2020

Tuesday, June 14, 2011	Page 15 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	MONDE DE FLEURS	25 Int.	1222841	07-Jul-2004	653,966	30-Nov-2005	30-Nov-2020
	MY PERSONAL STYLE COLLECTION BY WARNER’S	NA	1345071	26-Apr-2007	780,611	26-Oct-2010	26-Oct-2025
	MY SKIN	N/A	1067857	20-Jul-2000	563,762	19-Jun-2002	19-Jun-2017
	MY TRUE LIFT!	25 Int.	1443778	06-Jul-2009
	NAKED CHARMS	NA N/A	1100355	23-Apr-2001	569,494	24-Oct-2002	24-Oct-2017
	NAKED COTTON	NA N/A	894721	28-Oct-1998	537,060	14-Nov-2000	14-Nov-2015
	NAKED LACE	NA N/A	894719	28-Oct-1998	537,083	14-Nov-2000	14-Nov-2015
	NANCY GANZ	NA N/A	795,239	19-Oct-1995	636,701	04-Apr-2005	04-Apr-2020
	NIP TUCK & BOOST	NA N/A	868,603	10-Feb-1998	511,865	14-May-1999	14-May-2014
	NO CLING EVER!	NA N/A	789,345	04-Aug-1995	527,737	15-May-2000	15-May-2015
	NOTHING WAISTED	25 Int.	1494187	31-Aug-2010
	OLGA	NA N/A	213,493	24-Dec-1951	UCA41396	24-Dec-1951	24-Dec-2011
	OLGA BEST OF EVERYTHING	N/A	1149229	08-Aug-2002	597,108	10-Dec-2003	10-Dec-2018
	OLGA CURVES	NA	1222492	05-Jul-2004	687,314	09-May-2007	09-May-2022
	OLGA ENHANCEMENTS	25	1256491	04-May-2005	668,874	28-Jul-2006	28-Jul-2021
	OLGA FREEDOM BACK	IN 25	1427008	06-Feb-2009
	OLGA POSITIVELY FITTING	25 Int.	1522152	04-Apr-2011
	OLGA SCOOPS	25	1495082	08-Sep-2010
	OLGA SHIMMERLACE	NA N/A	802,788	26-Jan-1996	531,478	21-Aug-2000	21-Aug-2015
	OLGA SIMPLY PERFECT	25	1262939	29-Jun-2005	661,615	28-Mar-2006	28-Mar-2021
	OLGA SWEET FLATTERY	N/A	1149023	07-Aug-2002	605,588	17-Mar-2004	17-Mar-2019
	OLGA TREASURES	NA N/A	789,073	01-Aug-1995	486,392	27-Nov-1997	27-Nov-2012
	OLGA’S DISAPPEARING ACT	IN 25	1462039	08-Dec-2009
	OLGA’S PRETTY SMOOTH	25 Int.	1526939	09-May-2011

Tuesday, June 14, 2011	Page 16 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	OLGA’S SATIN INTRIGUE	NA	1196555	10-Nov-2003	620,507	23-Sep-2004	23-Sep-2019
	OLGA’S SIGNATURE SUPPORT	NA	1248798	28-Feb-2005	659,919	01-Mar-2006	01-Mar-2021
	OLGA’S SIMPLY ELEGANT	NA	1207662	26-Feb-2004	631,191	26-Jan-2005	26-Jan-2020
	ORIGINALS BY WARNER’S	NA N/A	688,162	22-Aug-1991	410,103	26-Mar-1993	26-Mar-2023
	PERFECT MEASURE	NA N/A	576,832	26-Jan-1987	341,405	10-Jun-1988	10-Jun-2018
	PURE BRILLIANCE	NA N/A	1100356	23-Apr-2001	569,498	24-Oct-2002	24-Oct-2017
	PURE HEAVEN	NA N/A	1100352	23-Apr-2001	569,679	28-Oct-2002	28-Oct-2017
	RICH GIRL	NA N/A	489,497	13-Jul-1982	291,833	08-Jun-1984	08-Jun-2014
	SATIN COMFORT	25	1490883	03-Aug-2010
	SATIN DIMENSIONS	NA N/A	773,250	18-Jan-1995	528,756	01-Jun-2000	01-Jun-2015
	SATIN EDGE	25	1495084	08-Sep-2010
	SATIN SHADOWS	NA N/A	773,251	18-Jan-1995	462,522	30-Aug-1996	30-Aug-2011
	SATIN STYLE	25 Int.	1206037	06-Feb-2004	635,611	17-Mar-2005	17-Mar-2020
	SATIN TUXEDO	25 Int.	1043120	06-Feb-2004	635,259	15-Mar-2005	15-Mar-2020
	SEAMLESS BENEFITS	NA	1186976	08-Aug-2003	669,623	10-Aug-2006	10-Aug-2021
	SHEER EMBROIDERIES	NA N/A	773,253	18-Jan-1995	528,755	01-Jun-2000	01-Jun-2015
	SHEER LEAVES	25	1495087	08-Sep-2010
	SHEER MAGIC	N/A	1067870	20-Jul-2000	573,362	09-Jan-2003	09-Jan-2018
	SHEER TAPESTRY	IN 25	1281349	30-Nov-2005	678,990	08-Jan-2007	08-Jan-2022
	SHIMMERW & SHINE	NA N/A	789,074	01-Aug-1995	523,885	28-Feb-2000	28-Feb-2015
	SILKY SMOOTH	25	1495081	08-Sep-2010
	SIMPLY CLASSIC	NA N/A	1100353	23-Apr-2001	569,579	24-Oct-2002	24-Oct-2017
	SIMPLY SHINY	NA N/A	641,590	28-Sep-1989	379,306	01-Feb-1991	01-Feb-2021
	SLEEK UNDERNEATH	25 Int.	1306644	23-Jun-2006	742,919	02-Jul-2009	02-Jul-2024
	SLIM SLIP	NA N/A	693,191	07-Nov-1991	430,137	08-Jul-1994	08-Jul-2024

Tuesday, June 14, 2011	Page 17 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	SMOOTH BENEFITS	25 Int.	1221417	23-Jun-2004	691,270	04-Jul-2007	04-Jul-2022
	SOMETHING SATIN	25 Int.	1222485	05-Jul-2004	665,252	30-May-2006	30-May-2021
	STRETCH SUPPORT	NA N/A	626,995	09-Mar-1989	370,968	20-Jul-1990	20-Jul-2020
	STRIPE IT RICH	NA N/A	789,947	11-Aug-1995	493,914	05-May-1998	05-May-2013
	SUDDENLY SEAMLESS	NA	1186974	08-Aug-2003	671,655	30-Aug-2006	30-Aug-2021
	SUDDENLY SLIM	25 Int.	1260994	06-Jun-2005
	SUDDENLY SMOOTH	25 Int.	1509906	04-Jan-2011
	SUPPORT COLLECTION BY WARNER’S	NA N/A	1418126	13-Nov-2008
	THE BELLY BAND	N/A	1081900	08-Nov-2000	573,313	09-Jan-2003	09-Jan-2018
	THE END	NA N/A	866,552	15-Jan-1998	537,445	21-Nov-2000	21-Nov-2015
	THE NAKED TRUTH END SHAPER	NA N/A	894720	28-Oct-1998	537,056	14-Nov-2000	14-Nov-2015
	THE TOP WITH ALL THE ANSWERS	25 Int.	121816	08-Apr-2004	646,088	18-Aug-2005	18-Aug-2020
	THE WRAP	NA N/A	461,397	12-Nov-1980	263,384	16-Oct-1981	16-Oct-2011
	THIS IS NOT A BRA	25 Int.	1457109	28-Oct-2009
	TOUCH OF FASHION	N/A	1067856	20-Jul-2000	573,341	09-Jan-2003	09-Jan-2018
	UNDER EVERY GREAT WOMAN	NA N/A	1174432	11-Apr-2003	683,131	07-Mar-2007	07-Mar-2022
	UNDER LOCK AND KEY	25 Int.	1229892	10-Sep-2004	691,857	12-Jul-2007	12-Jul-2022
	UNDERFLAIR	NA	1324049	14-Nov-2006	700,319	06-Nov-2007	06-Nov-2022
	UNDERLACE	25 Int.	1206512	06-Feb-2004	689,606	12-Jun-2007	12-Jun-2022
	UNSLIPPABLES	NA N/A	1418124	13-Nov-2008
	VOILETTE	25 Int.	1212988	13-Apr-2004	654,725	09-Dec-2005	09-Dec-2020
	WARNACO	25 Int.	1387279	13-Mar-2008	767,766	25-May-2010	25-May-2025
	WARNER’S	NA N/A	116,733	20-Nov-1924	TMDA36711	20-Nov-1924	20-Nov-2019

Tuesday, June 14, 2011	Page 18 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WARNER’S BE FLIRTY	25 Int.	1224211	20-Jul-2004	689,850	14-Jun-2007	14-Jun-2022
	WARNER’S BODY BEWARE	NA N/A	831,233	10-Jan-1997	497,339	17-Jul-1998	17-Jul-2013
	WARNER’S BY DAY	NA N/A	1182565	23-Jun-2003	614,654	12-Jul-2004	12-Jul-2019
	WARNER’S COTTON CASHMERE	NA N/A	826,722	23-Oct-1996	487,589	02-Jan-1998	02-Jan-2013
	WARNER’S ESSENTIALS	NA N/A	1418127	13-Nov-2008
	WARNER’S FEEL IT. BELIEVE IT. LOVE IT.	25 Int.	1509289	23-Dec-2010
	WARNER’S FLEX REVOLUTION	25 Int.	1482574	26-May-2010
	WARNER’S FREEDOM BACK	IN 25	1427007	06-Feb-2009
	WARNER’S LACE HUGGERS	25 Int.	1206511	06-Feb-2004	638,120	22-Apr-2005	22-Apr-2020
	WARNER’S NOTHING BUT CURVES	IN 25	1,057,308	28-Apr-2000	559,842	03-Apr-2002	03-Apr-2017
	WARNER’S PERFECT PRICE	25 Int.	1461108	01-Dec-2009
	WARNER’S SHINE-ON	NA N/A	1,139,222	30-Apr-2002	601,634	09-Feb-2004	09-Feb-2019
	WARNER’S SPIRITED FLAIR	NA	1186979	08-Aug-2003	629,292	04-Jan-2005	04-Jan-2020
	WARNER’S SPORT	N/A	1056726	26-Apr-2000	569,166	21-Oct-2002	21-Oct-2017
	WARNER’S SWEET GLEAMS	NA N/A	1149022	07-Aug-2002	647,551	08-Sep-2005	08-Sep-2020
	WARNER’S THE BETTER BODY PEOPLE	NA N/A	774,566	02-Feb-1995	489,660	11-Feb-1998	11-Feb-2013
	WARNER’S THE NAKED TRUTH	IN 25	856,477	18-Sep-1997	511,675	10-May-1999	10-May-2014
	WARNER’S VINTAGE TOUCH	25 Int.	1207032	16-Feb-2004	630,930	24-Jan-2005	24-Jan-2020
	WARNER’S WHISPERLITES	25 Int.	1247056	14-Feb-2005	708,752	04-Mar-2008	04-Mar-2023
	WHAT A BODY!	N/A	1067874	20-Jul-2000	568,331	01-Oct-2002	01-Oct-2017
	WHAT A LIFT	NA N/A	1149018	07-Aug-2002	626,201	22-Nov-2004	22-Nov-2019
	WHAT A WAIST	NA N/A	1130978	13-Feb-2002	574,906	31-Jan-2003	31-Jan-2018

Tuesday, June 14, 2011	Page 19 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WITHOUT A STITCH	25	1495085	08-Sep-2010
	YOUR DIMENSIONS	NA N/A	416,420	12-Oct-1977	261,492	07-Aug-1981	07-Aug-2011

Cayman Islands

	BODYSLIMMERS	IN 25	CT121509	13-Feb-2001	CT121509	06-Mar-2001	01-Apr-2016
	OLGA (SERIES OF TWO)	IN 25			2,002,155	10-Mar-2004	14-Nov-2014
	OLGA SECRET SHAPERS	IN 25	N/A	11-Feb-1998	2117023	11-Mar-1998	28-Nov-2016
	WARNER’S	IN 25		10-Mar-2004	2,122,947	10-Mar-2004	06-Feb-2017

Tuesday, June 14, 2011	Page 20 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Chile

	BELLY BUSTER	IN 25	421,780	27-Jul-1998	601,173	07-Aug-2001	07-Aug-2011
	BODY NANCY GANZ	25 Int.	624,177	09-Oct-2003	689,177	01-Apr-2004	01-Apr-2014
	CASUAL CONTROL	25 Int.	421,777	27-Jul-1998	664,141	30-Apr-2003	30-Apr-2013
	NANCY GANZ	25 Int.	421782	27-Jul-1998	536,323	12-Mar-1999	12-Mar-2019
	NOT SO INNOCENT NUDES	IN 25	360.785	12-Nov-1996	797,893	26-Jun-1997	26-Jun-2017
	OLGA	IN 25	215,430	27-Jul-1992	657,881	13-Feb-2003	13-Feb-2013
	OLGA	IN 25	215,430	27-Jul-1992	657,882	13-Feb-2003	13-Feb-2013
	OLGA TREASURES	IN 25	724/06	29-Mar-2006	760267	14-Jun-2006	14-Jun-2016
	PINKU AND DESIGN	25 Int.	926.046	22-Oct-2010
	PINKU BY WARNER’S AND DESIGN	25 Int.	869.713	06-Jul-2009
	SHINE ON	IN 25	360.767	12-Nov-1996		28-Jul-1997	28-Jul-2017
	SUDDENLY SHAPELY	IN 25	360.783	12-Nov-1996	804,413	13-Aug-1997	13-Aug-2017
	WARNER’S	IN 25			659,871	12-Mar-2003	12-Mar-2013
	WARNER’S	IN 24	904.099	05-May-2010	889.024	23-May-2000	23-May-2020
	WARNER’S GUARANTEED COMFORT	IN 25	327,552	29-Nov-1995
	WARNER’S GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	326,064	15-Nov-1995	630,007	14-May-2002	14-May-2012
	YOUNG ATTITUDES	25 Int.	921.358	16-Sep-2010

Tuesday, June 14, 2011	Page 21 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
China (People’s Republic)

	BODY NANCY GANZ	IN 25	3741458	30-Sep-2003	3741458	07-Aug-2008	06-Aug-2018
	NANCY GANZ	IN 25	9900071751	24-Jun-1999	1465433	28-Oct-2000	27-Oct-2020
	OLGA	IN 25			313,049	30-Apr-1988	29-Apr-2018
	OLGA’S CHRISTINA	25 Int.	5279864	11-Apr-2006	5279864	28-Jul-2009	27-Jul-2019
	SECRET SHAPERS	IN 25	960042981	03-Apr-1996	1,064,850	28-Jul-1997	28-Jul-2017
	WARNACO	IN 25	960057609	13-May-1996	1,077,109	14-Aug-1997	14-Aug-2017
	WARNACO	IN 16	960057608	13-May-1996	1,081,584	21-Aug-1997	21-Aug-2017
	WARNACO	IN 38	960057610	13-May-1996	1,097,585	07-Sep-1997	07-Sep-2017
	WARNACO	IN 42	960057611	13-May-1996	1,097,468	07-Sep-1997	07-Sep-2017
	WARNER’S	IN 25			313,047	30-Apr-1988	29-Apr-2018
	WARNER’S NOTHING BUT CURVES	IN 25	2000062245	10-May-2000	1649186	14-Oct-2001	13-Oct-2011
	YOUNG ATTITUDES	25 Int.	3741846	30-Sep-2003	3741846	07-Jul-2006	06-Jul-2016

Tuesday, June 14, 2011	Page 22 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Colombia

	BODY NANCY GANZ	25 Int.	3090299	09-Oct-2003	298697	23-Nov-2004	23-Nov-2014
	BODYSLIMMERS NANCY GANZ	25 Int.	99031311	21-May-1999	238019	21-Jun-2001	21-Jun-2021
	NANCY GANZ	IN 25	99031308	21-May-1999	226291	13-Apr-2000	13-Apr-2020
	OLGA	IN 25	334,117	20-Dec-1990	145,633	30-Nov-1993	30-Nov-2013
	OLGA TREASURES	IN 25	95049960	24-Oct-1995	184,199	20-Feb-1996	20-Feb-2016
	PINKU AND DESIGN	25 Int.	10-128512	15-Oct-2010
	SECRET SHAPERS	IN 25	96004118	31-Jan-1996	188485	21-Aug-1996	21-Aug-2016
	WARNER’S	IN 25			13,598	04-Mar-1966	04-Mar-2021
	YOUNG ATTITUDES	25 Int.	3091333	14-Oct-2003

Congo, Democratic Republic of

	OLGA	25 Int.	NP/36/ZAI/93	15-Mar-1993	4024/93	22-Jun-1994	15-Mar-2013
	WARNER’S	IN 25	NP/34/ZAI/93	15-Mar-1993	4022/93	21-Jun-1994	15-Mar-2013

Tuesday, June 14, 2011	Page 23 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Costa Rica

	BODY NANCY GANZ	25 Int.	N/A	09-Oct-2003	146,375	30-Mar-2004	30-Mar-2014
	BODYSLIMMERS	IN 25	N/A	27-Jul-1998	112,279	11-Mar-1999	11-Mar-2019
	BODYSLIMMERS NANCY GANZ	IN 25	1999-0004017	20-May-1999	124727	15-Apr-2002	15-Apr-2012
	ELEGANT CONTROL	IN 25	N/A	27-Jul-1998	151853	15-Apr-2005	15-Apr-2015
	OLGA	IN 25	N/A	05-Jul-1990	77.249	02-Oct-1991	02-Oct-2011
	OLGA TREASURES	IN 25	N/A	09-Jan-1996	96.957	03-Sep-1996	03-Sep-2016
	SECRET SHAPERS	IN 25	N/A	02-Feb-1996	97.891	20-Nov-1996	20-Nov-2016
	WARNER’S (SCRIPT)	IN 25			7745	28-Aug-1944	28-Aug-2019
	YOUNG ATTITUDES	25 Int.	N/A	13-Oct-2003	146,465	02-Apr-2004	02-Apr-2014

Croatia

	BODY NANCY GANZ	IN 25	Z20031973A	29-Dec-2003	Z20031973	25-Jan-2005	29-Dec-2013
	NANCY GANZ	IN 25	Z990498A	21-May-1999	Z990498	21-May-2009	21-May-2019
	OLGA	IN 25	Z932282A	09-Jul-1993	Z932282	07-May-1997	09-Jul-2013
	WARNACO	IN 25	Z960314A	18-Mar-1996	Z960314	18-Mar-1996	18-Mar-2016
	WARNER’S	IN 25	Z932281A	09-Jul-1993	Z932281	07-May-1997	09-Jul-2013
	YOUNG ATTITUDES	25 Int.	Z20031974A	29-Dec-2003	Z20031974	25-Jan-2005	29-Dec-2013

Cuba

	OLGA	25 Int.	334/93	21-May-1993	120,254	13-Dec-1993	21-May-2003
	WARNER’S	IN 25	333/93	21-May-1993	120,253	13-Dec-1993	21-May-2003

Tuesday, June 14, 2011	Page 24 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Cyprus, Republic of

	BODYSLIMMERS	IN 25	53356	16-Jun-1999	53356	16-Jun-1999	16-Jun-2020
	BODYSLIMMERS NANCY GANZ	IN 25	53357	16-Jun-1999	53357	16-Jun-1999	16-Jun-2020
	NANCY GANZ	IN 25	53358	16-Jun-1999	53358	16-Jun-1999	16-Jun-2020
	WARNACO	IN 16	45106	07-May-1996	45106	06-Mar-2000	07-May-2017
	WARNACO	IN 38	45107	07-May-1996	45107	06-Mar-2000	07-May-2017
	WARNACO	IN 35	46484	23-Oct-1996	46484	03-Sep-2001	23-Oct-2017
	WARNACO	IN 36	45108	07-May-1996	45108	06-Mar-2000	07-May-2017
	WARNACO	IN 25	44360	18-Jan-1996	44360	18-Jan-1996	18-Jan-2017
	WARNER’S	IN 25	47404	11-Mar-1997	47404	11-Mar-1997	11-Mar-2018

Czech Republic

	BODYSLIMMERS	IN 25	143195	25-May-1999
	BODYSLIMMERS NANCY GANZ	25 Int.	143193	25-May-1999	227503	19-Oct-2000	25-May-2019
	NANCY GANZ	25 Int.	143194	25-May-1999	227504	19-Oct-2000	25-May-2019
	OLGA	IN 25	N/A	09-Jun-1987	167483	15-Dec-1989	09-Jun-2017
	WARNACO	IN 25	107,730	16-Jan-1996	200549	26-May-1997	16-Jan-2016
	WARNER’S	IN 25	N/A	09-Jun-1987	167381	20-Sep-1989	09-Jun-2017

Tuesday, June 14, 2011	Page 25 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Denmark

	BACK TO NATURE	IN 25	03682/1994	25-May-1994	05970/1994	02-Sep-1994	02-Sep-2014
	NOT SO INNOCENT NUDES	IN 25	03475/1994	17-May-1994	05960/1994	02-Sep-1994	02-Sep-2014
	OLGA	IN 25	3167/59	24-Oct-1959	00200/1960	23-Jan-1960	23-Jan-2020
	SECRET SHAPERS	IN 25	00557/1996	29-Jan-1996	02215/1996	29-Mar-1996	29-Mar-2016
	WARNACO	IN 25	00257/1996	15-Jan-1996	00959/1996	09-Feb-1996	09-Feb-2016
	WARNER’S (SCRIPT)	IN 25	3010/1952	18-Dec-1952	938/1955	04-Jun-1955	04-Jun-2015

Djibouti

	OLGA	IN 25	47/RAG	14-Feb-1993	AJVL99F40	01-Mar-1993	14-Feb-2013

Dominica

	OLGA	NA 38	N/A	31-Aug-1993	53/93	31-Aug-1993	31-Aug-2021
	WARNER’S	NA 38	N/A	31-Aug-1993	54/93	31-Aug-1993	31-Aug-2021

Dominican Republic

	BODYSLIMMERS	25 Int.	2009-20563	26-Aug-2009	177268	16-Nov-2009	16-Nov-2019
	BODYSLIMMERS NANCY GANZ	25 Int.	2009-20562	26-Aug-2009	178133	16-Dec-2009	16-Dec-2019
	NANCY GANZ	25 Int.	2009-20564	26-Aug-2009	177271	16-Nov-2009	16-Nov-2019
	OLGA	NA 44	2010-26732	11-Nov-2010
	OLGA TREASURES	25 Int.	2005-62906	21-Sep-2005	153039	01-Mar-2006	01-Mar-2016
	SECRET SHAPERS	NA 44	2006-32134	10-May-2006	156379	29-Sep-2006	29-Sep-2016
	WARNER’S	25	2010-28486	01-Dec-2010

Tuesday, June 14, 2011	Page 26 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Ecuador

	BODYSLIMMERS	IN 25	95962/95	21-May-1999	10458-01	14-Feb-2001	14-Feb-2021
	NANCY GANZ	IN 25	95963/95	21-May-1999	104598-01	14-Feb-2001	14-Feb-2021
	OLGA	25 Int.	23,165	30-Nov-1990	529-97	24-Jan-1997	14-Oct-2016
	OLGA BY WARNER’S	25 Int.	61129/95	19-Sep-1995	25994-03	16-Sep-2003	16-Sep-2013
	OLGA SHIMMERLACE	25 Int.	65352	31-Jan-1996
	OLGA TREASURES	IN 25	59917	11-Aug-1995	647-97	26-Mar-1997	26-Mar-2017
	OLGA’S LACE CHARMERS	IN 25	59913	11-Aug-1995
	OLGA’S SHIMMER & SHINE	25 Int.	59916	11-Aug-1995
	SECRET SHAPERS	IN 25	65353	31-Jan-1996
	WARNER’S GUARANTEED COMFORT FOR THE FULLER FIGURE	IN 25	63293	24-Nov-1995	4513-97	03-Dec-1997	03-Dec-2017
	WARNER’S LACE CHARMERS	IN 25	63295	24-Nov-1995	2352-97	18-Aug-1997	18-Aug-2017
	WARNER’S LACY LUXURIES	IN 25	59914	11-Aug-1995
	WARNER’S NO CLING EVER!	IN 25	59915	11-Aug-1995

Tuesday, June 14, 2011	Page 27 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Egypt

	NANCYGANZ.COM	IN 38	107040	22-May-1997	107040	22-May-1997	22-May-2017
	NANCYGANZ.COM	IN 42	107041	22-May-1997	107041	26-Nov-2001	22-May-2017
	NANCYGANZ.COM	IN 35	107039	22-May-1997	107039	13-Feb-2005	22-May-2017
	OLGA	IN 25	84479	05-Oct-1992	84479	11-May-1997	05-Oct-2012
	OLGA’S CHRISTINA	25 Int.	204639	26-Jul-2007
	WARNACO	IN 42	100832	24-Apr-1996	100832	24-Apr-1996	24-Apr-2016
	WARNACO	IN 16	100829	24-Apr-1996	100829	07-Aug-2000	24-Apr-2016
	WARNACO	IN 25	100830	24-Apr-1996	100830	05-Mar-2007	24-Apr-2016
	WARNACO	IN 38	100831	24-Apr-1996	100831	06-Sep-1999	24-Apr-2016
	WARNACO.COM	IN 38	107048	22-May-1997	107048		22-May-2017
	WARNACO.COM	IN 38	107049	22-May-1997	107049	13-Feb-2005	22-May-2017
	WARNACO.COM	IN 42	107050	22-May-1997	107050	10-Sep-2001	22-May-2017
	WARNER’S (SCRIPT)	25 Int.	56054	03-Jul-1979	56054	31-Jul-1980	03-Jul-2019

Tuesday, June 14, 2011	Page 28 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
El Salvador

	BODY NANCY GANZ	25 Int.	E-43461-2003	09-Oct-2003	133 BOOK 2	16-Sep-2004	16-Sep-2014
	BODYSLIMMERS	IN 25	E-3200-99	20-May-1999	175 BOOK 0	01-Mar-2001	01-Mar-2021
	BODYSLIMMERS NANCY GANZ	IN 25	E-3197-99	20-May-1999	217 BOOK 0	01-Mar-2001	01-Mar-2021
	NANCY GANZ	IN 25	E-3202-99	20-May-1999
	OLGA	IN 25	261	26-Feb-1991	99/29	19-Dec-1995	19-Dec-2015
	OLGA SHIMMERLACE	IN 25	650-96	12-Feb-1996	178 BOOK 0	28-Sep-2001	28-Sep-2011
	PINKU AND DESIGN	25 Int.	2010103698	20-Sep-2010
	SECRET SHAPERS	IN 25	651-96	12-Feb-1996	248 BOOK 5	28-May-1997	28-May-2017
	WARNER’S	NA 64A, NA 66A, NA 71A, NA 72A	N/A	05-Oct-1983	230/105	17-Sep-1984	17-Sep-2014
	WARNER’S NOTHING BUT CURVES	IN 25	E-3418-00	04-May-2000	152 BOOK 1	17-Jan-2002	17-Jan-2012
	YOUNG ATTITUDES	25 Int.	E-43760-2003	21-Oct-2003	20 BOOK 20	13-Sep-2004	13-Sep-2014

Estonia

	BODYSLIMMERS	IN 25	9900899	20-May-1999	32789	08-Nov-2000	08-Nov-2020
	BODYSLIMMERS NANCY GANZ	IN 25	9900897	20-May-1999	32787	08-Nov-2000	08-Nov-2020
	NANCY GANZ	IN 25	9900898	20-May-1999	32788	08-Nov-2000	08-Nov-2020
	WARNACO	IN 25	00428	26-Feb-1996	24208	28-Aug-1997	28-Aug-2017

Ethiopia

	OLGA	IN 25	1734	22-Dec-1993	01734	22-Dec-1993	22-Dec-2005
	WARNACO	IN 16, IN 25, IN 9	N/A	11-Jun-1996	2716	26-Aug-1998	26-Aug-2004
	WARNER’S	IN 25	1735	22-Dec-1993	01735	22-Dec-1993	22-Dec-2005

Tuesday, June 14, 2011	Page 29 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
European Community

	BODY ALIGNMENT	18 Int., 25 Int.	003784063	20-Apr-2004	003784063	04-Jan-2006	20-Apr-2014
	BODY BEAUTIFUL	IN 24, IN 25, IN 42	000562942	30-Jun-1997	000562942	25-Apr-2000	30-Jun-2017
	BODY BEWARE	IN 24, IN 25, IN 42	000563239	30-Jun-1997	000563239	07-Dec-1999	30-Jun-2017
	BODY NANCY GANZ	IN 25	003245651	27-Jun-2003	003245651	11-Nov-2004	27-Jun-2013
	BODYSLIMMERS	IN 3, IN 24, IN 25	121,509	01-Apr-1996	000121509	02-Feb-1999	01-Apr-2016
	BODYSLIMMERS NANCY GANZ	IN 25	001171271	13-May-1999	001171271	12-Sep-2000	13-May-2019
	BUTT BOOSTER	IN 24, IN 25	120,477	01-Apr-1996	000120477	05-Jan-1999	01-Apr-2016
	NAKED TRUTH	IN 24, IN 25, IN 42	000562983	30-Jun-1997	000562983	07-Dec-1999	30-Jun-2017
	NANCY GANZ	IN 3, IN 24, IN 25	121,525	01-Apr-1996	000121525	05-Apr-2000	01-Apr-2016
	NIP TUCK & BOOST	IN 25	000886762	24-Jul-1998	000886762	22-Dec-1999	24-Jul-2018
	OLGA	IN 25	209338	01-Apr-1996	000209338	03-Apr-2000	01-Apr-2016
	OLGA	IN 25	159020	01-Apr-1996	000159020	20-Oct-2000	01-Apr-2016
	OLGA’S CHRISTINA	16 Int., 18 Int., 25 Int.	003288552	25-Jul-2003	003288552	13-Jun-2005	25-Jul-2013
	PURE PASSION	IN 24, IN 25, IN 42	000563031	30-Jun-1997	000563031	12-Jul-1999	30-Jun-2017
	SUDDENLY SLIM	25 Int.	004478665	08-Jun-2005
	SUPERNATURALS	IN 24, IN 25, IN 42	000563064	30-Jun-1997	000563064	12-Jul-1999	30-Jun-2017
	UNDERSHAPERS	IN 24, IN 25, IN 42	000562900	30-Jun-1997	000562900	22-Dec-1999	30-Jun-2017
	WARNACO	IN 3, IN 25, IN 42	000209742	01-Apr-1996	000209742	09-Nov-1998	01-Apr-2016
	WARNACO.COM	IN 35, IN 38, IN 42	000534271	14-May-1997	000534271	18-Nov-1999	14-May-2017
	WARNER’S	IN 3, IN 25, IN 42	000209783	01-Apr-1996	000209783	19-Jun-2002	01-Apr-2016

Tuesday, June 14, 2011	Page 30 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WARNER’S (SCRIPT)	IN 25	204479	01-Apr-1996	000204479	03-Dec-1998	01-Apr-2016
	WARNER’S BRA COLLECTION	IN 24, IN 25, IN 42	001278415	13-Aug-1999	001278415	27-Nov-2000	13-Aug-2019
	YOUNG ATTITUDES	IN 24, IN 25, IN 42	000568204	30-Jun-1997	000568204	01-Aug-2002	30-Jun-2017

Finland

	OLGA	IN 25	2997/59	16-Nov-1959	36,507	30-Mar-1961	30-Mar-2021
	OLGA TREASURES	IN 25	6515/95	10-Nov-1995	202,010	30-Sep-1996	30-Sep-2016
	SECRET SHAPERS	IN 25	435/96	29-Jan-1996	208,516	15-Dec-1997	15-Dec-2017
	WARNER’S (SCRIPT)	IN 25			16317	31-Jan-1938	31-Jan-2018
	WARNER’S (SCRIPT)	IN 25			20489	24-Apr-1946	24-Apr-2016

France

	MISS WARNER	25 Int.	742,682	07-May-1985	1,308,495	07-May-1985	06-May-2015
	NOT SO INNOCENT NUDES	25 Int.	94/519,494	09-May-1994	94/519,494	09-May-1994	09-May-2014
	OLGA	25 Int.	714,264	12-Sep-1984	1,283,775	12-Sep-1984	12-Sep-2014
	OLGA TREASURES	IN 25	95/580696	17-Jul-1995	95/580696	17-Jul-1995	17-Jul-2015
	SECRET SHAPERS	IN 25	96/607663	26-Jan-1996	96/607663	05-Jul-1996	25-Jan-2016
	W AND DESIGN	25 Int.	818,463	13-Oct-1986	1,374,573	13-Oct-1986	12-Oct-2016
	WARNACO	25 Int.	702,197	14-May-1984	1,272,534	14-May-1984	14-May-2014
	WARNER’S	25 Int.	177,881	03-Jan-1990	1,568,264	03-Jan-1990	02-Jan-2020
	WARNER’S INVISIBLES	IN 25	94/536,518	19-Sep-1994	94/536,518	19-Sep-1994	18-Sep-2014

Gambia

	OLGA	NA 38	76/9/92	04-Sep-1992
	WARNER’S	NA 38	77/9/92	04-Sep-1992

Tuesday, June 14, 2011	Page 31 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Georgia

	BODYSLIMMERS	25 Int.	T1999 014522	21-May-1999	M 13152	01-Mar-2000	01-Mar-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	T1999 014520	21-May-1999	M 13150	01-Mar-2000	01-Mar-2020
	NANCY GANZ	25 Int.	T1999 014521	21-May-1999	M 13151	01-Mar-2000	01-Mar-2020
	WARNACO	IN 9, IN 16	010201/03	29-Apr-1996	5310	12-May-1997	12-May-2017
	WARNACO	IN 25	010365	26-Feb-1996	4257	19-Dec-1996	19-Dec-2016

Germany

	NAKED TRUTH	18,25	42175/25 WZ	20-Jan-1993	2036133	12-May-1993	20-Jan-2013
	NOT SO INNOCENT NUDES	IN 25	W46190/25 WZ	13-Jun-1994	2,093,509	24-Mar-1995	30-Jun-2014
	OLGA	IN 25	W61 537/25	10-Jul-1990	DD 650,020	02-Mar-1992	10-Jul-2020
	OLGA (STYLIZED)	25 Int.	1605	26-Aug-1954	684,896	30-Nov-1955	31-Aug-2014
	OLGA TREASURES	IN 25	395 25 307.1	19-Jun-1995	395 25 307	03-May-1996	30-Jun-2015
	OLGALACE	25 Int.	W43988/25 WZ	27-Jan-1993	2,048,691	04-Nov-1993	27-Jan-2013
	SECRET SHAPERS	IN 25	396 04 012.8	30-Jan-1996	396 04 012	28-Apr-1997	31-Jan-2016
	WARNACO	18 Int., 25 Int.	W25687/25 WZ	06-May-1974	935,993	01-Oct-1975	31-May-2014
	WARNER	IN 25	W22854/25 WZ	23-Dec-1970	893,567	18-May-1972	23-Dec-2020
	WARNER WITH STAR DESIGN	IN 25	W27829/25 WZ	25-May-1977	968,941	16-Mar-1978	25-May-2017
	WARNER’S	IN 25	W25802/25 WZ	17-Jul-1974	935,473	17-Sep-1974	31-Jul-2014
	WARNER’S	IN 25	W 61 539	10-Jul-1990	DD 648,981	14-Jan-1992	31-Jul-2020
	WARNER’S (SCRIPT)	IN 25	W 11579		132,124	16-Mar-1910	31-Jan-2018

Ghana

	OLGA	IN 25	25325	04-Sep-1992	25325	04-Sep-1992	04-Sep-2013
	WARNER’S	IN 25	25654	04-Sep-1992	25654	04-Sep-1992	04-Sep-2013

Tuesday, June 14, 2011	Page 32 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Greece

	NO CLING EVER!	IN 25	126887	07-Nov-1995	126887	17-Sep-1998	07-Nov-2015
	NOT SO INNOCENT NUDES	IN 25	119208	18-May-1994	119208	19-Aug-1997	18-May-2014
	OLGA	IN 25	101612	12-Nov-1990
	OLGA TREASURES	IN 25	126884	07-Nov-1995	126884	07-Nov-1995	08-Nov-2015
	SECRET SHAPERS	IN 25	128181	02-Feb-1996	128181	17-Nov-1998	02-Feb-2016
	WARNACO	IN 25	127,964	17-Jan-1996	127964	17-Mar-1998	17-Jan-2016
	WARNER’S	25 Int.	107,271	13-Jan-1992	107,271	17-Jul-1994	13-Jan-2012
	WARNER’S LACE CHARMERS	IN 25	144191	23-May-2000
	WARNER’S NOTHING BUT CURVES	IN 25	144376	08-Jun-2000

Grenada

	OLG	IN 25			36/1993	26-Apr-1993	10-Sep-2016
	WARNER’S (SCRIPT)	IN 38	N/A	19-May-1924	1/1967	12-Jan-1967	19-May-2008

Guatemala

	BODYSLIMMERS	IN 25	M-7109-9	24-Aug-1999	104431	09-May-2000	08-May-2020
	BODYSLIMMERS NANCY GANZ	IN 25	M-7111-9	24-Aug-1999	106698	25-Oct-2000	25-Oct-2020
	OLGA	25 Int.	3855/90	10-Sep-1990	65145/501/1	10-Oct-1991	09-Oct-2011
	OLGA TREASURES	25 Int.	M-0188-6	16-Jan-1996	85528	02-Jul-1997	01-Jul-2017
	SECRET SHAPERS	IN 25	M-2803-6	18-Apr-1996	88,040	04-Dec-1997	03-Dec-2017
	WARNER’S (SCRIPT)	IN 25	N/A	24-Jan-1953	8487	14-May-1953	14-May-2013
	WARNER’S (SCRIPT)	IN 25	N/A	24-Jan-1953	8486	14-May-1953	14-May-2013

Tuesday, June 14, 2011	Page 33 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Guernsey (Old Code)

	OLG	25 Int.			769,063	08-Mar-1993	10-Sep-2016
	WARNACO	IN 25	N/A	25-Jan-1996	1,028,709	25-Jan-1996	30-Apr-2015
	WARNER’S (SCRIPT)	25 Int.			GT1195	08-Mar-1993	19-May-2018

Guyana

	BODYSLIMMERS	25 Int.	17,470A	08-Jul-1999	17,470A	08-Jul-1999	08-Jul-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	17,469A	08-Jul-1999	17,469A	08-Jul-1999	08-Jul-2020
	NANCY GANZ	25 Int.	17,442A	07-Jul-1999	17,442A	08-Jul-1999	08-Jul-2020
	OLGA	IN 25	13,942A	22-Sep-1992	13,942A	23-Jun-1997	22-Sep-2013
	WARNER’S	IN 25	172/1966	25-May-1966	6311A	15-Dec-1966	25-May-2015

Haiti

	BODYSLIMMERS	25 Int.	N/A	06-Jul-1999	50/124	09-May-2000	09-May-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	N/A	06-Jul-1999	52/124	09-May-2000	09-May-2020
	NANCY GANZ	25 Int.	N/A	06-Jul-1999	51/124	09-May-2000	09-May-2020
	OLGA	25 Int.	494-N	17-Sep-1992	78/98	15-Sep-1993	15-Sep-2013
	WARNER’S	IN 25	493-N	17-Sep-1992	77/98	15-Sep-1993	15-Sep-2013

Tuesday, June 14, 2011	Page 34 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Honduras

	BODY NANCY GANZ	25 Int.	27365-03	09-Oct-2003	90237	16-Mar-2004	16-Mar-2014
	BODYSLIMMERS	IN 25	6486-99	19-May-1999	81.770	01-Jun-2001	01-Jun-2021
	BODYSLIMMERS NANCY GANZ	IN 25	6484-99	19-May-1999	82.259	26-Jul-2001	26-Jul-2011
	NANCY GANZ	25 Int.	6485-99	19-May-1999	81.835	05-Jun-2001	05-Jun-2021
	OLGA	25 Int.	N/A	19-Jun-1990	53,407	04-Feb-1991	04-Feb-2021
	OLGA TREASURES	IN 25	6429-95	10-Jul-1995	64.425	15-Feb-1996	15-Feb-2016
	PINKU AND DESIGN	25 Int.	28117-10	17-Sep-2010
	SECRET SHAPERS	IN 25	972/96	31-Jan-1996	66.592	22-Nov-1996	22-Nov-2016
	WARNER	IN 25			48,017	22-Jul-1987	22-Jul-2017
	WARNER’S NOTHING BUT CURVES	IN 25	6467/2000	03-May-2000
	YOUNG ATTITUDES	25 Int.	2003-027668	17-Oct-2003	90,099	02-Mar-2004	02-Mar-2014

Tuesday, June 14, 2011	Page 35 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Hong Kong

	BODY NANCY GANZ	IN 25	300084997	26-Sep-2003	300084997	26-Sep-2003	26-Sep-2013
	BODYSLIMMERS NANCY GANZ	IN 25	6631/99	25-May-1999	7586/2002	25-May-1999	25-May-2016
	NANCY GANZ	IN 25	6632/99	25-May-1999	06986/2001	25-May-1999	25-May-2016
	NOT SO INNOCENT NUDES	IN 25	1270/95	06-Feb-1995	B5670/1996	24-Jun-1996	06-Feb-2002
	OLGA	25 Int.	4867	23-Sep-1987	36/90	23-Sep-1987	23-Sep-2018
	OLGA’S CHRISTINA	25 Int.	300601929	17-Mar-2006	300601929	17-Mar-2006	17-Mar-2016
	SECRET SHAPERS	IN 25	1308/96	01-Feb-1996	B01268/199	01-Feb-1996	01-Feb-2017
	WARNACO	IN 38	4710/96	23-Apr-1996	8696/1997	23-Apr-1996	23-Apr-2013
	WARNACO	IN 25	15997/95	19-Dec-1995	2480/1997	19-Dec-1995	19-Dec-2016
	WARNACO	IN 16	4709/96	23-Apr-1996	5379/1997	23-Apr-1996	23-Apr-2013
	WARNACO	IN 42	4711/96	23-Apr-1996	5358/1997	23-Apr-1996	23-Apr-2013
	WARNER’S	IN 25	949/71	10-Aug-1971	59/74	14-Jan-1974	10-Aug-2016
	WARNER’S NOTHING BUT CURVES	IN 25	9644/2000	04-May-2000	5224/2003	14-Feb-2000	14-Feb-2017
	WARNER’S THE BETTER BODY PEOPLE	IN 25	1249/95	04-Feb-1995	07661/1998	05-Aug-1994	05-Aug-2015
	WARNER’S THE PERFECTIONISTS	IN 25	2667/95	07-Mar-1995	01882/2000	17-Mar-1995	07-Mar-2016
	YOUNG ATTITUDES	25 Int.	300074358	05-Sep-2003	300074358	05-Sep-2003	05-Sep-2013

Hungary

	BODYSLIMMERS NANCY GANZ	IN 25	M99 02283	13-May-1999	160541	17-Apr-2000	13-May-2019
	NANCY GANZ	IN 25	M99 02285	13-May-1999	160542	17-Apr-2000	13-May-2019
	OLGA	IN 25	1929/90	24-May-1990	130,412	14-Jun-1991	24-May-2020
	WARNACO	IN 25	M96 00100	12-Jan-1996	149,411	12-Jan-1996	12-Jan-2016
	WARNER’S	IN 25	1928/90	24-May-1990	130,411	14-Jun-1991	24-May-2020

Tuesday, June 14, 2011	Page 36 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Iceland

	BODY NANCY GANZ	IN 25	1414/2004	19-May-2004	678/2004	06-Sep-2004	06-Sep-2014
	BODYSLIMMERS	IN 25	1544/1998	27-Jul-1998	1142/1998	28-Oct-1998	28-Oct-2018
	NANCY GANZ	IN 25	1545/1998	27-Jul-1998	1143/1998	28-Oct-1998	28-Oct-2018
	NIP TUCK & BOOST	IN 25	1549/1998	27-Jul-1998	1147/1998	28-Oct-1998	28-Oct-2018
	OLGA	25 Int.	877/1990	23-Oct-1990	266/1991	27-Feb-1991	27-Feb-2021
	WARNACO	IN 25	44/1996	15-Jan-1996	570/1996	28-May-1996	28-May-2016
	WARNACO.COM	IN 35, IN 38, IN 42	609/97	15-May-1997	1126/1997	27-Aug-1997	27-Aug-2017
	WARNER’S	IN 25	913/1992	17-Sep-1992	438/1993	27-May-1993	27-May-2013
	WARNER’S NOTHING BUT CURVES	IN 25	1644/2000	05-May-2000	461/2002	03-Jun-2002	03-Jun-2012
	YOUNG ATTITUDES	25 Int.	1413/2004	19-May-2004	677/2004	06-Sep-2004	06-Sep-2014

India

	BODYSLIMMERS	IN 25	856580	17-May-1999	856580	17-May-1999	17-May-2019
	BODYSLIMMERS NANCY GANZ	IN 25	856582	17-May-1999	856582	18-Nov-2003	17-May-2019
	NANCY GANZ	IN 25	856581	17-May-1999	856581	23-Jul-2008	17-May-2019
	OLGA	25 Int.	581930	25-Sep-1992	581930	25-Sep-1992	25-Sep-2019
	WARNACO	IN 9	711,539	22-Apr-1996	711,539	01-Dec-2003	22-Apr-2016
	WARNACO	IN 16	711,540	22-Apr-1996	711,540	19-Feb-2005	22-Apr-2016
	WARNACO	25 Int.	686,075	08-Nov-1995	686,075	08-Nov-1995	08-Nov-2015
	WARNER’S	IN 25	581929	25-Sep-1992	581929	25-Sep-1992	25-Sep-2016

Tuesday, June 14, 2011	Page 37 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Indonesia

	BODYSLIMMERS	IN 25	R002008 008620	14-Oct-2008	IDM000294	24-Jun-1999	24-Jun-2019
	BODYSLIMMERS NANCY GANZ	25 Int.	R00 2009 004047	28-Apr-2009	IDM000234	24-Jun-2009	24-Jun-2019
	NANCY GANZ	25 Int.	R00 2009 003679	24-Jun-2009	IDM000221	06-Oct-2009	24-Jun-2019
	OLGA	IN 25	R002003 3211-3215	16-Aug-1993	IDM000101	15-Nov-1994	16-Feb-2013
	OLGA.COM	IN 42	9710995	09-Jun-1997	IDM000139	27-Mar-1998	09-Jun-2017
	WARNACO	IN 16	96 9032	06-May-1996	IDM000078	15-Aug-1997	06-May-2016
	WARNACO	IN 38	96 9033	06-May-1996	IDM000078	15-Aug-1997	06-May-2016
	WARNACO	IN 42	96 9034	06-May-1996	IDM000078	15-Aug-1997	06-May-2016
	WARNACO	IN 25	D95 21092	09-Nov-1995	380,513	15-Aug-1997	09-Nov-2015
	WARNER’S	IN 25	R002007 004303	19-Apr-2007	IDM000130	22-Apr-2007	22-Apr-2017
	WARNER’S	IN 25	R00 2008 009449	11-Nov-2008	IDM000205	06-May-1999	06-May-2019

Iran

	BODYSLIMMERS	25 Int.	7911373	31-Jan-2001	94309	25-Jun-2001	31-Jan-2021
	BODYSLIMMERS NANCY GANZ	25 Int.	7911371	11-Jan-2001	94116	11-Jun-2001	11-Jan-2021
	NANCY GANZ	25 Int.	7911372	31-Jan-2001	93803	13-May-2001	31-Jan-2021
	OLGA	25 Int.	105385	11-Oct-1992	69825	20-Jan-1993	11-Oct-2012
	WARNACO	IN 16, IN 25, IN 38, IN 42	7,504,227	02-Jul-1996	79016	20-Nov-1996	02-Jul-2016
	WARNER’S	IN 25	N/A	19-Oct-1967	30,439	19-Oct-1967	19-Oct-2017

Tuesday, June 14, 2011	Page 38 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Ireland

	OLG	IN 25	1311/66	16-Aug-1966	70,816	15-Nov-1967	16-Aug-2011
	OLGA SHIMMERLACE	IN 25	96/0563	25-Jan-1996	174,492	29-Jan-1996	29-Jan-2013
	SECRET SHAPERS	IN 25	96/0892	08-Feb-1996	170,818	08-Feb-1996	08-Feb-2013
	WARNACO	IN 25	283/96	15-Jan-1996	174,485	15-Jan-1996	15-Jan-2013
	WARNER WITH STAR DESIGN	25 Int.	1692/87	26-May-1987	127,820	26-May-1987	26-May-2018
	WARNER’S THE BETTER BODY PEOPLE	IN 25	95/0786	02-Feb-1995	166,299	09-Jul-1996	05-Aug-2011

Tuesday, June 14, 2011	Page 39 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Israel

	BELLY BUSTER	IN 25	121342	28-Jul-1998	121,342	05-Dec-1999	28-Jul-2019
	BODY NANCY GANZ	25 Int.	167398	09-Oct-2003	167398	19-Oct-2004	09-Oct-2013
	BODYSLIMMERS	IN 25	111,958	20-Apr-1997	111,958	13-Oct-1998	20-Apr-2018
	BODYSLIMMERS NANCY GANZ	IN 25	127,818	16-May-1999	127818	06-Sep-2000	16-May-2020
	BUTT BOOSTER	IN 25	121343	28-Jul-1998	121,343	11-Oct-1999	28-Jul-2019
	CASUAL CONTROL	IN 24	121346	28-Jul-1998	121346	28-Jul-1998	28-Jul-2019
	CASUAL CONTROL	IN 25	121347	28-Jul-1998	121,347	11-Oct-1999	28-Jul-2019
	ELEGANT CONTROL	IN 25	121349	28-Jul-1998	121349	07-Feb-2000	28-Jul-2019
	ELEGANT CONTROL	IN 24	121348	28-Jul-1998	121348	07-Feb-2000	28-Jul-2019
	HIPSLIP	IN 25	121341	28-Jul-1998	121,341	11-Oct-1999	28-Jul-2019
	NANCY GANZ	IN 25	111,959	20-Apr-1997	111,959	14-Apr-1999	20-Apr-2018
	NIP TUCK & BOOST	IN 25	121344	28-Jul-1998	121,344	11-Oct-1999	28-Jul-2019
	OLGA	IN 25	84746	17-Sep-1992	84746	04-Dec-1994	17-Sep-2013
	OLGA’S CHRISTINA	25 Int.	192533	08-Aug-2006	192533	06-Apr-2008	08-Aug-2016
	WARNACO	IN 16	104,764	23-Apr-1996	104,764	23-Apr-1996	23-Apr-2017
	WARNACO	IN 25	104,765	23-Apr-1996	104,765	23-Apr-1996	23-Apr-2017
	WARNACO	IN 38	104,766	23-Apr-1996	104,766	23-Apr-1996	23-Apr-2017
	WARNACO	IN 35	104,767	23-Apr-1996	104,767	23-Apr-1996	23-Apr-2017
	WARNER’S (SCRIPT)	IN 25	48857	23-Oct-1979	48857	29-Nov-1982	23-Oct-2014
	WARNER’S NOTHING BUT CURVES	IN 25	137390	02-May-2000	137390	04-Mar-2003	02-May-2021
	WILD ABOUT U-NECK	IN 25	121,345	28-Jul-1998	121345	07-Feb-2000	28-Jul-2019
	YOUNG ATTITUDES	25 Int.	167459	19-Oct-2003	167459	05-Dec-2004	19-Oct-2013

Tuesday, June 14, 2011	Page 40 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Italy

	BACK TO NATURE	IN 25	MI2004C 005152	19-May-2004	1084278	14-Dec-2007	02-Jun-2014
	NOT SO INNOCENT	IN 25	MI2008C001030	30-Jan-2008	1310004	09-Jun-2010	13-Jan-2018
	OLGA	25 Int.	T02002C001980	28-Jun-2002	997142	07-Mar-2006	18-Jul-2012
	OLGA TREASURES	IN 25	MI2004CO11862	29-Nov-2004	1091007	26-Sep-1995	26-Sep-2014
	SECRET SHAPERS	IN 25	MI2006C000474	19-Jan-2006	1201776	30-Jun-2009	30-Jan-2016
	W & DESIGN	IN 25	MI2006C010717	27-Oct-2006	1213456	23-Sep-2009	26-Oct-2016
	WARNACO	25 Int.	M12002C 000917	30-Jan-2002	999986	28-Mar-2006	08-Jan-2012
	WARNER’S	25 Int.	MI2005C007521	04-Jul-2005	1135641	03-Sep-2008	17-Dec-2015
	WARNER’S	IN 25	MI2008C12479	26-Nov-2008	846332	25-May-2001	14-Nov-2018
	WARNER’S (SCRIPT)	IN 25, IN 26	MI2010C003179	25-Mar-2010	912,259	14-Oct-2003	21-Mar-2020
	WARNER’S NOT SO INNOCENT	IN 25	TO98C000078	13-Jan-1998	815063	30-May-2000	13-Jan-2018

Jamaica

	BODYSLIMMERS	IN 25	25/2183	18-May-1999	B35,594	18-May-1999	18-May-2016
	BODYSLIMMERS NANCY GANZ	IN 25	25/2184	18-May-1999	35,297	18-May-1999	18-May-2016
	NANCY GANZ	IN 25	25/2185	18-May-1999	35,595	18-May-1999	18-May-2016
	OLGA	IN 25	25/1401	09-Oct-1992	B25,074	09-Oct-1992	09-Oct-2013
	WARNER’S	IN 25	25/1402	09-Oct-1992	29453	09-Oct-1992	09-Oct-2013

Tuesday, June 14, 2011	Page 41 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Japan

	BODY NANCY GANZ	IN 25	2003-87380	06-Oct-2003	4801298	10-Sep-2004	10-Sep-2014
	BODYSLIMMERS NANCY GANZ WITH KATAKANA CHARACTERS	IN 25	11-046001	25-May-1999	4536714	18-Jan-2002	18-Jan-2012
	BODYSLIMMERS WITH KATAKANA CHARACTERS	IN 25	08-055811	24-May-1996	4,076,968	31-Oct-1997	31-Oct-2017
	HIPSLIP (STYLIZED)	IN 25	08-055814	24-May-1996	4,076,971	31-Oct-1997	31-Oct-2017
	NANCY GANZ WITH KATAKANA CHARACTERS	IN 25	08-055812	24-May-1996	4,076,969	31-Oct-1997	31-Oct-2017
	NIP TUCK & BOOST	25 Int.	10-063849	29-Jul-1998	4301821	06-Aug-1999	06-Aug-2019
	OLGA	NA 17	2011-010200	16-Feb-2011
	OLGA TREASURES	IN 25	07-061421	21-Jun-1995	4,021,589	04-Jul-1997	04-Jul-2017
	OLGALON	IN 25	05-085057	19-Aug-1993	3,225,846	29-Nov-1996	29-Nov-2016
	OLGA’S CHRISTINA	25 Int.	2008-62733	30-Jul-2008	5242846	26-Jun-2009	26-Jun-2019
	SECRET SHAPERS	IN 25	08-007709	31-Jan-1996	4,036,657	01-Aug-1997	01-Aug-2017
	WARNACO	IN 42	08-043677	23-Apr-1996	4,123,626	13-Mar-1998	13-Mar-2018
	WARNACO	IN 25	08-004937	24-Jan-1996	4,036,639	01-Aug-1997	01-Aug-2017
	WARNACO	16 Int.	2008-88209	30-Oct-2008	5266341	18-Sep-2009	18-Sep-2019
	WARNACO	IN 38	08-043676	23-Apr-1996	4,094,601	19-Dec-1997	19-Dec-2017
	WARNER’S (PLAIN BLOCK TYPE)	IN 25	05-037027	13-Apr-1993	3,332,599	18-Jul-1997	18-Jul-2017
	WARNER’S (SCRIPT)	NA 17	60-127452	23-Dec-1985	1,980,392	19-Aug-1987	19-Aug-2017
	WARNER’S NOTHING BUT CURVES	IN 25	2000-050794	10-May-2000	4509767	28-Sep-2001	28-Sep-2011
	YOUNG ATTITUDES	25 Int.	2003-79247	11-Sep-2003	4805977	24-Sep-2004	24-Sep-2014

Tuesday, June 14, 2011	Page 42 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Jersey

	OLG	25 Int.			6074	19-Apr-1993	10-Sep-2016
	WARNACO	IN 25	N/A	26-Feb-1996	6720	28-Feb-1996	30-Apr-2015
	WARNER’S (SCRIPT)	IN 25			6075	19-Apr-1993	19-May-2018

Jordan

	BODYSLIMMERS	IN 25	54356	29-Jul-1999	54356	29-Jul-1999	29-Jul-2016
	BODYSLIMMERS NANCY GANZ	IN 25	57120	29-Jul-1999
	NANCY GANZ	IN 25	57107	29-Jul-1999
	OLGA	IN 25	28663	07-Apr-1991	26661	14-Oct-1991	07-Apr-2012
	OLGA’S CHRISTINA	25 Int.	087360	09-Aug-2006	087360	09-Aug-2006	09-Aug-2016
	WARNACO	IN 9	41139	20-Apr-1996	10010	18-Dec-1996	20-Apr-2013
	WARNACO	IN 25	41141	20-Apr-1996	10012	18-Dec-1996	20-Apr-2013
	WARNACO	IN 16	41140	20-Apr-1996	10011	18-Dec-1996	20-Apr-2013
	WARNER’S	25 Int.	N/A	04-Nov-1984	22321	05-Jul-1987	04-Nov-2015

Kazakhstan

	NANCY GANZ	25 Int.	13785	19-May-1999	10726	07-Sep-2000	19-May-2019
	WARNACO	IN 9, IN 16, IN 25	8531	29-Apr-1996	6968	13-May-1998	29-Apr-2016
	WARNER’S	IN 25	27229	19-May-2004	19432	12-Dec-2005	19-May-2014
	YOUNG ATTITUDES	25 Int.	27228	19-May-2004	23952	07-Feb-2008	19-May-2014

Kenya

	OLGA	IN 25	40,072	28-Sep-1992	40072	20-Jul-1995	28-Sep-2013
	WARNER’S	IN 25	40,071	28-Sep-1992	40,071	27-Jan-1994	28-Sep-2013

Tuesday, June 14, 2011	Page 43 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Korea, Republic of

	BODY NANCY GANZ	IN 25	40-2003-0042572	26-Sep-2003	0619608	30-May-2005	30-May-2015
	BODYSLIMMERS BY NANCY GANZ	IN 25			408,339	07-Jul-1998	07-Jul-2018
	BODYSLIMMERS NANCY GANZ	IN 25	22147/99	24-Jun-1999	480,332	02-Nov-2000	02-Nov-2020
	NANCY GANZ	IN 25	22145/99	24-Jun-1999	480,333	02-Nov-2000	02-Nov-2020
	NIP TUCK & BOOST	IN 25	20269/98	11-Aug-1998	453,345	24-Aug-1999	24-Aug-2019
	OLGA	NA 45	4197/90	16-Feb-1990	215,335	18-Jun-1991	18-Jun-2021
	OLGA’S CHRISTINA	25 Int.	40-2006-0014135	17-Mar-2006	40-0701135	08-Mar-2007	08-Mar-2017
	SECRET SHAPERS	25 Int.	5241/96	12-Feb-1996	391,089	16-Jan-1998	16-Jan-2018
	WARNACO	38 Int.	5124/96	13-May-1996	39,568	24-Dec-1997	24-Dec-2017
	WARNACO	16 Int.	19529/06	13-May-1996	380,329	29-Oct-1997	29-Oct-2017
	WARNACO	25 Int.	19528/96	13-May-1996	387,809	24-Dec-1997	24-Dec-2017
	WARNACO	35 Int., 38 Int.	5125/96	13-May-1996	42,513	09-Jun-1998	09-Jun-2018
	WARNER’S	25 Int.	6087/97	19-Nov-1997	150,410	12-Jan-1988	12-Jan-2018

Kosovo

	BODY NANCY GANZ	25 Int.	1254	29-Jul-2008
	BODYSLIMMERS	25 Int.	1251	29-Jul-2008
	BODYSLIMMERS NANCY GANZ	25 Int.	1253	29-Jul-2008
	WARNACO	25 Int.	1252	29-Jul-2008

Tuesday, June 14, 2011	Page 44 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Kuwait

	OLGA	IN 25	27124	23-Jun-1993	25217	30-Jun-1996	23-Jun-2013
	OLGA’S CHRISTINA	25 Int.	79736	23-Sep-2006	68420	23-Sep-2006	23-Sep-2016
	WARNACO	IN 25	34056	23-Jul-1996	32449	12-Aug-2000	22-Jul-2016
	WARNACO	IN 16	37446	19-Aug-1997	33144	19-Aug-1997	19-Aug-2017
	WARNACO	IN 9	37445	19-Aug-1997	33137	19-Aug-1997	19-Aug-2017
	WARNER’S	IN 25	15960	26-Sep-1983	14943	28-Oct-1985	26-Sep-2013

Kyrgyz Republic

	BODYSLIMMERS NANCY GANZ	IN 25	993327.3	19-May-1999	5401	30-Jun-2000	19-May-2019
	NANCY GANZ	IN 25	993326.3	19-May-1999
	WARNACO	IN 9, IN 16, IN 25	961521.3	29-Apr-1996	3918	28-Apr-1997	29-Apr-2016

Laos

	BODYSLIMMERS	IN 25	7135	06-Jul-1999	7068	17-Aug-1999	06-Jul-2019
	BODYSLIMMERS NANCY GANZ	IN 25	7137	06-Jul-1999	7070	17-Aug-1999	06-Jul-2019
	NANCY GANZ	IN 25	7136	06-Jul-1999	7069	17-Aug-1999	06-Jul-2019
	OLGA	25 Int.	8247	16-Jan-2001	8180	16-Jan-2001	16-Jan-2021
	WARNACO	25 Int.	8255	16-Jan-2001	8188	16-Jan-2001	16-Jan-2021
	WARNACO	IN 9, IN 16	4624	13-Feb-1996	4173/4174	13-Feb-2001	13-Feb-2016
	WARNER’S	25 Int.	8248	16-Jan-2001	8181	16-Jan-2001	16-Jan-2021

Latvia

	BODYSLIMMERS	25 Int.	M-99-828	18-May-1999	M46018	20-May-2000	18-May-2019
	NANCY GANZ	25 Int.	M-99-829	18-May-1999	M46019	20-May-2000	18-May-2019
	WARNACO	IN 25	M-96-319	27-Feb-1996	M 39 476	20-Jan-1998	27-Feb-2016

Tuesday, June 14, 2011	Page 45 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Lebanon

	BELLY BUSTER	25 Int.	N/A	24-Aug-1998	77333	24-Aug-1998	24-Aug-2013
	BODYSLIMMERS	25 Int.	N/A	24-Aug-1998	77330	24-Aug-1998	24-Aug-2013
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	27-May-1999	79828	27-May-1999	27-May-2014
	BUTT BOOSTER	25 Int.	N/A	24-Aug-1998	77334	24-Aug-1998	24-Aug-2013
	CASUAL CONTROL	24 Int., 25 Int.	N/A	24-Aug-1998	77338	24-Aug-1998	24-Aug-2013
	ELEGANT CONTROL	24 Int., 25 Int.	N/A	24-Aug-1998	77339	04-Aug-1998	04-Aug-2013
	HIPSLIP	25 Int.	N/A	24-Aug-1998	77332	24-Aug-1998	24-Aug-2013
	NANCY GANZ	25 Int.	N/A	24-Aug-1998	77331	24-Aug-1998	24-Aug-2013
	NANCYGANZ.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72919	21-Jul-1997	21-Jul-2012
	NIP TUCK & BOOST	25 Int.	N/A	24-Aug-1998	77335	24-Aug-1998	24-Aug-2013
	OLGA	IN 25	83/41780	22-Feb-1993	59969	08-Jul-1997	22-Feb-2023
	OLGA.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72920	21-Jul-1997	21-Jul-2012
	WARNACO	IN 16, IN 25, IN 38, IN 42	N/A	17-May-1996	68903	17-May-1996	17-May-2026
	WARNACO.COM	IN 35, IN 38, IN 42	N/A	20-Jun-1997	72923	21-Jul-1997	21-Jul-2012
	WARNER’S	25 Int.	N/A	17-Sep-1971	89384	21-Nov-1986	21-Nov-2016
	WARNER’S	25 Int.	N/A	22-Oct-1974	53742	22-Oct-1974	22-Oct-2019
	WARNER’S LACE HEAVEN	25 Int.		15-Mar-2001
	WILD ABOUT U-NECK	25 Int.	N/A	24-Aug-1998	77336	24-Aug-1998	24-Aug-2013

Lesotho

	OLGA	IN 25	LSM/93/00364	08-Apr-1993	LSM/93/003	08-Apr-1993	08-Apr-2013
	WARNER’S	IN 25	LSM/93/00363	08-Apr-1993	LSM/93/003	08-Apr-1993	08-Apr-2013

Tuesday, June 14, 2011	Page 46 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Liberia

	OLGA	25 Int.			00152/2008	23-Mar-1993	23-Mar-2023
	WARNER’S	IN 25			00045/2008	23-Mar-1993	23-Mar-2023

Libya

	OLGA	IN 25	6590	12-Oct-1992			12-Oct-2002
	WARNER’S	IN 25	6600	12-Oct-1992			12-Oct-2002

Liechtenstein

	BODYSLIMMERS	25 Int.	11 154	19-May-1999	11154	07-Sep-1999	19-May-2019
	LACE CHARMERS	25 Int.	9534	07-Aug-1995	9534	30-Oct-1995	07-Aug-2015
	LACY LUXURIES	25 Int.	9535	07-Aug-1995	9535	30-Oct-1995	07-Aug-2015
	NANCY GANZ	25 Int.	11 153	19-May-1999	11153	07-Sep-1999	19-May-2019
	NO CLING EVER!	IN 25	9536	07-Aug-1995	9536	30-Oct-1995	07-Aug-2015
	OLGA	25 Int.	8588	02-Nov-1992	8588	26-Mar-1993	02-Nov-2012
	OLGA SHIMMERLACE	IN 25	9807	01-Feb-1996	9807	03-Jul-1996	01-Feb-2016
	OLGA TREASURES	IN 25	9533	07-Aug-1995	9533	30-Oct-1995	07-Aug-2015
	SECRET SHAPERS	IN 25	9809	01-Feb-1996	9809	03-Jul-1996	01-Feb-2016
	SHIMMER & SHINE	IN 25	9539	07-Aug-1995	9539	30-Oct-1995	07-Aug-2015
	WARNACO	IN 25	9806	15-Jan-1996	9806	03-Jul-1996	15-Jan-2016
	WARNACO.COM	IN 35, IN 38, IN 42	N/A	16-May-1997	10404	15-Dec-1997	16-May-2017
	WARNER’S	IN 25	8586	02-Nov-1992	8586	26-Mar-1993	02-Nov-2012

Tuesday, June 14, 2011	Page 47 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Lithuania

	BODYSLIMMERS	IN 25	99-1083	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99-1085	20-May-1999
	NANCY GANZ	IN 25	99-1084	20-May-1999
	WARNACO	IN 25	96-0524	27-Feb-1996	30292	26-Nov-1998	27-Feb-2016

Macau

	BODYSLIMMERS	IN 25	N/4578	24-May-1999	N/004578	27-Dec-1999	24-May-2013
	BODYSLIMMERS NANCY GANZ	IN 25	N/4580	24-May-1999	N/004580	27-Dec-1999	24-May-2013
	NANCY GANZ	IN 25	N/4579	24-May-1999	N/004579	27-Dec-1999	24-May-2013
	OLGA	25 Int.	12.187-M	09-Oct-1992	12.187-M	20-Apr-1994	20-Apr-2018
	OLGA TREASURES	IN 25	15.160-M	17-Aug-1995	15160-M	02-Apr-1996	02-Apr-2013
	WARNACO	IN 25	N/740	28-Jun-1996	N/740	06-Dec-1996	28-Jun-2017
	WARNACO	IN 9	N/557	22-May-1996	N/000557	22-Oct-1996	22-May-2017
	WARNACO	IN 16	N/551	22-May-1996	N/000551	22-Oct-1996	22-May-2017
	WARNER’S	IN 25	7469-M	20-Jan-1988	7469-M	03-Mar-1988	05-Mar-2012

Macedonia

	BODY NANCY GANZ	IN 25	Z20030950	26-Dec-2003	11512	25-Aug-2006	26-Dec-2013
	BODYSLIMMERS	25 Int.	Z-23/2004	19-Jan-2004	11510	25-Aug-2006	19-Jan-2014
	BODYSLIMMERS NANCY GANZ	25 Int.	Z-24/2004	19-Jan-2004	11511	25-Aug-2006	19-Jan-2014
	NANCY GANZ	IN 25	Z-303/99	19-May-1999
	YOUNG ATTITUDES	25 Int.	Z20030951	26-Dec-2003	11473	07-Sep-2006	26-Dec-2013

Tuesday, June 14, 2011	Page 48 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Madagascar

	OLGA	IN 25	94/00539D	04-Nov-1994	00617	10-Jul-1995	03-Nov-2014
	WARNER’S	IN 25	94/00541D	04-Nov-1994	00619	10-Jul-1995	03-Nov-2014

Malawi

	OLGA	IN 25	264/92	08-Sep-1992	264/92	24-Nov-1993	08-Sep-2013
	WARNER’S	IN 25	345/93	19-Oct-1993	345/93	14-Jul-1994	19-Oct-2014

Malaysia

	BODYSLIMMERS NANCY GANZ	IN 25	99004550	26-May-1999	99004550	26-May-1999	26-May-2019
	NANCY GANZ	IN 25	99-04552	25-May-1999
	OLGA	25 Int.	86/03620	10-Sep-1986	86/03620	10-Sep-1986	10-Sep-2017
	WARNACO	IN 9	96004242	23-Apr-1996	96004242	23-Apr-1996	23-Apr-2013
	WARNACO	IN 16	96004243	23-Apr-1996	96004243	23-Apr-1996	23-Apr-2013
	WARNACO	IN 38	97019056	01-Dec-1997	97019056	01-Dec-1997	10-Dec-2017
	WARNACO	IN 35	97019759	01-Dec-1997	97019759	01-Dec-1997	01-Dec-2017
	WARNACO	25 Int.	95-12158	14-Nov-1995	95-12158	14-Nov-1995	14-Nov-2012
	WARNER’S	25 Int.	86/03619	10-Sep-1986	86/B03619	17-May-1993	10-Sep-2017

Malta

	BODYSLIMMERS	IN 25	30100	18-May-1999	30100	18-May-1999	18-May-2013
	BODYSLIMMERS NANCY GANZ	IN 25	30102	18-May-1999	30102	18-May-1999	18-May-2013
	NANCY GANZ	IN 25	30101	18-May-1999	30101	21-Jun-2000	18-May-2013
	OLGA	IN 25	22060	12-Jan-1993	22060	12-Jan-1993	12-Jan-2017
	WARNACO	25 Int.	25216	15-Jan-1996	25216	05-May-1997	15-Jan-2020
	WARNER’S (SCRIPT)	IN 25	22086	23-Jan-1993	22086	23-Jan-1993	23-Jan-2017

Tuesday, June 14, 2011	Page 49 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Mauritius

	OLGA	IN 25	N/A	31-Oct-1994	A/35 NO. 33	31-Oct-1994	31-Oct-2015
	WARNER’S	IN 25	N/A	31-Oct-1994	A/35 NO. 33	24-Jan-1997	31-Oct-2015

Tuesday, June 14, 2011	Page 50 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Mexico

	#1 T-SHIRT BRA	25 Int.	1156266	18-Feb-2011
	4 POINTS OF COMFORT	25	706824	11-Mar-2005	890531	19-Jul-2005	11-Mar-2015
	A BRIEF STORY	25 Int.	665207	07-Jul-2004	854164	30-Sep-2004	07-Jul-2014
	A LITTLE LIFT, A LOT OF FREEDOM	25 Int.	1156277	18-Feb-2011
	BABY’ N ME	IN 25	717941	17-May-2005	889644	28-Jun-2005	17-May-2015
	BODY ALIGNMENT	18 Int.	652953	22-Apr-2004	842638	19-Jul-2004	22-Apr-2014
	BODY ALIGNMENT	25 Int.	652954	22-Apr-2004	842639	19-Jul-2004	22-Apr-2014
	BODY NANCY GANZ	25 Int.	609013	08-Jul-2003	815654	27-Nov-2003	08-Jul-2013
	BODYSLIMMERS	IN 25	342399	04-Aug-1998
	BODYSLIMMERS NANCY GANZ	IN 25	546502	09-May-2002	820730	16-Feb-2004	09-May-2012
	CASUAL LIFE BY WARNER’S	25 Int.	654536	03-May-2004	844940	29-Jul-2004	03-May-2014
	CASUAL SPORTS BY WARNER’S	25 Int.	654535	03-May-2004	844939	29-Jul-2004	03-May-2014
	COMFORT BACK	25 Int.	1156286	18-Feb-2011
	DISAPPEARING ACT	25 Int.	1156300	18-Feb-2011
	EL COMPLICE DE TU FIGURA (SLOGAN)	25 Int.	25046	26-Jan-2004	29469	27-Feb-2004	26-Jan-2014
	ELEMENTS OF BLISS	25 Int.	1156297	18-Feb-2011
	ENHANCING YOUR TRUE BEAUTY	25 Int.	1156269	18-Feb-2011
	ESPALDA CONFORT CON REALCE	25 Int.	1156267	18-Feb-2011
	FALL IN LUXE	25 Int.	1156283	18-Feb-2011
	FREEDOM BACK	25 Int.	1156298	18-Feb-2011
	GLAMOUR BY WARNER’S	25 Int.	685577	01-Nov-2004	863131	08-Dec-2004	01-Nov-2014

Tuesday, June 14, 2011	Page 51 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	INNERLUXE	25	714926	29-Apr-2005	891738	26-Jul-2005	29-Apr-2015
	INVISIBLE BLISS	25 Int.	1156288	18-Feb-2011
	INVISIBLE EDGE	25 Int.	1156304	18-Feb-2011
	JUST YOUR FIT	IN 25	217,013	07-Nov-1994	481,528	05-Dec-1994	07-Nov-2014
	LACE CHARMERS	IN 25	217,009	07-Nov-1994	492945	26-May-1995	07-Nov-2014
	LACE DARLING	25 Int.	660721	09-Jun-2004	851832	21-Sep-2004	09-Jun-2014
	LACE TUXEDO	25 Int.	695555	06-Jan-2005	877399	22-Apr-2005	06-Jan-2015
	LUXURY LIFT	25 Int.	1156308	18-Feb-2011
	MAXIMIZE YOUR STYLE	25 Int.	1156274	18-Feb-2011
	MINIMIZE YOUR SHAPE MAXIMIZE YOUR STYLE	25 Int.	1156275	18-Feb-2011
	MY SKIN	IN 25	217,012	07-Nov-1994	481,527	05-Dec-1994	07-Nov-2014
	NOT SO INNOCENT NUDES	25 Int.	200,025	25-May-1994	471,366	26-Aug-1994	25-May-2014
	O (STYLIZED)	25 Int.	1156301	18-Feb-2011
	OKEANA	35 Int.	832075	25-Jan-2007	973777	22-Feb-2007	25-Jan-2017
	OKEANA	25 Int.	832076	25-Jan-2007	973778	22-Feb-2007	25-Jan-2017
	OLGA	25 Int.	166,015	23-Apr-1993	437,651	16-Jul-1993	23-Apr-2013
	OLGA CURVES	NA	664716	02-Jul-2004	860820	26-Nov-2004	02-Jul-2014
	OLGA CURVES PERFECTLY DESIGNED FOR YOU	NA	664717	02-Jul-2004	859606	24-Nov-2004	02-Jul-2014
	OLGA ENHANCEMENTS	25	725771	29-Jun-2005	902988	30-Sep-2005	29-Jun-2015
	OLGA SECRET SHAPERS	IN 25	254310	13-Feb-1996	658835	16-Jun-2000	13-Feb-2016
	OLGA TREASURES	IN 25	686055	04-Nov-2004	958972	27-Oct-2006	04-Nov-2014
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	25	707290	15-Mar-2005	890262	15-Jul-2005	15-Mar-2015
	OLGA’S CHRISTINA	25 Int.	613374	06-Aug-2003	806220	08-Sep-2003	06-Aug-2013

Tuesday, June 14, 2011	Page 52 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	OLGA’S SIGNATURE SUPPORT	25	707291	15-Mar-2005	890263	15-Jul-2005	15-Mar-2015
	PEPPERMINT UNDERWEAR BY WARNER’S AND DESIGN	25 Int.	1033272	11-Sep-2009	1191808	29-Nov-2010	11-Sep-2019
	PERFECT CONTROL BY WARNER’S	25 Int.	682997	19-Oct-2004	858996	10-Nov-2004	19-Oct-2014
	PERFECT MEASURE	IN 25	217,010	07-Nov-1994	481,525	05-Dec-1994	07-Nov-2014
	PINKU AND DESIGN	25 Int.	853721	11-May-2007	990460	27-Jun-2007	11-May-2017
	PINKU BY WARNER’S AND DESIGN	25 Int.	1099945	28-Jun-2010
	REDUCE TU FIGURA MAXIMIZA TU ESTILO	25 Int.	1156273	18-Feb-2011
	SATIN EDGE	25 Int.	1156306	18-Feb-2011
	SHADOW DANCE	25 Int.	664441	01-Jul-2004	850405	15-Sep-2004	01-Jul-2014
	SHAPING WITH STYLE	25 Int.	1156272	18-Feb-2011
	SHEER LEAVES	25 Int.	1156285	18-Feb-2011
	SILKY SMOOTH	25 Int.	1156302	18-Feb-2011
	SIMPLY PERFECT	IN 25	217,006	07-Nov-1994	481,522	05-Dec-1994	07-Nov-2014
	SLEEK UNDERNEATH	25 Int.	1156295	18-Feb-2011
	SMOOTH BENEFITS	25 Int.	664442	01-Jul-2004	850406	05-Sep-2004	01-Jul-2014
	SO COMFORTABLE	25 Int.	1156281	18-Feb-2011
	SO COMFORTABLE, YOU’LL NEVER NO IT’S THERE	25 Int.	1156278	18-Feb-2011
	SOME THINGS ARE TOO GOOD TO HIDE	25 Int.	651652	14-Apr-2004	845159	03-Aug-2004	14-Apr-2014
	SUDDENLY SHAPELY	IN 25	337745	29-Jun-1998	595992	09-Dec-1998	29-Jun-2008
	SUDDENLY SMOOTH	25 Int.	1156303	18-Feb-2011
	THE TOP WITH ALL THE ANSWERS	25 Int.	651651	14-Apr-2004	845158	03-Aug-2004	14-Apr-2014
	TODAY’S TAPESTRY	25 Int.	748241	01-Nov-2005	947549	15-Aug-2006	01-Nov-2015

Tuesday, June 14, 2011	Page 53 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	TRUE FIT	25 Int.	1156305	18-Feb-2011
	UNDER EVERY GREAT WOMAN	25 Int.	1156279	18-Feb-2011
	UNDER LOCK AND KEY	IN 25	715241	02-May-2005	893166	28-Jul-2005	02-May-2015
	VEILED MYSTERY	25 Int.	660939	10-Jun-2004	849797	13-Sep-2004	10-Jun-2014
	VOILETTE	25 Int.	652210	19-Apr-2004	842606	19-Jul-2004	19-Apr-2014
	WARNER’S	25 Int.	112,575	09-May-1991	409,031	26-Mar-1992	09-May-2021
	WARNER’S	25 Int.			8634	03-Nov-1908	03-Nov-2013
	WARNER’S BE FLIRTY	25 Int.	670911	09-Aug-2004	859124	18-Nov-2004	09-Aug-2014
	WARNER’S COTTON PLAY	25 Int.	661163	11-Jun-2004	851836	21-Sep-2004	11-Jun-2014
	WARNER’S SHINE-ON	25 Int.	545660	03-May-2002	751891	26-Jun-2002	03-May-2012
	WARNER’S SO VINTAGE	25 Int.	660720	09-Jun-2004	850384	15-Sep-2004	09-Jun-2014
	WHAT A LIFT	IN 25	715242	02-May-2005	893167	28-Jul-2005	02-May-2015
	WHAT A WAIST	25 Int.	540294	22-Mar-2002	752724	27-Jun-2002	22-Mar-2012
	YOUNG ATTITUDES	25 Int.	618710	10-Sep-2003	815221	26-Nov-2003	10-Sep-2013
	YOUR EVERYDAY INDULGENCE	25 Int.	1156282	18-Feb-2011

Moldova

	BODY NANCY GANZ	IN 25	014755	13-May-2004	12259	13-May-2004	13-May-2014
	BODYSLIMMERS	IN 25	008645	19-May-1999	7223	29-Mar-2000	19-May-2019
	BODYSLIMMERS NANCY GANZ	IN 25	008647	19-May-1999	7225	29-Mar-2000	19-May-2019
	NANCY GANZ	IN 25	008646	19-May-1999	7224	29-Mar-2000	19-May-2019
	WARNACO	IN 9, IN 16	005402	26-Apr-1996	5064	16-Sep-1997	26-Apr-2016
	WARNACO	IN 25	005,185	26-Feb-1996	4815	14-Jul-1997	26-Feb-2016
	YOUNG ATTITUDES	25 Int.		13-May-2004	12258	13-May-2004	13-May-2014

Tuesday, June 14, 2011	Page 54 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Monaco

	BODYSLIMMERS	IN 25	20765	26-May-1999	99.20591	26-May-1999	26-May-2019
	BODYSLIMMERS NANCY GANZ	IN 25	20767	26-May-1999	20593	26-May-1999	26-May-2019
	NANCY GANZ	IN 25	20766	26-May-1999	99.20592	26-May-1999	26-May-2019
	NANCYGANZ.COM	IN 35, IN 38, IN 42	18478	05-Jun-1997	97.18377	05-Jun-1997	05-Jun-2017
	OLGA TREASURES	IN 25	16520	10-Aug-1995	95.16479	10-Aug-1995	10-Aug-2015
	OLGA.COM	IN 35, IN 38, IN 42	18476	05-Jun-1997	97.18375	05-Jun-1997	05-Jun-2017
	SECRET SHAPERS	IN 25	16875	02-Feb-1996	96.16814	15-Apr-1996	02-Feb-2016
	WARNACO	IN 25	16877	02-Feb-1996	96.16816	15-Apr-1996	02-Feb-2016
	WARNACO.COM	IN 35, IN 38, IN 42	18477	05-Jun-1997	97.18376	05-Jun-1997	05-Jun-2017

Mongolia

	OLGA	IN 25	1255	20-Jan-1994	1238	20-Jan-1994	20-Jan-2014
	WARNACO	IN 16, IN 25, IN 38, IN 42	2930	24-May-1999	2803	13-Aug-1999	13-Aug-2019
	WARNER’S	IN 25	1254	20-Jan-1994	1237	20-Jan-1994	20-Jan-2014

Montenegro (Old Code)

	BODY NANCY GANZ	25 Int.	01-1219	31-Jul-2008
	BODYSLIMMERS	25 Int.	01-1220	31-Jul-2008	49773	29-Jan-2004	29-Jan-2014
	BODYSLIMMERS NANCY GANZ	25 Int.	01-1221	31-Jul-2008	49774	29-Jan-2004	29-Jan-2014
	WARNACO	25 Int.	01-1222	31-Jul-2008	41597	28-Feb-1996	28-Feb-2016

Tuesday, June 14, 2011	Page 55 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Montserrat

	BODYSLIMMERS	Brit. 38	N/A		3142	21-Aug-2000	21-Aug-2014
	BODYSLIMMERS NANCY GANZ	Brit. 38	N/A	21-Jun-2000	3143	21-Aug-2000	21-Jun-2014
	NANCY GANZ	Brit. 38	N/A		3144	21-Aug-2000	21-Aug-2014
	OLGA	25 Int.			1767	26-Jan-1994	26-Jan-2022
	WARNER’S (SCRIPT)	IN 38		29-Oct-1966	361	29-Oct-1966	29-Oct-2022

Morocco

	BODY NANCY GANZ	IN 25	89911	07-Jan-2004	89911	07-Jan-2004	07-Jan-2024
	BODYSLIMMERS	IN 25	89912	07-Jan-2004	89912	07-Jan-2004	07-Jan-2024
	BODYSLIMMERS NANCY GANZ	IN 25	89913	07-Jan-2004	89913	07-Jan-2004	07-Jan-2024
	OLGA	25 Int.	50,771	05-Mar-1993	50,771	05-Mar-1993	05-Mar-2013
	WARNER’S	IN 25	50,772	05-Mar-1993	50,772	05-Mar-1993	05-Mar-2013
	YOUNG ATTITUDES	25 Int.	89910	07-Jan-2004	89910	07-Jan-2004	07-Jan-2024

Mozambique

	OLGA	IN 25	3803/2000	10-Apr-2000	3803/2000	10-Apr-2000	10-Apr-2020
	WARNER’S	IN 25	00645/2000	10-Apr-2000	00645/2000	10-Apr-2000	10-Apr-2020

Tuesday, June 14, 2011	Page 56 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Myanmar

	BODYSLIMMERS	IN 25		22-Jul-1999	IV/6481/200	24-Sep-2007
	BODYSLIMMERS NANCY GANZ	IN 25			IV/6483/200	24-Sep-2007
	NANCY GANZ	IN 25		29-Jul-1999	IV/6482/200	24-Sep-2007
	OLGA	IN 25	IV/1774/1993	10-Jun-1993	IV/1774/199	10-Jun-1993
	WARNACO	IN 25	460/2003	21-Jan-2003	460/2003	21-Jan-2003
	WARNACO	IN 16	2502	18-Jun-1996	2502	18-Jun-1996
	WARNACO	IN 9	2501	27-Jun-1996	2501	27-Jun-1996
	WARNER’S	IN 25	IV/1775/1993	10-Jun-1993	IV/1775/199	10-Jun-1993

Namibia

	OLGA	IN 25	92/0922	08-Sep-1992	92/0922	16-Aug-1996	08-Sep-2012
	WARNER’S	IN 25	92/0921	08-Sep-1992	92/0921	16-Aug-1996	08-Sep-2012

Nepal

	OLGA	25 Int.			10704/052	11-Jun-1995	11-Jun-2016
	WARNACO	IN 25			11472/053	07-Apr-1996	07-Apr-2017
	WARNER’S	IN 25	N/A	11-Jun-1995	10702/052	11-Jun-1995	11-Jun-2016

Netherlands Antilles

	BODYSLIMMERS	IN 25	D-475	16-Jun-1999	D-7804	27-Jul-1999	16-Jun-2019
	NANCY GANZ	IN 25	D-473	16-Jun-1999	D-7805	27-Jul-1999	16-Jun-2019
	OLGA	IN 25	D-422	07-Nov-1990	D-7799	16-Apr-1991	07-Nov-2020
	WARNER’S	IN 25	N/A	01-Mar-1993	VD-300066	07-Jun-1993	01-Mar-2013

Tuesday, June 14, 2011	Page 57 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
New Zealand

	BODY BEWARE	IN 25	293612	11-Jun-1998	293612	11-Jun-1998	11-Jun-2015
	FLOWER CHARMS	IN 25	293608	11-Jun-1998	293608	11-Jun-1998	11-Jun-2015
	NAKED LACE	IN 25	293601	11-Jun-1998	293601	11-Jun-1998	11-Jun-2015
	NAKED STRIPES	IN 25	293607	11-Jun-1998	293607	11-Jun-1998	11-Jun-2015
	NAKED TRUTH	IN 25	293611	11-Jun-1998	293611	11-Jun-1998	11-Jun-2015

	NOT SO INNOCENT NUDES	IN 25	293604	11-Jun-1998	293604	11-Jun-1998	11-Jun-2015
	OLGA	IN 25, 25 Int.	81,988	19-Aug-1966	B81,988	19-Aug-1966	19-Aug-2015
	OLGA PIQUE	IN 25	293610	11-Jun-1998	293610	11-Jun-1998	11-Jun-2015
	OLGA SIMPLY PERFECT	IN 25	293605	11-Jun-1998	293605	11-Jun-1998	11-Jun-2015
	OLGA’S CHRISTINA	25 Int.	767691	01-May-2007	767691	01-May-2007	01-May-2017
	SHEER HEAVEN	IN 25	293603	11-Jun-1998	293603	11-Jun-1998	11-Jun-2015
	SUDDENLY SLIM	25 Int.	763463	14-Feb-2007
	THANE	IN 25	125,190	20-Sep-1978	B125,190	06-Mar-1981	20-Sep-2013
	WARNACO	IN 16	262,067	10-May-1996	262,067	10-May-1996	10-May-2017
	WARNACO	IN 42	261,401	24-Apr-1996	261,401	24-Apr-1996	24-Apr-2017
	WARNACO	IN 38	261,400	24-Apr-1996	261,400	24-Apr-1996	24-Apr-2017
	WARNACO	IN 25	261,399	24-Apr-1996	261,399	24-Apr-1996	24-Apr-2017
	WARNER’S	IN 25	72,037	29-Oct-1969	72,037	29-Oct-1969	29-Oct-2011

Tuesday, June 14, 2011	Page 58 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WARNER’S NOTHING BUT CURVES	IN 25	613496	01-May-2000	613496	14-Feb-2000	14-Feb-2017
	WARNER’S SIMPLY PERFECT SATIN	IN 25	629646	21-Dec-2000	629646	21-Dec-2000	21-Dec-2017
	YOUNG ATTITUDES	25 Int.	700999	05-Sep-2003	700999	05-Sep-2003	05-Sep-2013

Nicaragua

	BODYSLIMMERS	25 Int.	99-01794	07-Jun-1999	45244 C.C.	22-Nov-2000	22-Nov-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	99-01795	07-Jun-1999	45375 C.C.	29-Nov-2000	29-Nov-2020
	NANCY GANZ	25 Int.	99-01796	07-Jun-1999	45390 C.C.	29-Nov-2000	29-Nov-2020
	OLGA	IN 25	N/A	12-Apr-1991	20,735 C.C.	05-Dec-1991	05-Dec-2011
	WARNER’S (SCRIPT)	IN 25			3698	24-Feb-1942	24-Feb-2012
	WARNER’S NOTHING BUT CURVES	IN 25	2000/03163	17-May-2000	49,972 C.C.	20-Jul-2001	20-Jul-2011

Nigeria

	OLGA	IN 25	TP.15162	04-Sep-1992
	WARNER’S	IN 25	TP.15161	04-Sep-1992	51255	04-Sep-1992	04-Sep-2013

Norway

	BODYSLIMMERS	IN 25	98.06851	30-Jul-1998	204364	31-Aug-2000	31-Aug-2020
	BODYSLIMMERS NANCY GANZ	IN 25	99.04744	14-May-1999	204376	31-Aug-2000	31-Aug-2020
	NANCY GANZ	IN 25	98.06852	30-Jul-1998	194171	07-Nov-1998	07-Nov-2018
	NIP TUCK & BOOST	IN 25	98.06856	30-Jul-1998	194175	07-Nov-1998	07-Nov-2018
	OLGA	IN 25	68,063	20-Oct-1959	57,529	25-May-1961	20-Oct-2019
	SECRET SHAPERS	IN 25	96.0564	29-Jan-1996	184,064	07-Aug-1997	07-Aug-2017
	WARNACO	IN 25	96.0220	12-Jan-1996	180,063	20-Feb-1997	20-Feb-2017
	WARNER’S (SCRIPT)	25 Int.		08-Jan-1946	33727	09-Jan-1947	08-Jan-2016

Tuesday, June 14, 2011	Page 59 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Oman

	BODYSLIMMERS	25 Int.	20162	17-May-1999	20162	09-Mar-2004	17-May-2019
	NANCY GANZ	25 Int.	20164	17-May-1999	20164	09-Mar-2004	17-May-2019
	OLGA	25 Int.	7491	27-Sep-1992	7491	24-Mar-2003	27-Sep-2012
	OLGA’S CHRISTINA	25 Int.	41139	13-Aug-2006	41139	19-May-2007	13-Aug-2016
	WARNACO	IN 25	13366	23-Apr-1996	13366	11-Jan-2003	23-Apr-2016
	WARNACO	IN 42	13368	23-Apr-1996	13368	22-Jan-2002	23-Apr-2016
	WARNER’S	IN 25	3144	29-Oct-1989	3144	14-Jan-1995	29-Oct-2019

Pakistan

	BODYSLIMMERS	IN 25	155118	14-May-1999	155118	14-May-1999	14-May-2016
	BODYSLIMMERS NANCY GANZ	IN 25	155119	14-May-1999	155119	14-May-1999	14-May-2016
	NANCY GANZ	IN 25	155117	14-May-1999	155117	14-May-1999	14-May-2016
	OLGA	IN 25	119,100	06-Apr-1993	119100	13-Feb-1993	13-Feb-2015
	WARNACO	IN 25	132636	01-Nov-1995	132636	01-Nov-1995	01-Nov-2017
	WARNACO	IN 16	135,332	21-Apr-1996	135,332	21-Apr-1996	21-Apr-2018
	WARNACO	IN 9	135,334	21-Apr-1996	135,334	21-Apr-1996	21-Apr-2018
	WARNER’S	IN 25	119101	13-Feb-1993	119101	13-Feb-1993	13-Feb-2015

Tuesday, June 14, 2011	Page 60 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Panama

	BODY NANCY GANZ	25 Int.	131240	09-Oct-2003	131240 01	09-Oct-2003	09-Oct-2013
	BODYSLIMMERS	IN 25	100631	18-May-1999	100631	18-May-1999	18-May-2019
	NANCY GANZ	25 Int.	100633	18-May-1999	100633	18-May-1999	18-May-2019
	OLGA	IN 25			21,309	03-Mar-1977	03-Mar-2017
	PINKU AND DESIGN	25 Int.	194501-01	22-Oct-2010
	WARNER’S (SCRIPT)	25 Int.			107	04-Mar-1942	04-Mar-2012
	YOUNG ATTITUDES	25 Int.	131736-01	07-Nov-2003	131736-01	07-Nov-2003	07-Nov-2013

Papua New Guinea

	NANCYGANZ.COM	IN 42	60858	13-Feb-1998	A 60,858	15-Oct-1997	15-Oct-2017
	OLGA	25 Int.	57611	02-Mar-1993	57611	02-Mar-1993	02-Mar-2013
	WARNACO	IN 38	60020	20-Jan-1997	A60020	20-Jan-1997	20-Jan-2017
	WARNACO	IN 25	60019	20-Jan-1997	A60019	20-Jan-1997	20-Jan-2017
	WARNACO	IN 42	60021	20-Jan-1997	A60021	20-Jan-1997	20-Jan-2017
	WARNACO	IN 16	60018	20-Jan-1997	A60018	20-Jan-1997	20-Jan-2017
	WARNACO.COM	IN 42	60854	13-Feb-1998	A 60,854	15-Oct-1997	15-Oct-2017
	WARNER’S	IN 25	57612	02-Mar-1993	B57612	02-Mar-1993	02-Mar-2013

Tuesday, June 14, 2011	Page 61 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Paraguay

	BODYSLIMMERS	IN 25	9558-1999	14-May-1999	337415	06-Sep-2010	12-Jan-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	09555/1999	14-May-1999	339460	29-Oct-2010	03-Mar-2020
	NANCY GANZ	25 Int.	09556-1999	14-May-1999	341880	29-Dec-2010	03-Mar-2020
	OLGA	IN 25	3438	01-Apr-1991	148,834	22-Aug-1991	22-Aug-2011
	WARNER’S (SCRIPT)	25 Int.			172,713	25-Jun-1984	25-Jun-2014
	WARNER’S (SCRIPT)	26 Int.	109,659	21-Nov-1983	175,097	25-Jun-1984	25-Jun-2014
	WARNER’S (SCRIPT)	03 Int.	109,656	21-Nov-1983	175,096	25-Jun-1984	25-Jun-2014

Tuesday, June 14, 2011	Page 62 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Peru

	BODY NANCY GANZ	25 Int.	192597	09-Oct-2003	94594	03-Feb-2004	03-Feb-2014
	BODYSATIONAL	IN 25	049899	16-Oct-1997	42492	12-Jan-1998	12-Jan-2018
	BODYSLIMMERS	IN 25	067181	24-Jul-1998	49455	13-Oct-1998	13-Oct-2018
	BODYSLIMMERS NANCY GANZ	IN 25	084437	17-May-1999	58459	22-Oct-1999	22-Oct-2019
	DELICATE PLEASURES	IN 25	029914	13-Jan-1997	35223	25-Apr-1997	25-Apr-2017
	FLORAL LITES	IN 25	029916	13-Jan-1997	34891	09-Apr-1997	09-Apr-2017
	FLOWERING LACE	IN 25	029915	13-Jan-1997	34890	09-Apr-1997	09-Apr-2017
	ICE FLOWERS	IN 25	25660	13-Nov-1996	34598	31-Mar-1997	31-Mar-2017
	LACE DRESSING	IN 25	010283	10-May-1996	28365	19-Aug-1996	19-Aug-2016
	NANCY GANZ	IN 25	067183	24-Jul-1998	49457	13-Oct-1998	13-Oct-2018
	NOT SO INNOCENT NUDES	IN 25	017850	07-Aug-1996	30552	31-Oct-1996	31-Oct-2016
	OLGA	25 Int.	209,481	24-Sep-1992	100,865	24-Dec-1992	24-Dec-2012
	OLGA TREASURES	IN 25	271,422	15-Jun-1995	19176	05-Sep-1995	05-Sep-2015
	PINKU AND DESIGN	25 Int.	392943-2009	26-Jun-2009	157624	14-Oct-2009	14-Oct-2019
	SECRET SHAPERS	IN 25	002959	08-Feb-1996	25215	17-Apr-1996	17-Apr-2016
	SUDDENLY SHAPELY	IN 25	010284	10-May-1996	28366	19-Aug-1996	19-Aug-2016
	THE END!	IN 25	010280	10-May-1996	28362	19-Aug-1996	19-Aug-2016
	WARNER’S	IN 25		06-Dec-1957	18331	06-Dec-1957	06-Dec-2012
	YOUNG ATTITUDES	25 Int.	192888	14-Oct-2003	94321	23-Jan-2004	23-Jan-2014

Tuesday, June 14, 2011	Page 63 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Philippines

	BODYSLIMMERS	IN 25	4-2007-004588	07-May-2007	4-2007-0045	15-Oct-2009	15-Oct-2019
	BODYSLIMMERS NANCY GANZ	IN 25	4-2007-004589	07-May-2007	4-2007-0045	15-Oct-2009	15-Oct-2019
	JUST YOUR FIT	IN 25	04-2004-008523	14-Sep-2004	04-2004-008	10-Nov-2005	10-Nov-2015
	OLGA	25 Int.	04-2007-012957	21-Nov-2007	04-2007-012	20-Aug-2009	20-Aug-2019
	OLGA’S CHRISTINA	25 Int.	4-2010-002391	03-Mar-2010	4-2010-0023	01-Oct-2010	01-Oct-2020
	WARNACO	IN 25	105,054	04-Jan-1996	4-1996-1074	12-Jul-2000	12-Jul-2020
	WARNER’S	IN 25	4-2004-0003720	23-Apr-2004	4-2004-0003	16-Jul-2006	16-Jul-2016

Poland

	BODYSLIMMERS	IN 25	Z-214493	29-Feb-2000	147167	29-Feb-2000	28-Feb-2020
	BODYSLIMMERS NANCY GANZ	IN 25	Z-214494	29-Feb-2000	147168	29-Feb-2000	28-Feb-2020
	NANCY GANZ	IN 25	Z-214492	29-Feb-2000	147166	29-Feb-2000	28-Feb-2020
	OLGA	25 Int.	Z-91177	31-May-1990	68306	15-Jan-1993	31-May-2020
	WARNACO	IN 25	Z-155.220	15-Jan-1996	105959	15-Jan-1996	15-Jan-2016
	WARNER'S	IN 25, 25 Int.	Z-91176	31-May-1990	68305	18-Feb-1993	31-May-2020

Portugal

	NOT SO INNOCENT NUDES	IN 25	305,639	30-Nov-1994	305,639	11-Oct-1995	11-Oct-2015
	OLGA	IN 25	281,598	24-Mar-1992	281,598	30-Nov-1993	30-Nov-2013
	OLGA (STYLIZED)	25 Int.	137,777	18-Aug-1966	137,777	11-Nov-1967	11-Nov-2017
	WARNACO	IN 25	279,720	14-Jan-1992	279,720	21-Oct-1993	21-Oct-2013
	WARNER'S	IN 25	251,010	04-Nov-1988	251,010	02-Jul-1992	02-Jul-2012
	WARNER'S (SCRIPT)	IN 25	185,116	14-Feb-1974	185,116	20-Jul-1981	20-Jul-2011

Tuesday, June 14, 2011	Page 64 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Puerto Rico

	BODYSLIMMERS	IN 25	N/A	07-Jul-1999	45,615	07-Jul-1999	07-Jul-2019
	BODYSLIMMERS NANCY GANZ	IN 25	N/A	07-Jul-1999	45,692	07-Jul-2000	07-Jul-2009
	NANCY GANZ	IN 25	N/A	07-Jul-1999	45,691	07-Jul-1999	07-Jul-2019
	OLGA	25 Int.	32,683	29-Jul-1993	32,683	29-Jul-1993	29-Jul-2013
	OLGA TREASURES	IN 25	37,780	23-Jan-1996	37,780	23-Jan-1996	23-Jan-2016
	SECRET SHAPERS	IN 25	38,293	19-Apr-1996
	WARNER’S	IN 25	24,086	24-Nov-1981	24,086	01-Apr-1982	01-Apr-2012

Qatar

	BODYSLIMMERS	IN 25	20690	16-May-1999	20690	16-May-1999	19-May-2019
	BODYSLIMMERS NANCY GANZ	IN 25	20692	16-May-1999	20692	16-May-1999	16-May-2019
	NANCY GANZ	IN 25	20691	16-May-1999	20691	16-May-1999	19-May-2019
	OLGA	IN 25	8608	04-Mar-1991	8608	12-Oct-1996	04-Mar-2021
	OLGA’S CHRISTINA	25 Int.	40975	20-Aug-2006	40975	31-Aug-2009	20-Aug-2016
	WARNACO	25 Int.	14960	21-Apr-1996	14960	20-Oct-2003	21-Apr-2016
	WARNACO	16 Int.	14959	21-Apr-1996	14959	21-Apr-1996	21-Apr-2016
	WARNACO	38 Int.	14961	21-Apr-1996	14961	20-Oct-2003	21-Apr-2016
	WARNACO	42 Int.	14962	21-Apr-1996	14962	20-Oct-2003	21-Apr-2016
	WARNER’S	25 Int.	3648	25-Jun-1983	3648	28-Feb-1989	25-Jun-2013

Tuesday, June 14, 2011	Page 65 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Romania

	BODY NANCY GANZ	IN 25	M 2004 000050	05-Jan-2004	60294	05-Jan-2004	05-Jan-2014
	BODYSLIMMERS	IN 25	54726	08-Jun-1999	39651	08-Jun-1999	08-Jun-2019
	BODYSLIMMERS NANCY GANZ	IN 25	54728	08-Jun-1999	39653	08-Jun-1999	08-Jun-2019
	NANCY GANZ	25 Int.	54727	08-Jun-1999	39652	08-Jun-1999	08-Jun-2019
	OLGA	IN 25	21899	13-Jun-1990
	WARNACO	IN 25	39922	24-Jun-1996	28053	24-Jun-1996	24-Jun-2016
	WARNER’S	25 Int.	21898	13-Jun-1990	16400	06-Aug-1992	13-Jun-2020

Russian Federation

	BODY NANCY GANZ	IN 25	2003725578	24-Dec-2003	292705	20-Jul-2005	24-Dec-2013
	BODYSLIMMERS	IN 25	99707601	24-May-1999	197,118	06-Dec-2000	24-May-2019
	NANCY GANZ	IN 25	99707683	24-May-1999	194655	29-Sep-2000	24-May-2019
	OLGA & DESIGN	IN 25	99716871	18-Oct-1999	260138	09-Dec-2003	18-Oct-2019
	WARNACO	IN 25	96700422	16-Jan-1996	150,901	14-Mar-1997	16-Jan-2016
	WARNACO	IN 16, IN 38, IN 42	96705345	24-Apr-1996	154384	30-Jun-1997	24-Apr-2016
	WARNER’S	25 Int.	123,537	21-Jun-1990	94232	25-Feb-1991	21-Jun-2020
	YOUNG ATTITUDES	25 Int.	2003725579	24-Dec-2003	285037	24-Mar-2005	24-Dec-2013

Rwanda

	OLGA	IN 25			3573/ERK	24-Mar-1993	24-Mar-2092
	WARNER’S	IN 25			3692/ERK	18-Nov-1993	18-Nov-2092

Tuesday, June 14, 2011	Page 66 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Saudi Arabia

	BODYSLIMMERS	25 Int.	50123	18-Jul-1999	550/60	22-Aug-2000	18-Nov-2018
	BODYSLIMMERS NANCY GANZ	25 Int.	50125	18-Jul-1999	547/85	08-Aug-2000	18-Nov-2018
	NANCY GANZ	25 Int.	50124	18-Jul-1999	547/84	08-Aug-2000	18-Nov-2018
	NANCYGANZ.COM	IN 35	39498	28-Jun-1997	481/88	22-Jun-1999	04-Nov-2016
	NANCYGANZ.COM	IN 38	39499	28-Jun-1997	448/39	06-Oct-1998	04-Nov-2016
	NANCYGANZ.COM	IN 42	39516	29-Jun-1997	448/40	06-Oct-1998	05-Nov-2016
	OLGA	25 Int.	13361	07-Apr-1991	244/33	01-Dec-1991	17-Apr-2020
	OLGA’S CHRISTINA	25 Int.	108563	12-Aug-2006	935/38	02-Aug-2007	12-Apr-2016
	WARNACO	IN 38	34013	15-May-1996	403/93	20-May-1997	04-Oct-2015
	WARNACO	IN 16	34011	15-May-1996	403/91	20-May-1997	04-Oct-2015
	WARNACO	IN 35	34014	15-May-1996	403/94	20-May-1997	17-Sep-2015
	WARNACO	IN 25	34012	15-May-1996	403/92	20-May-1997	04-Oct-2015
	WARNACO.COM	IN 42	39586	30-Jun-1997	478/12	24-May-1999	06-Nov-2016
	WARNACO.COM	IN 38	39585	30-Jun-1997	448/46	06-Oct-1998	06-Nov-2016
	WARNACO.COM	IN 35	39584	30-Jun-1997	456/51	06-Jan-1999	06-Nov-2016
	WARNER’S	25 Int.	2532	13-Feb-1984	152/18	29-Jun-1986	18-Nov-2014

Tuesday, June 14, 2011	Page 67 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Serbia (Old Code)

	BODY NANCY GANZ	IN 25	Z-1715/03	26-Dec-2003	50444	03-Apr-2006	26-Dec-2013
	BODYSLIMMERS	25 Int.	Z-81/04	29-Jan-2004	49773	30-Dec-2005	29-Jan-2014
	BODYSLIMMERS NANCY GANZ	IN 25	Z-82/04	29-Jan-2004	49774	30-Dec-2005	29-Jan-2014
	NANCY GANZ	IN 25	Z-305/99	14-May-1999
	OLGA	IN 25	Z-804/90	22-May-1990	35532	20-Dec-1990	22-May-2020
	WARNACO	IN 25	Z 281/96	28-Feb-1996	41597	07-Aug-1999	28-Feb-2016
	WARNER’S	IN 25	Z-805/90	22-May-1990	35533	20-Dec-1990	22-May-2020
	YOUNG ATTITUDES	25 Int.	Z-1714/03	26-Dec-2003

Sierra Leone

	OLGA	NA 38	13634	09-Sep-1992	13634	05-Sep-1995	09-Sep-2020
	WARNER’S	NA 38	13635	09-Sep-1992	13635	05-Sep-1995	09-Sep-2020

Tuesday, June 14, 2011	Page 68 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Singapore

	BODYSLIMMERS NANCY GANZ	IN 25	T99/05106E	19-May-1999	T99/05106E	19-May-1999	19-May-2019
	NANCY GANZ	IN 25	T99/05107C	19-May-1999	T99/05107C	19-May-1999	19-May-2019
	OLGA	25 Int.	3684/86	19-Aug-1986	3684/86	19-Aug-1986	19-Aug-2013
	OLGA LACY LUXURIES	IN 25	7099/95	02-Aug-1995	T95/07099E	02-Aug-1995	02-Aug-2015
	OLGA TREASURES	IN 25	7096/95	02-Aug-1995	7096/95	02-Aug-1995	02-Aug-2015
	WARNACO	IN 16	3905/96	19-Apr-1996	3905/96	19-Apr-1996	19-Apr-2016
	WARNACO	IN 38	3906/96	19-Apr-1996	3906/96	19-Apr-1996	19-Apr-2016
	WARNACO	IN 42	3907/96	19-Apr-1996	T96/03907B	19-Apr-1996	19-Apr-2016
	WARNACO	IN 35	T07/22934B	04-Dec-2007	T07/22934B	04-Dec-2007	04-Dec-2017
	WARNACO	IN 25	10695/95	08-Nov-1995	10695/95	08-Nov-1995	08-Nov-2015
	WARNACO.COM	IN 38	5965/97	23-May-1997	T97/05965D	23-May-1997	23-May-2017
	WARNACO.COM	IN 42	5966/97	23-May-1997	T97/05966B	23-May-1997	23-May-2017
	WARNACO.COM	IN 35	5964/97	23-May-1997	T97/05964F	23-May-1997	23-May-2017
	WARNER’S (SCRIPT)	IN 25	T86/03682H	19-Aug-1986	T86/03682H	19-Aug-1986	19-Aug-2013
	WARNER’S NO CLING EVER!	IN 25	7098/95	02-Aug-1995	T95/07098G	02-Aug-1995	02-Aug-2015

Slovakia

	BODYSLIMMERS	IN 25	POZ1451-99	07-Jun-1999	194719	16-Mar-2001	07-Jun-2019
	BODYSLIMMERS NANCY GANZ	IN 25	POZ1453-99	07-Jun-1999	194721	16-Mar-2001	07-Jun-2019
	NANCY GANZ	25 Int.	POZ1452-99	07-Jun-1999	194720	16-Mar-2001	07-Jun-2019
	OLGA	IN 25	N/A	09-Jun-1987	167483	15-Dec-1989	09-Jun-2017
	WARNACO	IN 25	POZ0156-96	19-Jan-1996	183424	11-Dec-1998	19-Jan-2016
	WARNER’S	IN 25	N/A	09-Jun-1987	167,381	20-Sep-1989	09-Jun-2017

Tuesday, June 14, 2011	Page 69 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Slovenia

	BODYSLIMMERS	25 Int.	Z-9970639	21-May-1999	9970639	12-Jul-2000	21-May-2019
	BODYSLIMMERS NANCY GANZ	25 Int.	Z-9970637	21-May-1999	9970637	26-May-2000	21-May-2019
	NANCY GANZ	25 Int.	Z-9970638	21-May-1999	9970638	26-May-2000	21-May-2019
	OLGA	IN 25	Z-9370528	17-Jun-1993	9,370,528	15-Sep-1994	17-Jun-2013
	WARNACO	25 Int.	Z-9670373	13-Mar-1996
	WARNER’S	IN 25	Z-9370529	17-Jun-1993	93705329	15-Sep-1994	17-Jun-2013

South Africa

	BODYSLIMMERS	IN 25	99/10423	11-Jun-1999	99/10423	11-Jun-1999	11-Jun-2019
	BODYSLIMMERS NANCY GANZ	IN 25	99/10425	11-Jun-1999	99/10425	11-Jun-1999	11-Jun-2019
	NANCY GANZ	IN 25	99/10424	11-Jun-1999	99/10424	11-Jun-1999	11-Jun-2019
	OLGA	25 Int.	92/7273	31-Aug-1992	92/7273	31-Aug-1992	31-Aug-2012
	WARNER’S	25 Int.	74/3651	16-Jul-1974	B74/3651	03-Oct-1975	16-Jul-2014
	WARNER’S	IN 25	69/2579	09-Jun-1969	B69/2579	02-Jun-1970	09-Jun-2019
	WARNER’S (SCRIPT)	IN 25	827/24	27-Aug-1924	827/24	24-Jun-1925	27-Aug-2016

Tuesday, June 14, 2011	Page 70 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Spain

	BACK TO NATURE	IN 25	1,907,958	10-Jun-1994	1,907,958	05-Jan-1995	10-Jun-2014
	OLGA	IN 26	1,983,219	01-Sep-1995	1,983,219	20-Jan-1997	01-Sep-2015
	OLGA	IN 24	1,983,218	01-Sep-1995	1,983,218	20-Jan-1997	01-Sep-2015
	OLGA	IN 18	1,983,217	01-Sep-1995	1,983,217	20-Jan-1997	01-Sep-2015
	OLGA	IN 16	1,983,216	01-Sep-1995	1,983,216	05-Dec-1996	01-Sep-2015
	OLGA	35 Int.	2,140,108	02-Feb-1998	2,140,108	21-Jan-2000	02-Feb-2018
	OLGA	IN 3	1,983,215	01-Sep-1995	1,983,215	24-Mar-1999	01-Sep-2015
	OLGA	25	896,791	02-Jan-1979	896,791	05-Jul-1979	02-Jan-2019
	OLGA	IN 25	1,197,867	05-Jun-1987	1,197,867	05-Nov-1990	05-Jun-2017
	OLGA BARE-IS-BACK!	IN 25	1,983,192	01-Sep-1995	1,983,192	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 26	1,983,226	01-Sep-1995	1,983,226	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 25	1,983,225	01-Sep-1995	1,983,225	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 24	1,983,224	01-Sep-1995	1,983,224	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 3	1,983,221	01-Sep-1995	1,983,221	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 16	1,983,222	01-Sep-1995	1,983,222	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 18	1,983,223	01-Sep-1995	1,983,223	05-Dec-1996	01-Sep-2015
	OLGA BY WARNACO	IN 42	1,983,227	01-Sep-1995	1,983,227	07-Oct-1996	01-Sep-2015
	OLGA CULTURED PEARLS	IN 25	1,983,195	01-Sep-1995	1,983,195	05-Dec-1996	01-Sep-2015
	OLGA FEMENINA	IN 26	1,983,213	01-Sep-1995	1,983,213	05-Dec-1996	01-Sep-2015
	OLGA FEMENINA	IN 16	1,983,209	01-Sep-1995	1,983,209	05-Dec-1996	01-Sep-2015
	OLGA FEMENINA	IN 25	1,983,212	01-Sep-1995	1,983,212	20-Jan-1997	01-Sep-2015
	OLGA FEMENINA	IN 24	1,983,211	01-Sep-1995	1,983,211	20-Jan-1997	01-Sep-2015
	OLGA FEMENINA	IN 42	1,983,214	01-Sep-1995	1,983,214	07-Oct-1996	01-Sep-2015
	OLGA FEMENINA	IN 18	1,983,210	01-Sep-1995	1,983,210	20-Jan-1997	01-Sep-2015

Tuesday, June 14, 2011	Page 71 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	OLGA FEMENINA	IN 3	1,983,208	01-Sep-1995	1,983,208	05-Dec-1996	01-Sep-2015
	OLGA FLAME	IN 25	1,983,194	01-Sep-1995	1,983,194	05-Dec-1996	01-Sep-2015
	OLGA HOLIDAY HOLOGRAM	IN 25	1,983,193	01-Sep-1995	1,983,193	05-Dec-1996	01-Sep-2015
	OLGA LACE TEXTURES	IN 25	1,983,231	01-Sep-1995	1,983,231	05-Dec-1996	01-Sep-2015
	OLGA SATIN DIMENSIONS	IN 25	1,983,230	01-Sep-1995	1,983,230	05-Dec-1996	01-Sep-2015
	OLGA SATIN SHADOWS	IN 25	1,983,229	01-Sep-1995	1,983,229	05-Dec-1996	01-Sep-2015
	OLGA SCOOP	IN 25	1,983,197	01-Sep-1995	1,983,197	05-Dec-1996	01-Sep-2015
	OLGA SECRET SHAPERS	IN 25	1,983,196	01-Sep-1995	1,983,196	05-Dec-1996	01-Sep-2015
	OLGA SENSUOUS SOLUTION	IN 25	1,983,228	01-Sep-1995	1,983,228	05-Dec-1996	01-Sep-2015
	OLGA TAILORED SHEERS	IN 25	1,983,198	01-Sep-1995	1,983,198	05-Dec-1996	01-Sep-2015
	OLGA WONDER WEAR	IN 25	1,983,199	01-Sep-1995	1,983,199	05-Dec-1996	01-Sep-2015
	OLGA-BRIGHTS	IN 25	1,983,200	01-Sep-1995	1,983,200	05-Dec-1996	01-Sep-2015
	OLGALACE	IN 25	1,983,232	01-Sep-1995	1,983,232	05-Dec-1996	01-Sep-2015
	OLGA-LITES	IN 25	1,983,201	01-Sep-1995	1,983,201	05-Dec-1996	01-Sep-2015
	OLGALON	IN 25	1,983,191	01-Sep-1995	1,983,191	05-Dec-1996	01-Sep-2015
	OLGA-PETITES	IN 25	1,983,233	01-Sep-1995	1,983,233	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 26	1,983,207	01-Sep-1995	1,983,207	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 25	1,983,206	01-Sep-1995	1,983,206	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 3	1,983,202	01-Sep-1995	1,983,202	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 24	1,983,205	01-Sep-1995	1,983,205	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 16	1,983,203	01-Sep-1995	1,983,203	05-Dec-1996	01-Sep-2015
	OLGA’S CHRISTINA	IN 18	1,983,204	01-Sep-1995	1,983,204	05-Dec-1996	01-Sep-2015
	WARNACO	IN 25	1,677,874	14-Jan-1992	1,677,874	05-Oct-1992	14-Jan-2012
	WARNER’S (SCRIPT)	25 Int., 26 Int.	63,092	05-Apr-1926	63,092	03-Feb-1927	05-Apr-2016
	WARNER’S INVISIBLES	IN 25	1,921,785	19-Sep-1994	1,921,785	19-Sep-1994	19-Sep-2014

Tuesday, June 14, 2011	Page 72 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Sri Lanka

	NANCY GANZ	25 Int.	92865	21-May-1999	92865	21-May-1999	21-May-2019
	NANCYGANZ.COM	IN 42	83377	29-May-1997	83377	29-May-1997	29-May-2017
	OLGA	IN 25	65245	06-Nov-1992	65245	26-Mar-1996	06-Nov-2012
	WARNACO	IN 16	78691	16-May-1996	78691	16-May-1996	16-May-2016
	WARNACO	IN 25	76511	15-Nov-1995	76511	15-Nov-1995	15-Nov-2015
	WARNACO	IN 38	78690	16-May-1996	78690	16-May-1996	16-May-2016
	WARNACO	IN 42	78689	16-May-1996	78689	16-May-1996	16-May-2016
	WARNACO.COM	IN 38	83379	29-May-1997	83379	29-May-1997	29-May-2017
	WARNER’S	25 Int.	65225	04-Nov-1992	65225	29-Jan-1996	04-Nov-2012
	WARNER’S NOTHING BUT CURVES	IN 25	97830	15-May-2000

St. Kitts and Nevis

	BODYSLIMMERS	NA 38	4913	14-Jun-1999	4913	14-Jun-1999	14-Jun-2013
	NANCY GANZ	NA 38	4911	14-Jun-1999	4911	14-Jun-1999	14-Jun-2013
	NANCY GANZ AND BODYSLIMMERS	NA 38	4912	14-Jun-1999	4912	14-Jun-1999	14-Jun-2013
	OLGA	NA 38		01-Mar-1993	4068	01-Mar-1993	01-Mar-2017
	WARNER’S	NA 38	2001	31-Oct-1966	2001	18-Apr-1967	29-Oct-2018

St. Lucia

	BODYSLIMMERS	IN 25	184/1999	14-May-1999
	WARNER’S	NA 38	87/1966	02-Dec-1966	87/1966	04-Jan-1968	02-Dec-2018

Tuesday, June 14, 2011	Page 73 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
St. Vincent and the Grenadines

	OLG	IN 25			80/1993	05-Oct-1993	10-Sep-2016
	WARNER’S	NA 38		19-May-1924	29/1966	01-Sep-1966	19-May-2018

Sudan

	NANCYGANZ.COM	IN 38	25897	31-May-1997	25897	31-May-1997	31-May-2017
	NANCYGANZ.COM	IN 35	25896	31-May-1997	25896	31-May-1997	31-May-2017
	NANCYGANZ.COM	IN 42	25898	31-May-1997	25898	31-May-1997	31-May-2017
	OLGA	IN 25	23,324	07-Sep-1992	23,324	12-Feb-1996	07-Sep-2012
	WARNACO.COM	IN 42	25910	31-May-1997	25910	31-May-1997	31-May-2017
	WARNACO.COM	IN 35	25908	31-May-1997	25908	31-May-1997	31-May-2017
	WARNACO.COM	IN 38	25909	31-May-1997	25909	31-May-1997	31-May-2017
	WARNER’S	IN 25	23,325	07-Sep-1992	23,325	03-Dec-1995	07-Sep-2012

Suriname

	BODYSLIMMERS NANCY GANZ	IN 25	N/A	13-Jul-1999	16303	11-May-2000	11-May-2020
	NANCY GANZ	IN 25	N/A	13-Jul-1999	16304	13-Jul-1999	13-Jul-2019
	OLGA	25 Int.			13615	23-Mar-1993	23-Mar-2013
	WARNER’S	IN 25			13616	23-Mar-1993	23-Mar-2013

Tuesday, June 14, 2011	Page 74 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Sweden

	OLGA	25 Int.	3387/1959	20-Oct-1959	90,759	18-Nov-1960	18-Nov-2020
	OLGA TREASURES	IN 25	95-07602	30-Jun-1995	309,890	08-Mar-1996	08-Mar-2016
	SECRET SHAPERS	IN 25	96.00927	29-Jan-1996	313,507	24-May-1996	24-May-2016
	WARNACO	IN 16, IN 38, IN 35, IN 42	96-04188	19-Apr-1996	319,028	01-Nov-1996	01-Nov-2016
	WARNACO	IN 25	96-00394	15-Jan-1996	316,401	23-Aug-1996	23-Aug-2016
	WARNER'S & DESIGN	IN 25	77-3403	26-Jul-1977	162,281	10-Feb-1978	10-Feb-2018
	WARNER'S (SCRIPT)	25 Int.	N/A	19-Dec-1952	76,260	02-Jul-1954	02-Jul-2014

Switzerland

	ADRIENNE FOR SW1	IN 25	2953	13-Jun-1994	P 272,333	25-Oct-1974	13-Jun-2014
	BODYSLIMMERS NANCY GANZ	IN 25	04206/1999	12-May-1999	467 004	12-Nov-1999	12-May-2019
	NANCY GANZ	IN 25	06170/1998	28-Jul-1998	456,436	23-Nov-1998	28-Jul-2018
	NIP TUCK & BOOST	IN 25	06174/1998	28-Jul-1998	456,439	23-Nov-1998	28-Jul-2018
	OLGA	25 Int.	1370	25-Mar-1995	276,968	05-Aug-1975	25-Mar-2015
	OLGA TREASURES	IN 25	8216/1995.6	13-Jun-1995	430,645	12-Nov-1996	13-Jun-2015
	OLGALACE	IN 25	484/1993.0	21-Jan-1993	403,231	31-Aug-1993	21-Jan-2013
	SECRET SHAPERS	IN 25	560/1996	29-Jan-1996	437,652	27-Mar-1997	29-Jan-2016
	WARNACO	IN 25	3946/1997	21-May-1997	449,505	25-Feb-1998	21-May-2017
	WARNACO.COM	IN 35, IN 38, IN 42	3823/1997	15-May-1997	465 699	11-Oct-1999	15-May-2017
	WARNER’S	IN 9, IN 25	4683	18-Sep-1994	273,871	16-Jan-1975	18-Sep-2014
	WARNER’S (SCRIPT)	25 Int.	5896	16-Nov-1972	402,800	16-Dec-1952	16-Nov-2012

Tuesday, June 14, 2011	Page 75 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Taiwan

	BODY NANCY GANZ	IN 25	092057743	29-Sep-2003	1109069	01-Jul-2004	01-Jul-2014
	BODYSLIMMERS	25 Int.	88-029342	15-Jun-1999	931785	16-Feb-2001	15-Jan-2021
	BODYSLIMMERS NANCY GANZ	IN 25	88-029341	15-Jun-1999	926099	16-Jan-2001	15-Jan-2021
	NANCY GANZ	IN 25	88-029343	15-Jun-1999	931786	16-Feb-2001	15-Jan-2021
	NOT SO INNOCENT NUDES	IN 25	84-005245	09-Feb-1995	726,776	01-Sep-1996	01-Sep-2016
	OLGA	NA 44	(75)-42296	28-Aug-1986	357,962	01-Mar-1987	01-Mar-2017
	SECRET SHAPERS	IN 25	85-006712	08-Feb-1996	749610	16-Feb-1997	16-Feb-2017
	WARNACO	IN 16	85-028810	12-Jun-1996	780,888	16-Oct-1997	16-Oct-2017
	WARNACO	IN 25	85-028811	12-Jun-1996	758,511	16-Apr-1997	16-Apr-2017
	WARNACO	IN 42	85-028813	12-Jun-1996	94706	01-Oct-1997	01-Oct-2017
	WARNACO	IN 38	85-028812	12-Jun-1996	89818	01-Apr-1997	01-Apr-2017
	WARNACO.COM	IN 38	86-025055	20-May-1997	102950	16-Sep-1998	31-Mar-2017
	WARNACO.COM	IN 42	86-025056	20-May-1997	101291	01-Jul-1998	01-Oct-2017
	WARNER’S	NA 44	(75)-42297	28-Aug-1986	357,963	01-Mar-1997	01-Mar-2017
	WARNER’S NOTHING BUT CURVES	IN 25	89-024244	03-May-2000	961286	16-Sep-2001	16-Sep-2011
	YOUNG ATTITUDES	25 Int.	092053771	08-Sep-2003	1106863	16-Jun-2004	16-Jun-2014

Tajikistan

	BODYSLIMMERS	IN 25	99005106	19-May-1999	4787	06-Jul-2000	19-May-2019
	BODYSLIMMERS NANCY GANZ	IN 25	99005108	19-May-1999	4789	06-Jul-2000	19-May-2019
	NANCY GANZ	IN 25	99005107	19-May-1999	4788	06-Jul-2000	19-May-2019
	WARNACO	IN 9, IN 16, IN 25	96003623	29-Apr-1996	3570	07-Jan-1999	29-Apr-2016

Tuesday, June 14, 2011	Page 76 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Tanganyika

	WARNER’S (SCRIPT)	IN 25	22254	30-Nov-1992	22254	30-Nov-1992	30-Nov-2019

Tangier

	BODY NANCY GANZ	IN 25	29629	07-Jan-2004	29629	07-Jan-2004	07-Jan-2024
	BODYSLIMMERS	IN 25	29630	07-Jan-2004	29630	07-Jan-2004	07-Jan-2024
	BODYSLIMMERS NANCY GANZ	IN 25	29631	07-Jan-2004	29631	07-Jan-2004	07-Jan-2024
	YOUNG ATTITUDES	25 Int.	29628	07-Jan-2004	29628	07-Jan-2004	07-Jan-2024

Thailand

	BODYSLIMMERS NANCY GANZ	25 Int.	736489	15-Jul-2009	Kor319168	15-Jul-2009	15-Jul-2019
	NANCY GANZ	25 Int.	736490	15-Jul-2009	KOR 31916	15-Jul-2009	15-Jul-2019
	OLGA	NA 38	366,872	11-Aug-1998	KOR79307	04-Jul-1989	09-Sep-2018
	SECRET SHAPERS	IN 25	302836	15-Feb-1996	KOR54315	15-Feb-1996	15-Feb-2016
	WARNACO (STYLIZED)	IN 38	308,324	20-May-1996	BOR5660	20-May-1996	20-May-2016
	WARNACO (STYLIZED)	IN 16	308,323	20-May-1996	KOR59584	20-May-1996	20-May-2016
	WARNACO (STYLIZED)	IN 35	308,325	20-May-1996	BOR5543	17-Jul-1997	20-May-2016
	WARNACO (STYLIZED)	IN 25	297,375	14-Nov-1995	KOR53686	23-Dec-1996	14-Nov-2015
	WARNER’S	IN 25	315,701	23-Aug-1996	KOR51218	24-Oct-1996	26-Aug-2016

Tuesday, June 14, 2011	Page 77 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Trinidad and Tobago

	BODYSLIMMERS	IN 25	29539	04-Jun-1999
	BODYSLIMMERS NANCY GANZ	IN 25	29538	04-Jun-1999
	NANCY GANZ	IN 25	29537	04-Jun-1999	29537	30-Aug-2001	04-Jun-2019
	OLGA	NA 38	21492	17-Mar-1993	B21492	28-Mar-1995	16-Mar-2017
	WARNER’S (SCRIPT)	NA 38		24-May-1966	B3665	23-Dec-1971	24-May-2018

Tunisia

	BODY NANCY GANZ	IN 25	EE03.2174	26-Dec-2003	EE03.2174	11-Mar-2005	26-Dec-2013
	BODYSLIMMERS	IN 25	EE03.2172	26-Dec-2003	EE03.2172	11-Mar-2005	26-Dec-2013
	BODYSLIMMERS NANCY GANZ	IN 25	EE03.2171	26-Dec-2003	EE03.2171	11-Mar-2005	26-Dec-2013
	OLGA	25 Int.	EE 92.1003	25-Sep-1992	EE.92.1003	25-Sep-1992	25-Sep-2017
	WARNER’S	IN 25	105/83	05-Apr-1983	EE.98.0523	03-Apr-1998	03-Apr-2013
	YOUNG ATTITUDES	25 Int.	EE03.2173	26-Dec-2003	EE03.2173	11-Mar-2005	26-Dec-2013

Tuesday, June 14, 2011	Page 78 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Turkey

	BODYSLIMMERS	IN 25	1999/9371	14-Jun-1999	1999 00937	14-Jun-1999	14-Jun-2019
	BODYSLIMMERS NANCY GANZ	IN 25	1999/9370	14-Jun-1999	99/009370	14-Jun-1999	14-Jun-2019
	NANCY GANZ	IN 25	1999/009369	14-Jun-1999	1999/00936	14-Jun-1999	14-Jun-2019
	OLGA	IN 25	1774/67	18-Apr-1967	109,343	18-Apr-1987	18-Apr-2017
	W WITH STAR DESIGN	IN 25	58343/87	30-Sep-1987	101,043	30-Sep-1987	30-Sep-2017
	WARNACO	IN 16	96/6745	16-May-1996	170,419	16-May-1996	16-May-2016
	WARNACO	IN 25	96/6205	08-May-1996	172,131	08-May-1996	08-May-2016
	WARNACO.COM	IN 35, IN 38, IN 42	97/007020	21-May-1997	187160	21-May-1997	21-May-2017
	WARNER WITH STAR DESIGN	25 Int.	37681/85	15-Jul-1985	87594	15-Jul-1985	15-Jul-2015
	WARNER’S	IN 25	31143/84	24-May-1984	81402	24-May-1984	24-May-2014

Turkish Republic of Northern Cyprus

	BODYSLIMMERS	IN 25	4868	30-Jun-1999	4868	02-May-2000	30-Jun-2020
	BODYSLIMMERS NANCY GANZ	IN 25	4869	30-Jun-1999	4869	02-May-2000	30-Jun-2020
	NANCY GANZ	IN 25	4870	30-Jun-1999	4870	02-May-2000	30-Jun-2020
	OLGA (IN SCRIPT)	25 Int.	2587	04-Jan-1989	2587	04-Jan-1989	04-Jan-2024
	OLGA’S CHRISTINA	25 Int.	2588	04-Jan-1989	2588	04-Jan-1989	04-Jan-2024
	WARNACO	IN 16	4066	31-May-1996	4066	18-Dec-1998	31-May-2017
	WARNACO	IN 9	4065	31-May-1996	4065	18-Dec-1998	31-May-2017
	WARNACO	IN 25	3977	30-Jan-1996	3977	31-Aug-1998	30-Jan-2017
	WARNER’S (SCRIPT)	25 Int.	2584	04-Jan-1989	2584	04-Jan-1989	04-Jan-2024

Tuesday, June 14, 2011	Page 79 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Turkmenistan

	BODYSLIMMERS	IN 25	99310237	25-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	99310239	25-May-1999
	NANCY GANZ	IN 25	99310238	25-May-1999
	WARNACO	IN 9, IN 16, IN 25	3(1448)	01-May-1996	5030	11-Sep-2000	11-Sep-2020

Turks and Caicos Islands

	BODYSLIMMERS	IN 25	11,933	15-Oct-1999	11,933	15-Oct-1999	15-Oct-2013
	BODYSLIMMERS NANCY GANZ	IN 25	11,935	15-Oct-1999	11,935	15-Oct-1999	15-Oct-2013
	NANCY GANZ	IN 25	11,934	15-Oct-1999	11,934	15-Oct-1999	15-Oct-2013
	OLGA	25 Int.	10,879	03-Mar-1993	10,879	02-Jun-1993	03-Mar-2021
	WARNER’S	IN 25	10,880	03-Mar-1993	10,880	02-Jun-1993	03-Mar-2021

Tuvalu

	WARNER’S (SCRIPT)	IN 25	N/A	02-Jun-1993	654	02-Jun-1997	19-May-2018

Uganda

	OLGA	IN 25	17,707	23-Sep-1992	17707	23-Sep-1992	23-Sep-2013
	WARNER’S	IN 25	17,689	07-Sep-1992	17689	07-Sep-1992	07-Sep-2013

Tuesday, June 14, 2011	Page 80 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Ukraine

	BODY NANCY GANZ	IN 25	20031213438	25-Dec-2003	55443	17-Oct-2005	25-Dec-2013
	BODYSLIMMERS	25 Int.	2004080142	02-Aug-2004	61232	02-Aug-2004	02-Aug-2014
	BODYSLIMMERS NANCY GANZ	25 Int.	2004080141	02-Aug-2004	61231	02-Aug-2004	02-Aug-2014
	NANCY GANZ	25 Int.	20040808565	12-Aug-2004	62206	12-Aug-2004	12-Aug-2014
	WARNACO	IN 25	96020563	27-Feb-1996	15564	15-Aug-2000	27-Feb-2016
	WARNACO	16 Int., 38 Int., 42 Int.	96051216/T	27-May-1996	15792	15-Sep-2000	27-May-2016
	YOUNG ATTITUDES	25 Int.	20031213439	25-Dec-2003	55444	17-Oct-2005	25-Dec-2013

United Arab Emirates

	NANCY GANZ	25 Int.	32699	28-Aug-1999	27152	22-Jan-2001	28-Aug-2019
	NANCYGANZ.COM	IN 38	22064	10-Jun-1997	18836	19-Dec-1998	10-Jun-2017
	NANCYGANZ.COM	IN 35	22063	10-Jun-1997	18835	19-Dec-1998	10-Jun-2017
	NANCYGANZ.COM	IN 42	22065	10-Jun-1997	18837	19-Dec-1998	10-Jun-2017
	OLGA	IN 25	5030	09-Feb-1994	5268	13-Jun-1996	09-Feb-2014
	OLGA’S CHRISTINA	25 Int.	84709	27-Aug-2006
	WARNACO	IN 38	16056	08-May-1996	15875	13-Jun-1998	08-May-2016
	WARNACO	IN 25	16055	08-May-1996	15874	13-Jun-1998	08-May-2016
	WARNACO	IN 16	16054	08-May-1996	15873	13-Jun-1998	08-May-2016
	WARNACO	IN 42	16057	08-May-1996	15938	13-Jun-1998	08-May-2016
	WARNACO.COM	IN 35	22079	11-Jun-1997	20977	22-May-1999	11-Jun-2017
	WARNACO.COM	IN 38	22080	11-Jun-1997	18783	10-Oct-1998	11-Jun-2017
	WARNACO.COM	IN 42	22081	11-Jun-1997	18780	10-Oct-1998	11-Jun-2017
	WARNER’S	IN 25	5029	09-Feb-1994	5191	09-Jun-1996	09-Feb-2014

Tuesday, June 14, 2011	Page 81 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
United Kingdom

	BODYSLIMMERS NANCY GANZ	IN 25	2202570	09-Jul-1999	2202570	09-Jul-1999	09-Jul-2019
	NANCY GANZ	IN 25	2202569	09-Jul-1999	2202569	09-Jul-1999	09-Jul-2019
	OLG	25 Int.	769,063	10-Sep-1957	769,063	16-Jan-1959	10-Sep-2016
	OLGA (SERIES OF TWO)	IN 25	2,002,155	14-Nov-1994	2,002,155	14-Nov-1994	14-Nov-2014
	OLGA SECRET SHAPERS	IN 25	2117023	28-Nov-1996	2,117,023	28-Nov-1996	28-Nov-2016
	OLGA TREASURES	IN 25	2,023,338	08-Jun-1995	2,023,338	08-Jun-1995	08-Jun-2015
	WARNACO	IN 25	1,028,709	30-Apr-1974	1,028,709	14-Apr-1975	30-Apr-2015
	WARNER	25 Int.	1,368,745	04-Jan-1989	1,368,745	13-Sep-1991	04-Jan-2016
	WARNER’S	IN 25	1,032,713	18-Jul-1974	B1,032,713	08-Sep-1975	18-Jul-2015
	WARNER’S	IN 25	2122947	06-Feb-1997	2,122,947	06-Feb-1997	06-Feb-2017
	WARNER’S (SCRIPT)	NA 38	448,502	19-May-1924	448,502	11-Apr-1926	19-May-2018
	WHAT A BODY BY WARNER	IN 25	1,553,572	15-Nov-1993	1,553,572	31-Oct-1994	31-Oct-2014

Tuesday, June 14, 2011	Page 82 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
United States of America

	4 POINTS OF COMFORT	25	78/572,054	22-Feb-2005	3,172,322	14-Nov-2006	14-Nov-2016
	A LITTLE LIFT. A LOT OF FREEDOM.	IN 25	77/714,569	15-Apr-2009	3,819,439	13-Jul-2010	13-Jul-2020
	A PERFECT LITTLE NUMBER	25 Int.	78/351,018	13-Jan-2004	3,184,394	12-Dec-2006	12-Dec-2016
	ABSOLUTE CURVES BY OLGA	25 Int.	77/914,569	19-Jan-2010	3,948,852	19-Apr-2011	19-Apr-2021
	BABY 'N ME	IN 25	74/346,013	06-Jan-1993	1,799,451	19-Oct-1993	19-Oct-2013
	BABY 'N ME	IN 25	78/317,498	23-Oct-2003	3,240,331	08-May-2007	08-May-2017
	BACK TO SMOOTH	25 Int.	85/232,106	02-Feb-2011
	BELLY BAND	IN 25	74/627,422	30-Jan-1995	2,120,717	16-Dec-1997	16-Dec-2017
	BEST OF ELEGANCE	25 Int.	78/737,784	21-Oct-2005	3,336,583	13-Nov-2007	13-Nov-2017
	BETTER BOTTOMS	IN 25	113,600	25-Jan-1977	1,091,468	16-May-1978	16-May-2018
	BLISSFUL BENEFITS	25 Int.	85/253,161	28-Feb-2011
	BODY HEAVEN	25 Int.	85/319,012	12-May-2011
	BODY NANCY GANZ (DESIGN)	IN 25	78/235,726	09-Apr-2003	3,036,468	27-Dec-2005	27-Dec-2015
	BODY NANCY GANZ BODYESSENTIALS	IN 25	78/251,682	19-May-2003	3,002,613	27-Sep-2005	27-Sep-2015
	BODYSILK	IN 25	192,894	13-Nov-1978	1,324,662	12-Mar-1985	12-Mar-2015
	BODYSLIMMERS	IN 25	74/153,741	28-Mar-1991	1,713,807	08-Sep-1992	08-Sep-2012
	BRA-VOLUTION	25 Int.	78/676,162	22-Jul-2005	3,565,904	20-Jan-2009	20-Jan-2019
	CLUB COTTON	25 Int.	78/428,231	01-Jun-2004	3,099,098	30-May-2006	30-May-2016
	COMFORT BACK	25 Int.	77/630,531	10-Dec-2008	3,723,599	08-Dec-2009	08-Dec-2019
	COMFORT BY DESIGN	25 Int.	77/193,884	31-May-2007	3,577,065	17-Feb-2009	17-Feb-2019
	COMFORTABLE EVERYWHERE	IN 25	78/782,374	29-Dec-2005	3,270,137	24-Jul-2007	24-Jul-2017

Tuesday, June 14, 2011	Page 83 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	COMING UP ROSES	25 Int.	78/428,232	01-Jun-2004	3,086,428	25-Apr-2006	25-Apr-2016
	COTTON KISSES	IN 25	221,867	02-Jul-1979	1,160,130	07-Jul-1981	07-Jul-2011
	COTTON LITES	IN 25	369,933	16-Jun-1982	1,257,652	15-Nov-1983	15-Nov-2013
	COVERAGE LEVEL 123 GRAPHIC	25 Int.	77/691,520	16-Mar-2009	3,871,130	02-Nov-2010	02-Nov-2020
	CUSTOM SHAPERS	IN 25	78/474,250	26-Aug-2004	3,290,272	11-Sep-2007	11-Sep-2017
	DESIGN APPRENTICE	41 Int.	78/564,080	09-Feb-2005	3,047,148	17-Jan-2006	17-Jan-2016
	DOUBLE PLAY	NA 39	96,775	09-May-1960	718,269	11-Jul-1961	11-Jul-2011
	ELEMENTS OF BLISS	IN 25	78/941,054	31-Jul-2006	3,354,385	11-Dec-2007	11-Dec-2017
	ELEMENTS OF BLISS PRETTY	25 Int.	77/543,617	11-Aug-2008	3,674,237	25-Aug-2009	25-Aug-2019
	ELEMENTS OF BLISSWIRE	IN 25	77/465,393	05-May-2008	3,674,048	25-Aug-2009	25-Aug-2019
	ENHANCING YOUR TRUE BEAUTY	25 Int.	77/651,483	16-Jan-2009	3,874,083	09-Nov-2010	09-Nov-2020
	FASHION SCOOPS	IN 25	74/501,470	18-Mar-1994	2,145,562	24-Mar-1998	24-Mar-2018
	FLOWER CHARMS	IN 25	76/018,472	05-Apr-2000	2,435,322	13-Mar-2001	13-Mar-2011
	FREEDOM BACK	IN 25	77/714,575	15-Apr-2009	3,811,888	29-Jun-2010	29-Jun-2020
	FREEDOM FRONT	IN 25	388,035	01-Apr-1971	924,328	23-Nov-1971	23-Nov-2011
	GO WIRE FREE	25 Int.	77/189,920	24-May-2007	3,719,029	01-Dec-2009	01-Dec-2019
	GORGEOUS GUARANTEE	35 Int.	78/923,511	06-Jul-2006	3,337,360	13-Nov-2007	13-Nov-2017
	GRIPPER TRUNK	25 Int.	77/100,050	06-Feb-2007	3,441,683	03-Jun-2008	03-Jun-2018
	HIDDEN POWERS	IN 25	564,526	22-Oct-1985	1,394,998	27-May-1986	27-May-2016
	HIPSLIP (STYLIZED)	IN 25	74/229,445	09-Dec-1991	1,715,969	15-Sep-1992	15-Sep-2012
	ICE FLOWERS	25 Int.	78/665,917	07-Jul-2005	3,334,493	13-Nov-2007	13-Nov-2017
	INDULGE YOURSELF IN AN ELEGANT MINIMIZER	IN 25	77/473,493	13-May-2008	3,670,496	18-Aug-2009	18-Aug-2019
	INDULGE YOURSELF IN AN UPLIFTING EXPERIENCE	IN 25	77/473,499	13-May-2008	3,670,497	18-Aug-2009	18-Aug-2019

Tuesday, June 14, 2011	Page 84 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	INNERLUXE	24 Int., 25 Int.	78/614,446	22-Apr-2005	3,252,372	12-Jun-2007	12-Jun-2017
	INTIMATES WITH INSIGHT	25 Int.	78/820,973	22-Feb-2006	3,353,917	11-Dec-2007	11-Dec-2017
	INVISIBLE BLISS	25 Int.	77/402,293	21-Feb-2008	3,628,185	26-May-2009	26-May-2019
	INVISIBLE BLISS	25 Int.	77/500,608	17-Jun-2008	3,620,739	12-May-2009	12-May-2019
	INVISIBLE EDGE	25 Warnaco Standard	76/368,723	08-Feb-2002	2,687,641	11-Feb-2003	11-Feb-2013
	INVISIBLE SHAPERS	25 Int.	85/285,040	04-Apr-2011
	IT'S THE ONE	IN 25	236,505	24-Oct-1979	1,176,306	03-Nov-1981	03-Nov-2011
	JOIN THE BRA-VOLUTION	25 Int.	77/527,186	21-Jul-2008
	KISS OF CLEAVAGE	25 Int.	77/650,857	16-Jan-2009	3,874,078	09-Nov-2010	09-Nov-2020
	LACE DRESSING	25 Int.	789,497	27-Mar-1989	1,600,121	05-Jun-1990	05-Jun-2020
	LACE TUXEDO	25 Int.	78/537,824	23-Dec-2004	3,345,167	27-Nov-2007	27-Nov-2017
	LACY LUXURIES	IN 25	74/607,517	06-Dec-1994	1,952,806	30-Jan-1996	30-Jan-2016
	LACY TEXTURES	IN 25	78/686,542	05-Aug-2005	3,120,363	25-Jul-2006	25-Jul-2016
	LAVISH LIFT	IN 25	77/576,967	23-Sep-2008	3,729,608	22-Dec-2009	22-Dec-2019
	LITTLE HUGGERS	IN 25	75/908,329	03-Feb-2000	2,568,133	07-May-2002	07-May-2012
	LUXURY LIFT	25 Int.	77/413,807	05-Mar-2008	3,632,608	02-Jun-2009	02-Jun-2019
	MADE WITH 100% COMFORT	25 Int.	77/337,819	27-Nov-2007	3,616,927	05-May-2009	05-May-2019
	MAKING EVERY DAY EXQUISITE	25 Int.	78/733,385	14-Oct-2005	3,192,309	02-Jan-2007	02-Jan-2017
	MAXIMIZE YOUR STYLE	25 Int.	77/729,414	05-May-2009	3,811,955	29-Jun-2010	29-Jun-2020
	MEMORTECK	24 Int.	78/772,306	13-Dec-2005	3,270,116	24-Jul-2007	24-Jul-2017
	MINIMIZE YOUR SHAPE	25 Int.	77/729,406	05-May-2009	3,811,954	29-Jun-2010	29-Jun-2020
	MINIMIZE YOUR SHAPE MAXIMIZE YOUR STYLE	25 Int.	77/715,112	16-Apr-2009	3,846,067	07-Sep-2010	07-Sep-2020
	NANCY GANZ	IN 25	74/712,708	08-Aug-1995	2,330,464	21-Mar-2000	21-Mar-2020
	NEW DIMENSION	NA 39	96,774	09-May-1960	712,902	21-Mar-1961	21-Mar-2011

Tuesday, June 14, 2011	Page 85 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	NIP, TUCK AND BOOST	IN 25	74/632,591	10-Feb-1995	2,137,616	17-Feb-1998	17-Feb-2018
	NO PINCHING. NO PROBLEM.	25 Int.	77/105,504	12-Feb-2007	3,528,202	04-Nov-2008	04-Nov-2018
	NO SHOW. NO STRESS.	IN 25	77/129,956	13-Mar-2007
	NO WEDGIES. NO WORRIES.	25 Int.	77/105,195	12-Feb-2007	3,528,201	04-Nov-2008	04-Nov-2018
	NO WIRES. NO WEDGIES. NO WORRIES.	25 Int.	77/190,327	25-May-2007	3,489,733	19-Aug-2008	19-Aug-2018
	NO WIRES. NO WORRIES.	IN 25	77/026,937	23-Oct-2006	3,298,624	25-Sep-2007	25-Sep-2017
	NO WIRES. NO WORRIES. ALL WARNER'S	IN 25	78/488,033	22-Sep-2004	3,136,847	29-Aug-2006	29-Aug-2016
	NOT SO INNOCENT NUDES	IN 25	74/521,854	03-May-1994	1,889,964	18-Apr-1995	18-Apr-2015
	NOTHING BUT CURVES	25 Int.	77/546,117	13-Aug-2008	3,868,018	26-Oct-2010	26-Oct-2020
	NOTHING WAISTED	25 Int.	85/118,443	30-Aug-2010
	O (STYLIZED)	25 Int.	77/718,423	21-Apr-2009	3,698,894	20-Oct-2009	20-Oct-2019
	O BY OLGA	25 Int.	77/554,728	25-Aug-2008
	OLGA	25	78/383,020	12-Mar-2004	2,895,952	19-Oct-2004	19-Oct-2014
	OLGA	IN 25	291,418	19-Feb-1968	883,813	06-Jan-1970	06-Jan-2020
	OLGA COMFORT BACK	IN 25	75/460,650	01-Apr-1998	2,214,802	29-Dec-1998	29-Dec-2018
	OLGA CURVES	25	78/443,354	29-Jun-2004	3,177,882	28-Nov-2006	28-Nov-2016
	OLGA ENHANCEMENTS	25	78/617,766	27-Apr-2005	3,021,046	29-Nov-2005	29-Nov-2015
	OLGA POSITIVELY FITTING	25 Int.	85/276,693	25-Mar-2011
	OLGA SHAPING WITH STYLE	25 Int.	77/602,299	28-Oct-2008	3,726,489	15-Dec-2009	15-Dec-2019
	OLGA SIGNATURE	25 Int.	77/535,865	31-Jul-2008	3,716,413	24-Nov-2009	24-Nov-2019
	OLGA SMOOTH LIFT	25 Int.	77/584,221	02-Oct-2008
	OLGA, THE FIGURE SOLUTIONS SPECIALIST	25	78/572,058	22-Feb-2005	3,096,870	23-May-2006	23-May-2016
	OLGA-PETITES	IN 25	74/640,675	01-Mar-1995	1,994,756	20-Aug-1996	20-Aug-2016

Tuesday, June 14, 2011	Page 86 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	OLGA’S CHRISTINA	IN 25	814,390	24-Jul-1989	1,605,670	10-Jul-1990	10-Jul-2020
	OLGA’S CHRISTINA	IN 25	468,326	02-Mar-1984	1,344,640	25-Jun-1985	25-Jun-2015
	OLGA’S DISAPPEARING ACT	25 Int.	77/851,549	19-Oct-2009	3,884,106	30-Nov-2010	30-Nov-2020
	OLGA’S SATIN EDGE	25 Int.	77/207,094	15-Jun-2007	3,384,603	19-Feb-2008	19-Feb-2018
	OLGA’S SATIN INTRIGUE	25	78/322,508	03-Nov-2003	2,979,476	26-Jul-2005	26-Jul-2015
	OLGA’S SIGNATURE SUPPORT	25	78/572,056	22-Feb-2005	3,102,256	06-Jun-2006	06-Jun-2016
	PERFECT MEASURE	IN 25	85/323,201	17-May-2011
	PERFECT MEASURE	IN 25	638,393	05-Jan-1987	1,457,559	15-Sep-1987	15-Sep-2017
	PERFECT SUPPORT	IN 25	73/787,675	20-Mar-1989	1,694,478	16-Jun-1992	16-Jun-2012
	PLUSHLINE	24 Int.	78/583,821	09-Mar-2005	3,163,942	24-Oct-2006	24-Oct-2016
	PREVENTION IS KEY	IN 25	78/774,982	16-Dec-2005	3,266,307	17-Jul-2007	17-Jul-2017
	SATIN COMFORT	25	78/925,826	10-Jul-2006	3,357,984	18-Dec-2007	18-Dec-2017
	SATIN EDGE	25 Int.	77/020,394	13-Oct-2006	3,353,015	11-Dec-2007	11-Dec-2017
	SATIN TUXEDO	25 Int.	78/363,203	05-Feb-2004	2,958,706	31-May-2005	31-May-2015
	SEAMLESS BENEFITS	IN 25	78/262,687	16-Jun-2003	3,048,526	24-Jan-2006	24-Jan-2016
	SECRET HUG	IN 25	74/108,983	25-Oct-1990	1,669,540	24-Dec-1991	24-Dec-2011
	SECRET SHAPERS	IN 25	74/691,596	21-Jun-1995	1,973,050	07-May-1996	07-May-2016
	SENSUOUS SOLUTION	IN 25	74/534,967	08-Jun-1994	1,953,727	30-Jan-1996	30-Jan-2016
	SHEER SOLUTIONS	25 Int.	78/430,054	04-Jun-2004	3,091,230	09-May-2006	09-May-2016
	SHEER TAPESTRY	IN 25	78/686,540	05-Aug-2005	3,117,197	18-Jul-2006	18-Jul-2016
	SHINE-ON	25 Int.	77/214,498	25-Jun-2007	3,381,514	12-Feb-2008	12-Feb-2018
	SIMPLY BLISS	25 Int.	77/794,138	31-Jul-2009
	SIMPLY CLASSIC	IN 25	75/250,741	12-Feb-1997	2,464,073	26-Jun-2001	26-Jun-2011
	SIMPLY DAISIES	25 Int.	78/565,831	11-Feb-2005	3,204,490	30-Jan-2007	30-Jan-2017
	SIMPLY PERFECT	25 Int.	77/196,551	04-Jun-2007	3,339,211	20-Nov-2007	20-Nov-2017

Tuesday, June 14, 2011	Page 87 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	SLEEK UNDERNEATH	IN 25	78/913,633	21-Jun-2006	3,354,322	11-Dec-2007	11-Dec-2017
	SMOOTH BACK	25 Int.	77/115,116	23-Feb-2007	3,528,224	04-Nov-2008	04-Nov-2018
	SMOOTH BENEFITS	25 Int.	78/438,356	21-Jun-2004	3,160,042	17-Oct-2006	17-Oct-2016
	SMOOTH LOOK	IN 25	77/054,969	01-Dec-2006	3,531,558	11-Nov-2008	11-Nov-2018
	SO COMFORTABLE	25 Int.	78/388,200	22-Mar-2004	3,046,914	17-Jan-2006	17-Jan-2016
	SO MANY PEOPLE OUT THERE FOCUSED ON CHANGING THE BODIES. WE DECIDED TO CHANGE THE BRA	25 Int.	78/780,298	23-Dec-2005	3,455,419	24-Jun-2008	24-Jun-2018
	SOME THINGS ARE TOO GOOD TO HIDE	25 Int.	78/389,043	23-Mar-2004	3,033,036	20-Dec-2005	20-Dec-2015
	STRICTLY SECRET	IN 25	251,881	28-Feb-1980	1,164,736	11-Aug-1981	11-Aug-2011
	SUDDENLY SEAMLESS	IN 25	78/262,683	16-Jun-2003	2,915,260	28-Dec-2004	28-Dec-2014
	SUDDENLY SHAPELY	IN 25	74/362,513	25-Feb-1993	1,920,943	19-Sep-1995	19-Sep-2015
	SUDDENLY SLIM	IN 25	115,372	10-Mar-1961	726,021	02-Jan-1962	02-Jan-2012
	SUDDENLY SLIM	25 Int.	78/641,994	02-Jun-2005	3,178,468	28-Nov-2006	28-Nov-2016
	SUDDENLY SMOOTH	IN 25	441,843	21-Nov-1972	976,882	15-Jan-1974	15-Jan-2014
	SUDDENLY SMOOTH	25 Int.	85/082,659	12-Jul-2010
	SUPER CROSS	IN 25	276,827	05-Sep-1980	1,192,566	23-Mar-1982	23-Mar-2012
	SUPREME SUPPORT	24	78/943,183	02-Aug-2006	3,321,809	23-Oct-2007	23-Oct-2017
	SVELTE BELTS	IN 25	78/767,820	06-Dec-2005	3,165,195	31-Oct-2006	31-Oct-2016
	TEMPTRESSE	25 Int.	78/393,356	30-Mar-2004	2,974,623	19-Jul-2005	19-Jul-2015
	THE BODY SOLUTION	IN 25	205,769	02-Mar-1979	1,145,837	13-Jan-1981	13-Jan-2011
	THE END!	IN 25	72,767	24-Dec-1975	1,057,722	01-Feb-1977	01-Feb-2017
	THIS IS NOT A BRA	25 Int.	77/777,797	09-Jul-2009	3,935,088	22-Mar-2011	22-Mar-2021
	TODAY’S TAPESTRY	25 Int.	78/740,569	26-Oct-2005	3,299,474	25-Sep-2007	25-Sep-2017

Tuesday, June 14, 2011	Page 88 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	TOO SHEER TO SHOW	25 Int.	78/615,803	25-Apr-2005	3,262,464	10-Jul-2007	10-Jul-2017
	TOUCH OF FLOWERS	25 Int.	78/565,825	11-Feb-2005	3,206,772	06-Feb-2007	06-Feb-2017
	TUMM-EE-BREEF	NA 39	201,139	02-Sep-1964	810,156	21-Jun-1966	21-Jun-2016
	ULTIMATE BACK SMOOTHER	25 Int.	77/636,283	18-Dec-2008	3,874,045	09-Nov-2010	09-Nov-2020
	UNDER EVERY GREAT WOMAN	IN 25	78/233,262	02-Apr-2003	2,983,880	09-Aug-2005	09-Aug-2015
	UNDER LOCK AND KEY	IN 25	78/479,932	08-Sep-2004	3,130,875	15-Aug-2006	15-Aug-2016
	UNSLIPPABLES	IN 25	75/161,655	06-Sep-1996	2,451,158	15-May-2001	15-May-2011
	VOILETTE	25 Int.	78/396,978	06-Apr-2004	3,059,558	14-Feb-2006	14-Feb-2016
	W STAR DESIGN	25 Int.	77/900,093	23-Dec-2009
	WARNACO	NA 39	431,024	27-Jul-1972	984,559	21-May-1974	21-May-2014
	WARNER’S	NA 39	182,276	20-Jun-1923	179,292	05-Feb-1924	05-Feb-2014
	WARNER’S	NA 39	13,885	24-Oct-1905	50,062	27-Feb-1906	27-Feb-2016
	WARNER’S	IN 25	716,258	14-Mar-1988	1,524,600	14-Feb-1989	14-Feb-2019
	WARNER’S	NA 39	189,993	21-Dec-1923	197,535	21-Apr-1925	21-Apr-2015
	WARNER’S	35 Int.,	78/145,173	18-Jul-2002	3,218,501	13-Mar-2007	13-Mar-2017
	WARNER’S ALL DAY FIT	IN 25	77/156,575	13-Apr-2007	3,489,601	19-Aug-2008	19-Aug-2018
	WARNER’S BODY BEWARE	IN 25	75/087,846	15-Apr-1996	2,035,808	04-Feb-1997	04-Feb-2017
	WARNER’S BODY BRILLIANCE	25 Int.	77/199,372	06-Jun-2007	3,339,212	20-Nov-2007	20-Nov-2017
	WARNER’S FALL IN LUXE	25 Int.	85/214,626	11-Jan-2011
	WARNER’S FEEL IT. BELIEVE IT. LOVE IT.	25 Int.	85/093,101	26-Jul-2010
	WARNER’S FLEX REVOLUTION	25 Int.	77/956,651	11-Mar-2010	3,952,215	26-Apr-2011	26-Apr-2021
	WARNER’S FREEDOM BACK	25 Int.	77/656,332	26-Jan-2009	3,929,072	08-Mar-2011	08-Mar-2021
	WARNER’S FRIDAY’S BRA	25 Int.	75/155,900	26-Aug-1996	2,422,425	23-Jan-2001	23-Jan-2021

Tuesday, June 14, 2011	Page 89 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	WARNER’S LACE HUGGERS	25 Int.	78/363,193	05-Feb-2004	2,986,479	16-Aug-2005	16-Aug-2015
	WARNER’S NAKED LACE	25 Int.	85/285,044	04-Apr-2011
	WARNER’S SHAPING CAMISOLE	IN 25	77/464,033	02-May-2008
	WARNER’S SHAPING MADE SIMPLE	25 Int.	77/546,314	13-Aug-2008	3,716,477	24-Nov-2009	24-Nov-2019
	WARNER’S SIMPLY PERFECT	IN 25	74/575,963	20-Sep-1994	1,918,084	12-Sep-1995	12-Sep-2015
	WARNER’S SLEEK PEEK	IN 25	85/323,192	17-May-2011
	WARNER’S TRADE DRESS - COLOR ORANGE	25 Int.	77/485,038	28-May-2008	3,694,346	06-Oct-2009	06-Oct-2019
	WARNER’S W STAR DESIGN	25 Int.	77/900,107	23-Dec-2009
	WARNER’S WHISPERLITES	25 Int.	78/566,432	14-Feb-2005	3,166,415	31-Oct-2006	31-Oct-2016
	WARNER’S WITHOUT A STITCH	IN 25	78/262,689	16-Jun-2003	2,899,656	02-Nov-2004	02-Nov-2014
	WHAT A LIFT	IN 25	75/875,642	20-Dec-1999	2,450,241	08-May-2001	08-May-2021
	WHAT YOU UNCOVER IS UP TO YOU	25 Int.	77/966,927	24-Mar-2010
	WIRE FREEDOM	25 Int.	77/214,505	25-Jun-2007	3,528,465	04-Nov-2008	04-Nov-2018
	WITHOUT A STITCH	IN 25	77/870,205	11-Nov-2009	3,810,652	29-Jun-2010	29-Jun-2020
	WONDER-WEAR	IN 25	74/666,534	26-Apr-1995	1,994,931	20-Aug-1996	20-Aug-2016
	WONDER-WEAR	NA 41	24,259	24-Dec-1906	61,489	26-Mar-1907	26-Mar-2017
	YOUNG ATTITUDES	IN 25	74/431,518	01-Sep-1993	1,894,638	16-May-1995	16-May-2015
	YOUR EVERYDAY INDULGENCE	IN 25	77/018,142	10-Oct-2006	3,362,937	01-Jan-2008	01-Jan-2018
	YOUR FULL FIGURE INDULGENCE	25 Int.	77/763,189	18-Jun-2009

Tuesday, June 14, 2011	Page 90 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Uruguay

	BODYSLIMMERS	IN 25	314.440	08-Jul-1999	314.440	29-Feb-2000	28-Feb-2020
	BODYSLIMMERS NANCY GANZ	25 Int.	314.441	08-Jul-1999	314.441	15-Jun-2000	15-Jun-2020
	NANCY GANZ	IN 25	314.442	08-Jul-1999
	OLGA	25 Int.	257,116	22-Sep-1992	257,116	11-Nov-1994	11-Nov-2014
	PEPPERMINT	25 Int.	423.294	16-May-2011
	PINKU AND DESIGN	25 Int.	423.298	16-May-2011
	WARNER’S	24 Int., 25 Int.	179,172	29-Jan-1981	245,248	19-May-1992	19-May-2012
	WARNER’S (SCRIPT)	NA 4			330544	31-May-1991	31-May-2021
	YOUNG ATTITUDES	25 Int.	423.297	16-May-2011

Uzbekistan

	BODYSLIMMERS	IN 25	MBGU99004273	20-May-1999
	BODYSLIMMERS NANCY GANZ	IN 25	MBGU99004293	20-May-1999
	NANCY GANZ	IN 25	MB GU 990042	20-May-1999
	WARNACO	IN 9, IN 16	MBGU96006123	29-Apr-1996	6256	28-Apr-1997	29-Apr-2016

Vanuatu

	WARNER’S (SCRIPT)	IN 25		19-May-1924	734	09-Sep-1993	19-May-2018

Tuesday, June 14, 2011	Page 91 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Venezuela

	BODY NANCY GANZ	25 Int.	2003-014623	09-Oct-2003	P256113	01-Nov-2004	01-Nov-2014
	BODYSLIMMERS	25 Int.	10.533-99	17-Jun-1999	P-218097	25-Feb-2000	25-Feb-2025
	BODYSLIMMERS NANCY GANZ	25 Int.	16.298-99	21-Sep-1999	P-227037	07-Jul-2000	07-Jul-2025
	LA FORMA MAS BELLA	NA 39	8699-94	05-Jun-1995	744-L	27-Feb-1975	27-Feb-2015
	NANCY GANZ	25 Int.	10.534-99	17-Jun-1999	P-218098	25-Feb-2000	25-Feb-2025
	OLGA	25 Int.	8850-76	08-Dec-1976	89,988	26-Mar-1979	26-Mar-2014
	OLGA TREASURES	25 Int.	8747-95	20-Jun-1995	P-191225	23-Aug-1996	23-Aug-2016
	PINKU AND DESIGN	25 Int.	2010-016879	08-Oct-2010
	SECRET SHAPERS	IN 25	1996-001347	01-Feb-1996	P-197349	09-May-1997	09-May-2017
	WARNER’S	NA 39	4435-86	11-Apr-1986	147,648-F	26-May-1992	26-May-2017
	YOUNG ATTITUDES	25 Int.	2003-014773	13-Oct-2003	P2256134	01-Nov-2004	01-Nov-2014

Viet Nam

	BODYSLIMMERS	IN 25	N99/1737	01-Jul-1999
	BODYSLIMMERS NANCY GANZ	IN 25	N99/1739	01-Jul-1999
	NANCY GANZ	IN 25	N99/1738	01-Jul-1999
	NANCYGANZ.COM	IN 38, IN 42	N-2021/97	22-May-1997	28931	11-Dec-1998	22-May-2017
	OLGA	25 Int.	11086N-78193	10-Mar-1993	10,826	13-Jan-1994	10-Mar-2013
	WARNACO	IN 16, IN 38, IN 42	N-2167/96	31-May-1996	24 226	31-May-1996	31-May-2016
	WARNACO	IN 25	N48349526004	16-Nov-1995	22036	23-Aug-1996	16-Nov-2015
	WARNACO.COM	38 Int., 42 Int.	N-2025/97	22-May-1997	29025	16-Dec-1998	22-May-2017
	WARNER’S	IN 25	11088N-78393	10-Mar-1993	9533	15-Nov-1993	10-Mar-2013

Tuesday, June 14, 2011	Page 92 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Virgin Islands (British)

	BODYSLIMMERS	25 Int.	3542	06-Sep-2000	3542	06-Sep-2000	06-Sep-2014
	BODYSLIMMERS NANCY GANZ	IN 25	3540	06-Sep-2000	3540	06-Sep-2000	06-Sep-2014
	NANCY GANZ	25 Int.	3539	06-Sep-2000	3539	06-Sep-2000	06-Sep-2014
	OLG	25 Int.			1236	31-Aug-1993	10-Sep-2016
	WARNER’S (SCRIPT)	NA 38			1237	31-Aug-1993	19-May-2018

Yemen, Republic of

	NANCYGANZ.COM	IN 42	10437	19-May-1997	8909	20-Sep-1998	19-May-2017
	NANCYGANZ.COM	IN 35	10428	19-May-1997	8903	20-Sep-1998	19-May-2017
	NANCYGANZ.COM	IN 38	10451	19-May-1997	9117	20-Sep-1998	19-May-2017
	OLGA	25 Int.	1779	09-Jun-1993	5726	08-Nov-1995	09-Jun-2013
	WARNACO	IN 42	8658	23-Apr-1996	7263	18-Jun-1997	23-Apr-2016
	WARNACO	IN 25	8656	23-Apr-1996	7289	18-Jun-1997	23-Apr-2016
	WARNACO	IN 38	8657	23-Apr-1996	7251	18-Jun-1997	23-Apr-2016
	WARNACO	IN 16	8655	23-Apr-1996	7262	18-Jun-1997	23-Apr-2016
	WARNACO.COM	IN 38	10434	19-May-1997	8906	20-Sep-1998	19-May-2017
	WARNACO.COM	IN 35	10449	19-May-1997	9092	20-Sep-1998	19-May-2017
	WARNACO.COM	IN 42	10423	19-May-1997	8898	20-Sep-1998	19-May-2017
	WARNER’S	25 Int.	1777	09-Jun-1993	5724	08-Nov-1995	09-Jun-2013

Zambia

	OLGA	IN 25	279/92	10-Sep-1992	279/92	10-Sep-1992	10-Sep-2013
	WARNER’S	IN 25	280/92	10-Sep-1992	280/92	10-Sep-1992	10-Sep-2013

Tuesday, June 14, 2011	Page 93 of 94

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Zanzibar

	OLGA	NA 38	77/92	26-Aug-1992	797/99	26-Aug-1992	26-Aug-2020
	WARNER’S	IN 38	78/92	26-Aug-1992	798/99	26-Aug-1992	26-Aug-2020

Zimbabwe
	OLGA	25 Int.	955/92	08-Sep-1992	955/92	08-Sep-1992	08-Sep-2012
	WARNER’S	IN 25	956/92	08-Sep-1992	956/92	08-Sep-1992	08-Sep-2012

Tuesday, June 14, 2011	Page 94 of 94

1.B. Warnaco Swimwear, Inc.
and Warnaco Swimwear
Products, Inc. — Trademark
Applications / Registrations

WARNACO SWIMWEAR TRADEMARKS

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
Canada

	BEACH’N BEYOND	NA	1159478	19-Nov-2002	701457	22-Nov-2007	22-Nov-2022
	BEACHERS	NA N/A	859,015	17-Oct-1997	499332	26-Aug-1998	26-Aug-2013
	SOLAR FLEX	NA N/A	484,667	25-Mar-1982	277,580	11-Mar-1983	11-Mar-2013

Hong Kong

	UNDERWETS	IN 25	92/9693	02-Apr-1992	4443/1994	02-Apr-1992	02-Apr-2013

Mexico

	BEACH’N BEYOND	NA	664715	02-Jul-2004	844862	28-Jul-2004	02-Jul-2014

New Zealand

	UNDERWETS (STYLIZED)	IN 25	209,831	29-Apr-1991	209,831	29-Apr-1991	29-Apr-2012

United States of America

	BEACH’N BEYOND	IN 25	73/031,832	12-Sep-1974	1,019,457	02-Sep-1975	02-Sep-2015
	BEGIN TO SWIM (STYLIZED) & DESIGN	IN 28	75/588,242	13-Nov-1998	2,525,546	01-Jan-2002	01-Jan-2012
	EVERYBODY TANK	25 Int.	78/904,112	08-Jun-2006	3,332,689	06-Nov-2007	06-Nov-2017
	HYDRO SPEX	IN 28	75/912,905	08-Feb-2000	2,490,239	18-Sep-2001	18-Sep-2011

Tuesday, June 14, 2011	Page 1 of 1

2. Copyrights

2.A. Warnaco Inc. and
Warnaco U.S., Inc. —
Copyright Applications /
Registrations

WARNACO U.S., INC. COPYRIGHTS

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
United States of America

	CR: INTIMATE TOUCH				VA 938-042	05-Nov-1998
	CR: PRINTED FLORAL DESIGN				VAu 956-00	17-Sep-2007
	CR: HEARTS & SWIRL DESIGN	NA N/A	N/A	27-Jun-1996	VAU 371-62	27-Jun-1996	31-Dec-2046

Friday, June 10, 2011	Page 1 of 1

2.B. Warnaco Swimwear, Inc.
— Copyright Applications /
Registrations

WARNACO SWIMWEAR COPYRIGHTS

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
United States of America

	CR: ALLIGATOR DESIGN FOR ANIMAL SHAPED GOGGLES				VA1029659	13-Jan-2000	31-Dec-2094
	CR: CRAB DESIGN FOR ANIMAL SHAPED GOGGLES				VA1045256	13-Jan-2000	31-Dec-2094
	CR: DOLPHIN DESIGN FOR ANIMAL SHAPED GOGGLES				VA1029771	31-Jan-2000	31-Dec-2094
	CR: FISH DESIGN FOR ANIMAL SHAPED GOGGLES				VA1029773	31-Jan-2000	31-Dec-2094
	CR: FISH FUN KICKBOARD		NONE	08-Jun-1999	VA980-278	08-Jun-1999	31-Dec-2092
	CR: FLAMINGO DESIGN FOR ANIMAL SHAPED GOGGLES				VA1029660	13-Jan-2000	31-Dec-2094
	CR: OCTOPUSS DESIGN FOR ANIMAL SHAPED GOGGLES				VA1029661	13-Jan-2000	31-Dec-2094
	CR: PARROT DESIGN FOR ANIMAL SHAPED GOGGLES				VA1022643	12-Jan-2000
	CR: SEAHORSE DESIGN FOR ANIMAL SHAPED GOGGLES				VA1025878	14-Jan-2000	31-Dec-2093
	CR: SHARK DESIGN FOR ANIMAL SHAPED GOGGLES				VA1022644	12-Jan-2000
	CR: SHARK FUN KICKBOARD		NONE	08-Jun-1999	VA980-280	08-Jun-1999	31-Dec-2092
	CR: TOUCAN DESIGN FOR ANIMAL SHAPED GOGGLES				VA1025879	14-Jan-2000	31-Dec-2093
	CR: TURTLE DESIGN FOR ANIMAL SHAPED GOGGLES				VA1025876	14-Jan-2000	31-Dec-2092

Friday, June 10, 2011	Page 1 of 2

Country	Trademark	Class	App. No.	Fil Date	Reg No.	Reg. Date	Renewal
	CR: TURTLE FUN KICKBOARD		NONE	08-Jun-1999	VA 980-277	08-Jun-1999	31-Dec-2092
	CR: WHALE DESIGN FOR ANIMAL SHAPED GOGGLES				VA 1022645	12-Jan-2000

Friday, June 10, 2011	Page 2 of 2

3. Patents

3.A. Warnaco Swimwear,
Inc. — Patent Applications /
Registrations

Friday, June 10, 2011	Patent List	Page: 1
Country: Canada

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-03841/	DES	128869		128869	Granted
Canada		05-Dec-2008		05-Nov-2009	05-Nov-2019

Old Client Code: WASI Title: KICKBOARD (CANADA)

100102-04038/	ORD	2,732,841			Pending
Canada		25-Feb-2011

Old Client Code: WASI Title: CUSTOMIZABLE EYEWEAR (CANADA)

Friday, June 10, 2011	Patent List	Page: 2
Country: Mexico

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-03840/	DES	MX/F/2008/003002			Pending
Mexico		09-Dec-2008

Old Client Code: WASI Title: KICKBOARD (MEXICO)

100102-04039/	ORD	MX/A/2011/004936			Pending
Mexico		10-May-2011

Old Client Code: WASI Title: CUSTOMIZABLE EYEWEAR (MEXICO)

Friday, June 10, 2011	Patent List	Page: 3
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-00381/	ORD	07/911,755		5,347,656	Granted
United States of America		10-Jul-1992		20-Sep-1994	10-Jul-2012

Old Client Code: AUTH

Title: FIGURE ENHANCING BATHSUIT

100102-01738/	ORD	08/611,652		5,643,149	Granted
United States of America		06-Mar-1996		01-Jul-1997	06-Mar-2016

Old Client Code: AUTH

Title: FITNESS ROPE

100102-01943/A	ORD	08/719,458		5,675,842	Granted
United States of America		25-Sep-1996		14-Oct-1997	25-Sep-2016

Old Client Code: AUTH

Title: PANTS WITH TWO WAISTBANDS

100102-01954/DA	DES	29/060,669		DES.393,273	Granted
United States of America		03-Oct-1996		07-Apr-1998	07-Apr-2012

Old Client Code: AUTH

Title: FRONT PIECE FOR SWIM GOGGLES (III)

100102-01955/DA	DES	29/060,668		DES.394,275	Granted
United States of America		03-Oct-1996		12-May-1998	12-May-2012

Old Client Code: AUTH

Title: FRONT PIECE FOR SWIM GOGGLES (II)

100102-01956/DA	DES	29/060,657		DES.393,649	Granted
United States of America		03-Oct-1996		21-Apr-1998	21-Apr-2012

Old Client Code: AUTH

Title: FRONT PIECE FOR SWIM GOGGLES (I)

100102-02793/D	DES	29/082,628		D424,279	Granted
United States of America		06-Jan-1998		09-May-2000	09-May-2014

Old Client Code: AUTH

Title: UPPER BACK PORTION OF STRETCH BATHING SUIT

Friday, June 10, 2011	Patent List	Page: 4
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-02872/P	ORD	08/408,894		5,820,526	Granted
United States of America		22-Mar-1995		13-Oct-1998	13-Oct-2015

Old Client Code: AUTH

Title: EXERCISE APPARATUS

100102-02873/	ORD	07/669,177		5,468,200	Granted
United States of America		14-Mar-1991		21-Nov-1995	21-Nov-2012

Old Client Code: AUTH

Title: WEIGHTED EXERCISE GLOVE HAVING WEBBED FINGERS

100102-02891/D	DES	29/091,398		D410,132	Granted
United States of America		29-Jul-1998		25-May-1999	25-May-2013

Old Client Code: AUTH

Title: INFLATED AIR BELT

100102-02921/D	DES	29/101,063		D423,547	Granted
United States of America		24-Feb-1999		25-Apr-2000	25-Apr-2014

Old Client Code: AUTH

Title: ELASTIC GOGGLE

100102-03181/	ORD	10/055,304	US 2004-0218286 A1	7,052,127	Granted
United States of America		23-Jan-2002	04-Nov-2004	30-May-2006	26-Feb-2022

Old Client Code: AUTH

Title: ONE-PIECE INTEGRALLY-FORMED GOGGLES

100102-03800/	PDS	29/320,573		D590,470	Granted
United States of America		30-Jun-2008		14-Apr-2009	14-Apr-2023

Title: KICKBOARD

100102-03810/	PRI	12/164,211			Pending
United States of America		30-Jun-2008

Old Client Code: WASI

Title: SWIM FIN

Friday, June 10, 2011	Patent List	Page: 5
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100102-03849/	PRI	12/425,012			Pending
United States of America		16-Apr-2009

Old Client Code: WASI

Title: WIRE-FREE BRASSIERE

100102-03850/	PDS	29/335,492			Pending
United States of America		16-Apr-2009

Old Client Code: WASI

Title: BRASSIERES

100102-03899/	PRI	12/782,884			Pending
United States of America		19-May-2010

Old Client Code: WASI

Title: CUSTOMIZABLE EYEWEAR

100102-04008/	ORD	10/052,000		6,568,975	Granted
United States of America		16-Jan-2002		27-May-2003	16-Jan-2022

Old Client Code: WASI

Title: STAGED EXPANDABLE SWIM FIN

3.B. Warnaco — Patent
Applications / Registrations

Friday, June 10, 2011	Patent List	Page: 1

Country: France

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04050/D	DES	96/2297		96/2297	Granted
France		16-Apr-1996		16-Apr-1996	16-Apr-2046
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 2

Country: Germany

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04051/D	DES	M9603531.5		M9603531.5	Granted
Germany		17-Apr-1996		18-Oct-1996	17-Apr-2016
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 3

Country: Italy

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04054/D	DES	TO96O000082			Pending
Italy		15-Apr-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 4

Country: Japan

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04069/D	DES	8-010876	1098458	1098458	Granted
Japan		17-Apr-1996	22-Jan-2001	17-Nov-2000	17-Nov-2015

Old Client Code: WARN

Title: UNDERGARMENT (WOMEN’S BIKINI)

100135-04173/D	DES	08-010877	1098459	1098459	Granted
Japan		17-Apr-1996	22-Jan-2001	17-Nov-2000	17-Nov-2015

Old Client Code: WARN

Title: UNDERGARMENT (WOMAN’S BRIEF-FIGS. 3 & 4)

100135-04179/D	DES	08-010883		1098458-1	Granted
Japan		17-Apr-1996		13-Apr-2001	13-Apr-2016
Old Client Code: WARN
Title: UNDERGARMENT (WOMAN’S HIGH LEG BRIEF-FIGS. 15 & 16)

Friday, June 10, 2011	Patent List	Page: 5

Country: Kuwait

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04072/D	DES	DA 9/96			Pending
Kuwait		16-Apr-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 6

Country: Lebanon

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04074/D	DES	95-01-098489			Pending
Lebanon		10-Apr-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 7

Country: Nepal

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04078/D	DES	2624/053			Pending
Nepal		15-Apr-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 8

Country: Qatar

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04083/D	DES	N/A	5171	N/A	Granted
Qatar		04-Jul-1996	04-Jul-1996	04-Jul-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 9

Country: Saudi Arabia

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04085/D	DES	N/A	10407/7122	10407/7122	Granted
Saudi Arabia		21-Dec-1996	21-Dec-1996	21-Dec-1996
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 10

Country: Singapore

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-03535/D	DES	N/A		N/A	Granted
Singapore		03-Oct-1996	31-Jan-1997	31-Jan-1997	17-Oct-2020
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 11

Country: Spain

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04056/D	DES	137,283		137,283	Granted
Spain		17-Apr-1996		07-Mar-1997	07-Mar-2017
Old Client Code: WARN
Title: UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 12

Country: Thailand

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04090/D	DES	030911	48831		Published
Thailand		17-Apr-1996	08-Jan-2002
Old Client Code: WARN
Title: UNDERGARMENT (FIGURES 1, 2 & 2A)

Friday, June 10, 2011	Patent List	Page: 13
Country: United Kingdom

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04058/D	DES	2,055,615		2,055,615	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WAUS Title: UNDERGARMENT

100135-04159/D	DES	2,055,616		2,055,616	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 3 & 4)

100135-04160/D	DES	2,055,617	2,055,617	2,055,617	Granted
United Kingdom		17-Apr-1996	28-Aug-1996	28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 5 & 6)

100135-04161/D	DES	2,055,618		2,055,618	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 7 & 8)

100135-04162/D	DES	2,055,619		2,055,619	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 9 & 10)

100135-04163/D	DES	2,055,620		2,055,620	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 11 & 12)

100135-04164/D	DES	2,055,621		2,055,621	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 13 & 14)

Friday, June 10, 2011	Patent List	Page: 14
Country: United kingdom

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-04165/D	DES	2,055,622		2,055,622	Granted
United Kingdom		17-Apr-1996		28-Aug-1996	17-Oct-2020

Old Client Code: WARN Title: UNDERGARMENT (FIGS. 15 & 16)

Friday, June 10, 2011	Patent List	Page: 15
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-02157/DA	DES	29/039,284		DES.381,188	Granted
United States of America		17-May-1995		22-Jul-1997	22-Jul-2011

Old Client Code: WARN Title: BACK OF A SPORTS BRA

100135-02887/A	ORD	08/450,550		5,954,564	Granted
United States of America		25-May-1995		21-Sep-1999	21-Sep-2016

Old Client Code: GANZ Title: UNDERGARMENT WITH NATURAL FEELING BUTTOCK SUPPORT

100135-02888/A	ORD	08/450,549		5,902,170	Granted
United States of America		25-May-1995		11-May-1999	11-May-2016

Old Client Code: WARN Title: BODY SHAPING UNDERGARMENT

100135-03100/D	DES	29/045,336		D,440,027	Granted
United States of America		17-Oct-1995		10-Apr-2001	10-Apr-2015

Old Client Code: WARN Title: UNDERGARMENT

100135-04780/D	DES	29/088,015		D,419,795	Granted
United States of America		13-May-1998		01-Feb-2000	01-Feb-2014

Old Client Code: GANZ Title: DISPLAY RACK (SINGLE)

100135-04781/D	DES	29/088,016		D,414,624	Granted
United States of America		13-May-1998		05-Oct-1999	05-Oct-2013

Old Client Code: GANZ Title: DISPLAY RACK (DOUBLE CONVEX)

100135-04782/D	DES	29/088,017		D,415,368	Granted
United States of America		13-May-1998		19-Oct-1999	19-Oct-2013

Old Client Code: GANZ Title: DISPLAY RACK (SINGLE)

Friday, June 10, 2011	Patent List	Page: 16
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100135-05781/	ORD	09/386,750			Allowed
United States of America		31-Aug-1999

Old Client Code: WAUS Title: DISPROPORTIONATE PANTS

100135-06129/	ORD	09/598,118	6,203,400		Granted
United States of America		21-Jun-2000	20-Mar-2001		21-Jun-2020

Old Client Code: WAUS Title: PUSH-IN UNDERWIRE BRA

100135-06130/	DES	29/124,181	D452,601		Granted
United States of America		01-Jun-2000	01-Jan-2002		01-Jan-2016

Old Client Code: WAUS Title: UNDERWIRE BRA

100135-06300/	CON	09/693,718	6,375,538		Granted
United States of America		20-Oct-2000	23-Apr-2002		21-Jun-2020

Title: PUSH-IN UNDERWIRE BRA

100135-10762/	PRI	12/328,008			Pending
United States of America		04-Dec-2008

Old Client Code: WARN Title: BRASSIERE WITH IMPROVED SIDE PANEL CONSTRUCTION

100135-10924/	CIP	13/097,518			Pending
United States of America		29-Apr-2011

Old Client Code: WARN Title: IMPROVED FLEXIBLE BRASSIERE

3.C. Warnaco / Olga — Patent
Applications / Registrations

Friday, June 10, 2011	Patent List	Page: 1
Country: Canada

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100141-00161/	ORD	2,078,760		2,078,760	Granted
Canada		21-Sep-1992		09-Apr-1996	21-Sep-2012

Old Client Code: WAOL Title: BACKLESS BUST-SUPPORTING UNDERGARMENT

Friday, June 10, 2011	Patent List	Page: 2
Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100141-00154/	ORD	07/765,586		5,162,015	Granted
United States of America		25-Sep-1991		10-Nov-1992	25-Sep-2011

Old Client Code: WAOL Title: BACKLESS BUST-SUPPORTING UNDERGARMENT

3.D. Warnaco / Speedo —
Patent Applications /
Registrations

Friday, June 10, 2011	Patent List	Page: 1

Country: Canada

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00039/	DES	111604		111604	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016

Old Client Code: WASI

Title: SWIM EXERCISE FIN

100146-00040/	DES	111605		111605	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016

Old Client Code: WASI

Title: SWIM EXERCISE BAR

100146-00041/	DES	111607		111607	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016

Old Client Code: WASI

Title: SWIM EXERCISE CUFF

100146-00042/	DES	111606		111606	Granted
Canada		20-Jun-2005		31-May-2006	31-May-2016

Old Client Code: WASI

Title: HAND-WRIST SWIM EXERCISE DEVICE

Friday, June 10, 2011	Patent List	Page: 2

Country: Mexico

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00035/	DES	2005/001127			Pending
Mexico		11-Aug-2005

Old Client Code: WASI

Title: HAND-WRIST SWIM EXERCISE DEVICE

100146-00036/	DES	2005/001126		21407	Granted
Mexico		11-Aug-2005		22-Dec-2006	11-Aug-2020

Old Client Code: WASI

Title: SWIM EXERCISE CUFF

100146-00037/	DES	2005/001125		21408	Granted
Mexico		11-Aug-2005		22-Aug-2006	11-Aug-2020

Old Client Code: WASI

Title: SWIM EXERCISE BAR

100146-00038/	DES	2005/001359			Pending
Mexico		14-Sep-2005

Old Client Code: WASI

Title: SWIM EXERCISE FIN

Friday, June 10, 2011	Patent List	Page: 3

Country: United States of America

Client-Matter/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
100146-00031/	DES	29/223,352		D526,690	Granted
United States of America		11-Feb-2005		15-Aug-2006	15-Aug-2020

Old Client Code: WASI

Title: SWIM EXERCISE BAR

100146-00032/	DES	29/225,324		D553,218	Granted
United States of America		15-Mar-2005		16-Oct-2007	16-Oct-2021

Old Client Code: WASI

Title: SWIM EXERCISE FIN

100146-00033/	DES	29/223,351		D521,578	Granted
United States of America		11-Feb-2005		23-May-2006	23-May-2020

Old Client Code: WASI

Title: SWIM EXERCISE CUFF

100146-00034/	DES	29/223,350		D523,098	Granted
United States of America		11-Feb-2005		13-Jun-2006	13-Jun-2020

Old Client Code: WASI

Title: HAND-WRIST SWIM EXERCISE DEVICE

100146-00045/	PDS	29/285,822		D574,033	Granted
United States of America		11-Apr-2007		29-Jul-2008	29-Jul-2022

Old Client Code: WASI

Title: PORTION OF A GOGGLE

SCHEDULE 6
COMMERCIAL TORT CLAIMS
None.

SCHEDULE 7
BANK ACCOUNTS; CONTROL ACCOUNTS

Bank	Account #	Account Type	Account Holder
***	***	Disbursement	Warnaco Inc.
***	***	Customs	Warnaco Inc.
***	***	Tax	Warnaco Inc.
***	***	Payroll	Warnaco Inc.
***	***	Retail Stores (CKU)	Warnaco Retail Inc.
***	***	Deposit CKU.com	CKU.com
***	***	Concentration Speedo USA.com	Authentic Fitness Online Inc.
***	***	Deposit CKJ.com	Warnaco Inc.
***	***	Concentration	The Warnaco Group, Inc.
***	***	Concentration A/R	Warnaco Inc.
***	***	Concentration non-A/R	Warnaco Inc.
***	***	Controlled Disbursement A/P	Warnaco Inc.
***	***	Concentration	Warnaco Inc.
***	***	Payroll	Warnaco Inc.
***	***	Funding	Warnaco Inc.
***	***	Master Retail CKU	Warnaco Retail Inc.
***	***	Deposit CKU NY Store	Warnaco Retail Inc.
***	***	Deposit CKU DC Store	Warnaco Retail Inc.
***	***	Disbursement	Warnaco Inc.
***	***	Share Repurchase	The Warnaco Group, Inc.
***	***	Equity Awards	The Warnaco Group, Inc.
***	***	Money Market Account	Warnaco Inc.